As filed with the U.S. Securities and Exchange Commission on January 14, 2026

Registration No. 333-[_____]

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]

Pre-Effective Amendment No. __	[ ]
Post-Effective Amendment No. __	[ ]
(Check appropriate box or boxes)

Sterling Capital Funds

(Exact Name of Registrant as Specified in Charter)

434 Fayetteville St. Suite 500 Raleigh, NC 27601

(Address of Principal Executive Offices, Zip Code)

(800) 228-1872

(Registrant’s Telephone Number, including Area Code)

James T. Gillespie

Sterling Capital Funds

434 Fayetteville St., Suite 500

Raleigh, NC 27601

(Name and Address of Agent for Service)

Copies to:

Thomas R. Hiller

Ropes & Gray LLP

Prudential Tower, 800 Boylston Street

Boston, MA 02119

Approximate Date of Public Offering: As soon as practicable after this Registration Statement becomes effective under the Securities Act of 1933 , as amended. It is proposed that the filing will become effective on February [ ], 2026 pursuant to Rule 488 under the Securities Act of 1933, as amended.

Title of Securities Being Offered: Shares of Beneficial Interest, $0.00001 par value, of Sterling Capital Enhanced Core Bond ETF, a series of the Registrant.

An indefinite amount of the Registrant’s securities will be registered under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940. In reliance upon such Rule, no filing fee is paid at this time.

CAPITOL SERIES TRUST

Sterling Capital Enhanced Core Bond ETF

225 Pictoria Drive, Suite 450

Cincinnati, Ohio 45246

(513) 587-3400

February [ ], 2026

Dear Valued Shareholder:

A Special Meeting of Shareholders of the Sterling Capital Enhanced Core Bond ETF (the “Target Fund”), a series of Capitol Series Trust (“CST”), will be held at the offices of Ultimus Fund Solutions, the Target Fund’s Administrator located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, on March 20, 2026 at 11:00 a.m. Eastern time (the “Special Meeting”). The Special Meeting has been called to vote on three important proposals relating to the Target Fund:

1.	To approve an Agreement and Plan of Reorganization (the “Plan”) to reorganize (the “Reorganization”) the Target Fund into the Sterling Capital Enhanced Core Bond ETF, a new series of Sterling Capital Funds (the “Acquiring Fund”, and together with the Target Fund, the “Funds”). Importantly, approval of the Plan would provide for substantial continuity of the Target Fund’s current operations. As discussed in the attached Proxy Statement/Prospectus, both Funds have the same investment objective and substantially similar principal investment strategies and risks. In addition, the Funds’ portfolio managers will remain the same, and Sterling Capital Management LLC (“Sterling Capital”), who serves as the investment adviser to the Target Fund, will serve as investment adviser to the Acquiring Fund and will continue to be responsible for the day-to-day management of your Fund. Further, it is anticipated that shares of the Acquiring Fund will bear the same total annual fund operating expense ratio as shares of the Target Fund. The Reorganization is expected to benefit Target Fund shareholders by having all registered funds advised by Sterling Capital organized as part of the Sterling Capital Funds, and thereby benefit from potential economies of scale and the same corporate governance, operations, and compliance platforms;

2.	To approve a New Investment Advisory Agreement between Sterling Capital and the Target Fund (the “New Agreement”). As discussed in the attached Proxy Statement/Prospectus, shareholders are being asked to approve the New Agreement because of an anticipated indirect change in control of Sterling Capital (the “Adviser Transaction”), which will result in the automatic termination of the current Investment Advisory Agreement between Sterling Capital and the Target Fund. To the extent the Adviser Transaction closes before the Reorganization is completed (or if the Reorganization is not approved by shareholders), the New Agreement, if approved by shareholders, would help ensure continuity of management of the Target Fund following the Adviser Transaction. If the Reorganization is completed before the Adviser Transaction, the New Agreement would not be necessary and would not take effect;

3.	To approve the removal of the Target Fund’s fundamental investment restriction that prohibits the Target Fund from engaging in specified types of options and options related transactions; and

4.	To transact such other business, if any, as may properly come before the Special Meeting or any adjournments or postponements thereof.

The attached Proxy Statement/Prospectus is designed to give you more information about the proposals. If you have any questions regarding the proposals, please do not hesitate to call the number listed on the enclosed proxy card. If you were a shareholder of record of the Target Fund as of the close of business on January 22, 2026, the record date for the Special Meeting, you are entitled to vote on the proposals at the Special Meeting and at any adjournment or postponement thereof. While you are, of course, welcome to join us at the Special Meeting, we expect that most shareholders will cast their votes by (i) filling out and signing the enclosed proxy card, (ii) by calling the toll-free number listed on the enclosed proxy card, or (iii) via the internet by following the instructions set forth on the enclosed proxy card.

Whether or not you are planning to attend the Special Meeting, we need your vote. Please submit your vote via one of the options listed on your proxy card. You may vote by completing, dating and signing your proxy card and mailing it in the enclosed postage prepaid envelope, or by calling the toll-free number on your proxy card to vote by telephone, or through the Internet website address listed on your proxy card. You should follow the enclosed instructions on your proxy card as to how to vote. You may revoke your proxy before it is exercised at the Special Meeting, either by writing to the Secretary of CST at the address noted in the Proxy Statement/Prospectus or in person at the time of the Special Meeting. A prior proxy can also be revoked by voting your proxy at a later date through the toll-free number or the Internet website address listed in the enclosed voting instructions or submitting a later dated proxy card.

Thank you for taking the time to consider this important proposal and for your continuing investment in the Sterling Capital Enhanced Core Bond ETF.

Sincerely,

/s/ Matthew J. Miller

Matthew J. Miller

President

CAPITOL SERIES TRUST

Sterling Capital Enhanced Core Bond ETF

225 Pictoria Drive, Suite 450

Cincinnati, Ohio 45246

(513) 587-3400

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD MARCH 20, 2026

Capitol Series Trust, an Ohio business trust (“CST”), will hold a Special Meeting of Shareholders (the “Special Meeting”) of the Sterling Capital Enhanced Core Bond ETF (the “Target Fund”), a series of CST, at the offices of Ultimus Fund Solutions, the Target Fund’s Administrator located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, on March 20, 2026, at 11:00 a.m. Eastern time.

At the Special Meeting, you and the other shareholders of the Target Fund will be asked to consider and vote upon the following proposals:

1.	Approval of an Agreement and Plan of Reorganization (the “Plan”) providing for (i) the acquisition of the assets and assumption of the liabilities of the Target Fund by the Sterling Capital Enhanced Core Bond ETF, a newly-created series of Sterling Capital Funds (the “Acquiring Fund”), in exchange for shares of the Acquiring Fund with an aggregate net asset value (“NAV”) equal to the aggregate NAV of the shares of the Target Fund; (ii) the pro rata distribution of such shares to the shareholders of the Target Fund, and (iii) the complete liquidation and dissolution of the Target Fund, all upon the terms and conditions set forth in the Plan (the “Reorganization”);

2.	Approval of a New Investment Advisory Agreement between Sterling Capital Management LLC (“Sterling Capital”) and the Target Fund (the “New Agreement”). Shareholders are being asked to approve the New Agreement because of an anticipated indirect change in control of Sterling Capital (the “Adviser Transaction”), which will result in the automatic termination of the current Investment Advisory Agreement between Sterling Capital and the Target Fund. To the extent the Adviser Transaction closes before the Reorganization is completed (or if the Reorganization is not approved by shareholders), the New Agreement, if approved by shareholders, would help ensure continuity of management of the Target Fund following the Adviser Transaction. If the Reorganization is completed before the Adviser Transaction, the New Agreement would not be necessary and would not take effect;

3.	To approve the removal of the Target Fund’s fundamental investment restriction that prohibits the Target Fund from engaging in specified types of options and options related transactions; and

4.	The transaction of such other business as may properly come before the Special Meeting or any continuations after an adjournment thereof.

The proposals are not conditioned on one another and shareholders may approve one proposal but not the other.

To the extent the Adviser Transaction closes before the Reorganization is completed (or if the Reorganization is not approved by shareholders), the New Agreement, if approved by shareholders, would help ensure continuity of management of the Target Fund following the Adviser Transaction. If the Reorganization is completed before the Adviser Transaction, the New Agreement would not be necessary as the Target Fund will have merged with and into the Acquiring Fund, and therefore the New Agreement would not take effect.

Only shareholders of record of the Target Fund at the close of business on January 22, 2026, the record date for this Special Meeting, will be entitled to notice of, and to vote at, the Special Meeting or any postponements or continuations after an adjournment thereof.

As a shareholder, you are asked to attend the Special Meeting either in person or by proxy. If you are unable to attend the Special Meeting in person, we urge you to please submit your vote via one of the options listed on your proxy card. You may vote by completing, dating and signing your proxy card and mailing it in the enclosed postage prepaid envelope, or by calling the toll-free number on your proxy card to vote by telephone, or through the Internet website address listed on your proxy card. Your prompt voting by proxy will help ensure a quorum at the Special Meeting. Voting by proxy will not prevent you from voting your shares in person at the Special Meeting. You may revoke your proxy before it is exercised at the Special Meeting, either by writing to the Secretary of CST at the address noted in the Proxy Statement/Prospectus or in person at the time of the Special Meeting. A prior proxy can also be revoked by voting your proxy at a later date through the toll-free number or the Internet website address listed in the enclosed voting instructions or submitting a later dated proxy card.

By Order of the Board of Trustees of Capitol Series Trust

/s/ Matthew J. Miller

Matthew J. Miller

President

SUBJECT TO COMPLETION – JANUARY 14, 2026

THE INFORMATION IN THIS PROXY STATEMENT/PROSPECTUS IS NOT

COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES

UNTIL THE REGISTRATION STATEMENT FILED WITH THE U.S. SECURITIES AND

EXCHANGE COMMISSION IS EFFECTIVE. THIS PROXY STATEMENT/PROSPECTUS

IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN

OFFER TO BUY THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER

OR SALE IS NOT PERMITTED.

COMBINED PROXY STATEMENT AND PROSPECTUS

FOR THE REORGANIZATION OF

Sterling Capital Enhanced Core Bond ETF

a series of Capitol Series Trust

225 Pictoria Drive, Suite 450

Cincinnati, Ohio 45246

(513) 587-3400

INTO

Sterling Capital Enhanced Core Bond ETF

a series of Sterling Capital Funds

434 Fayetteville St., Suite 500

Raleigh, NC 27601

(888) 637-7798

February [ ], 2026

This Combined Proxy Statement and Prospectus (the “Proxy Statement/Prospectus”) is being sent to you in connection with the solicitation of proxies by the Board of Trustees (the “Board”) of Capitol Series Trust (“CST”) for use at a Special Meeting of Shareholders (the “Special Meeting”) of Sterling Capital Enhanced Core Bond ETF, a series of CST (the “Target Fund”), to be held at the offices of Ultimus Fund Solutions, the Target Fund’s Administrator located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246 on March 20, 2026 at 11:00 a.m. Eastern time. At the Special Meeting, you and the other shareholders of the Target Fund will be asked to consider and vote upon the following proposals:

1.	Approval of an Agreement and Plan of Reorganization (the “Plan”) providing for (i) the acquisition of the assets and assumption of the liabilities of the Target Fund by the Sterling Capital Enhanced Core Bond ETF (the “Acquiring Fund”), a newly-created series of Sterling Capital Funds (the “Sterling Trust”), in exchange for shares of the Acquiring Fund with an aggregate net asset value (“NAV”) equal to the aggregate NAV of the shares of the Target Fund; (ii) the pro rata distribution of such shares to the shareholders of the Target Fund, and (iii) the complete liquidation and dissolution of the Target Fund, all upon the terms and conditions set forth in the Plan (the “Reorganization”);

2.	Approval of a New Investment Advisory Agreement between Sterling Capital Management LLC (“Sterling Capital”) and the Target Fund (the “New Agreement”). Shareholders are being asked to approve the New Agreement because of an anticipated indirect change in control of Sterling Capital (the “Adviser Transaction”), which will result in the automatic termination of the current Investment Advisory Agreement between Sterling Capital and the Target Fund. To the extent the Adviser Transaction closes before the proposed reorganization is completed (or if the Reorganization is not approved by shareholders), the New Agreement, if approved by shareholders, would help ensure continuity of management of the Target Fund following the Adviser Transaction. If the Reorganization is completed before the Adviser Transaction, the New Agreement would not be necessary and would not take effect;

3.	To approve the removal of the Target Fund’s fundamental investment restriction that prohibits the Target Fund from engaging in specified types of options and options related transactions; and

4.	The transaction of such other business as may properly come before the Special Meeting or any adjournment or postponement thereof.

The CST Board has fixed the close of business on January 22, 2026 as the record date (“Record Date”) for the determination of shareholders entitled to notice of and to vote at the Special Meeting and at any adjournment or postponement thereof. Shareholders of the Target Fund on the Record Date will be entitled to one vote for each share of the Target Fund held (and a proportionate fractional vote for each fractional share). This Proxy Statement/Prospectus, the enclosed Notice of Special Meeting of Shareholders, and the enclosed proxy card will be mailed on or about February 20, 2026 to all shareholders eligible to vote on the proposals.

Shareholders who execute proxies may revoke them at any time before they are voted. Any shareholder giving a proxy may revoke it before it is exercised at the Special Meeting, either by writing to the Secretary of CST, at the address noted in the Proxy Statement/Prospectus or in person at the time of the Special Meeting. A prior proxy can also be revoked by voting your proxy at a later date through the toll-free number or the Internet website address listed in the enclosed voting instructions or submitting a later dated proxy card. If your shares are held in the name of a brokerage firm, bank, nominee, or other institution, you should provide instructions to your broker, bank, nominee, or other institution on how to vote your shares. If you hold your shares in the name of a brokerage firm, bank, nominee or other institution, you must provide a legal proxy from that institution in order to vote your shares in person at the Special Meeting.

The Target Fund is a series of CST, an open-end management investment company registered with the U.S. Securities and Exchange Commission (the “SEC”) and organized as an Ohio business trust. The Acquiring Fund is a newly created series of the Sterling Trust, an open-end management investment company registered with the SEC, which is organized as a Massachusetts business trust.

This Proxy Statement/Prospectus includes information about the proposals prior to voting on them. The following documents each have been filed with the SEC, and are incorporated herein by reference:

(i)	Target Fund Prospectus and Statement of Additional Information dated March 7, 2025, as supplemented, filed with the SEC (File Nos. 333-191495 and 811-22895); and

(ii)	Target Fund Semi-Annual Report to Shareholders and unaudited financial statements included in the Fund’s Form N-CSRS filing for the period ended June 30, 2025 filed with the SEC (File No. 811-22895); and

(iii)	Acquiring Fund Prospectus and Statement of Additional Information dated February [ ], 2026 filed with the SEC (File Nos. 333-49098 and 811-06719).

The Target Fund’s Prospectus, Statement of Additional Information, and Semi-Annual Report to Shareholders are available upon request and without charge by writing to CST, by calling (888) 637-7798 or visiting www.sterlingcapitalfunds.com.

The Acquiring Fund’s Prospectus and Statement of Additional Information are available without charge by calling (800) 228-1972. Because the Acquiring Fund has not commenced operations as of the date of this Proxy Statement/Prospectus, it has not yet issued an annual or semi-annual report.

This Proxy Statement/Prospectus sets forth the basic information you should know before voting on the proposals. You should read it and keep it for future reference. Additional information is set forth in the Statement of Additional Information dated February [ ], 2026, relating to this Proxy Statement/Prospectus, which is also incorporated by reference into this Proxy Statement. The Statement of Additional Information is available upon request and without charge by calling (888) 637-7798.

Important Notice Regarding Availability of Proxy Materials for the Special Meeting to be Held on [March 20], 2026. This Proxy Statement/Prospectus is available on the Internet at www.proxyvote.com. Shareholders of record will be able to enter their control number on their proxy card and access the material online. If you need any assistance or have any questions regarding the proposal or how to vote your shares, please call the toll-free number on your enclosed proxy card. Representatives are available Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time.

THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES NOR HAS IT PASSED ON THE ACCURACY OR ADEQUACY OF THIS PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The shares offered by this Proxy Statement/Prospectus are not deposits or obligations of any bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in the Acquiring Fund involves investment risk, including the possible loss of principal.

Summary

We recommend that you read the complete Proxy Statement/Prospectus.  The following Questions and Answers provide an overview of the proposals and of the information contained in this Proxy Statement/Prospectus. The Target Fund and the Acquiring Fund are referred to collectively herein as the “Funds.”

Q.	What is this document and why did you send it to me?

A.	The attached document is a proxy statement to solicit votes from shareholders of the Target Fund at the Special Meeting, and a registration statement for the Acquiring Fund, a newly created series of the Sterling Trust.

The Proxy Statement/Prospectus is being provided to you by CST in connection with the solicitation of proxies to vote on three important proposals:

1.	A Plan providing for (i) the acquisition of the assets and assumption of the liabilities of the Target Fund by the Acquiring Fund in exchange for shares of the Acquiring Fund with a NAV equal to the aggregate NAV of the shares of the Target Fund; (ii) the pro rata distribution of such shares to the shareholders of the Target Fund, and (iii) the complete liquidation and dissolution of the Target Fund, all upon the terms and conditions set forth in the Plan;

2.	A New Agreement, which is necessary because of the Adviser Transaction, which under the Investment Company Act of 1940, as amended (the “Investment Company Act”), will constitute an assignment of the current Investment Advisory Agreement between Sterling Capital and the Target Fund, resulting in the immediate termination of the current Investment Advisory Agreement. To the extent the Adviser Transaction closes before the Reorganization is completed (or if the Reorganization is not approved by shareholders), the New Agreement, if approved by shareholders, would help ensure continuity of management of the Target Fund following the Adviser Transaction. If the Reorganization is completed before the Adviser Transaction, the New Agreement would not be necessary and would not take effect; and

3.	To approve the removal of the Target Fund’s fundamental investment restriction that prohibits the Target Fund from engaging in specified types of options and options related transactions.

Proposal 1 – Approval of an Agreement and Plan of Reorganization to reorganize the Target Fund into the Acquiring Fund

Q.	What is the purpose of the Reorganization?

A.	The primary purpose of the Reorganization is for the Acquiring Fund to acquire the assets of the Target Fund and continue the business of the Target Fund. Shareholders are being asked to approve the Plan, which provides for: (i) the acquisition of the assets and assumption of the liabilities of the Target Fund by the Acquiring Fund in exchange for shares of the Acquiring Fund with an aggregate NAV equal to the aggregate NAV of the shares of the Target Fund; (ii) the pro rata distribution of such shares to the shareholders of the Target Fund, and (iii) the complete liquidation and dissolution of the Target Fund as a series of CST, all upon the terms and conditions set forth in the Plan. A copy of the form of Plan is provided in Exhibit B.

Q.	Why is the Reorganization being recommended at this time?

A.	At a meeting held on October 23, 2025, the CST Board considered the proposal to reorganize the Target Fund with and into the Acquiring Fund. After careful consideration, for the reasons discussed in the attached Proxy Statement/Prospectus and based on the recommendations of Sterling Capital, the investment adviser to the Target Fund and investment adviser and administrator to each series of the Sterling Trust, the CST Board unanimously approved the Plan and voted to recommend that shareholders of the Target Fund vote to approve the Plan. The CST Board’s decision and recommendation was based in part on representations made by Sterling Capital concerning the operational and corporate governance benefits of having all of the SEC registered funds advised by Sterling Capital operate as part of a single fund family, and the benefits of making that change now when all such funds are already required to have proxy votes because of the Adviser Transaction.

Q.	How will the Reorganization be effected?

A.	Assuming the Target Fund shareholders approve the Reorganization, the Target Fund will transfer all of its assets to the Acquiring Fund in exchange for (a) shares of the Acquiring Fund, and (b) the Acquiring Fund’s assumption of all of the liabilities of the Target Fund.

Upon the closing of the Reorganization, Target Fund shareholders will receive shares of the Acquiring Fund. Each shareholder of the Target Fund will receive a number of Acquiring Fund shares having an aggregate value equal to the aggregate NAV of the Target Fund shares held by such shareholder, computed as of the Closing Date (as defined in the Plan) of the Reorganization.

Q.	Will the Reorganization result in an increase in the fees and expenses that are paid by shareholders?

A.	No, the Reorganization will not result in an increase in the fees that are paid by shareholders. The investment advisory fee for each Fund is the same: 0.39% annually as a percentage of each Fund’s daily net assets. Each of the Funds employs a unitary fee structure pursuant to which Sterling Capital bears substantially all operating expenses of the Fund, subject to certain exceptions. Following the Reorganization, the total annual fund operating expenses of the Acquiring Fund are expected to be the same as those of the Target Fund.

Q.	Are there differences between the advisory arrangements and agreements of the Funds?

A.	Yes, there are some differences. The standard of care for the Target Fund’s investment advisory agreement is a negligence standard, while the standard of care for the Acquiring Fund’s advisory agreement is a gross negligence standard. The use of a gross negligence standard is consistent with applicable law and is used by many fund families. Another difference is that the investment advisory agreement for the Target Fund includes reciprocal indemnification provisions between the CST Trust and Sterling Capital, subject to a negligence standard, while the investment advisory agreement for the Acquiring Fund does not.

Q.	Will the Target Fund and the Acquiring Fund have the same portfolio management team?

A.	Yes. As noted above, Sterling Capital will serve as the Acquiring Fund’s investment adviser and will be responsible for the day-to-day investment and reinvestment of the Acquiring Fund’s assets. The Target Fund’s portfolio management team will serve as the portfolio management team to the Acquiring Fund.

Q.	Do the Funds have similar investment objectives, investment strategies and risks?

A.	Yes. The Acquiring Fund has the same investment objective and substantially similar investment strategies and risks as the Target Fund. For additional information, please refer to section I.C.

Q.	Will there be any portfolio repositioning in connection with the Reorganization?

A.	No. Since both the Target Fund and the Acquiring Fund have the same investment objectives and substantially similar investment strategies, Sterling Capital does not anticipate material portfolio repositioning in connection with the Reorganization. If portfolio repositioning is needed, it is expected that it would be accomplished through in-kind transactions with Authorized Participants.

Q.	Will the Reorganization constitute a taxable event for the Target Fund shareholders?

A.	Generally, no. The Reorganization is expected to be a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and therefore is generally not expected to result in the recognition of gain or loss by the Target Fund or its shareholders for federal income tax purposes. The tax basis and holding period of a shareholder’s Target Fund shares are expected to carry over to the Acquiring Fund shares the shareholder receives in the Reorganization. As a condition to the closing of the Reorganization, the Funds will receive an opinion of counsel to that effect. If a shareholder chooses to sell Target Fund shares prior to the Reorganization, the sale will generally result in the recognition of gain or loss for federal income tax purposes by the selling shareholder. The shareholder may be subject to ordinary income and capital gain distributions as a result of the normal operations of the Target Fund whether or not the proposed Reorganization occurs. Shareholders should consult their own tax advisers concerning the potential tax consequences of the Reorganization to them, including foreign, state and local tax consequences.

Q.	Will the value of my investment change as a result of the approval of the proposed Reorganization?

A.	No. Shareholders of the Target Fund will receive a number of Acquiring Fund shares equal in value to the aggregate NAV of the shareholder’s Target Fund shares.

Q.	What vote is required to approve the proposed Reorganization?

A.	Approval of the proposed Reorganization requires the affirmative vote of a majority of the outstanding voting securities of the Target Fund. The “vote of a majority of the outstanding voting securities” is defined in the Investment Company Act as the vote of (i) 67% or more of the Target Fund shares present at the Special Meeting, if the holders of more than 50% of the outstanding shares of the Target Fund are present in person or represented by proxy, or (ii) more than 50% of the outstanding shares of the Target Fund, whichever is less.

Q.	How does the CST Board recommend that shareholders vote on the Reorganization?

A.	After careful consideration, the CST Board recommends that shareholders vote FOR the proposal to approve the Plan.

Q.	What will happen if the required shareholder approval is not obtained?

A.	In the event that shareholders of the Target Fund do not approve the Reorganization, the CST Board will consider potential courses of action, including a possible reorganization of the Target Fund into another fund complex, the possible liquidation of the Target Fund or the possible continuation of the Target Fund.

Q.	When would the proposed Reorganization be effective?

A.	If approved, the Reorganization is expected to occur as soon as reasonably practicable after shareholder approval is obtained.

Proposal 2 – Approval of a New Agreement between Sterling Capital and the Target Fund.

Q.	Why are shareholders being asked in the Special Meeting to approve a New Agreement between Sterling Capital and the Target Fund?

A.	As more fully described below, shareholders are being asked to approve a New Agreement between Sterling Capital and the Target Fund to enable Sterling Capital to continue to serve as the investment adviser to the Target Fund under the New Agreement following the closing of a transaction involving Sterling Capital’s parent that will cause a change in control of Sterling Capital (the “Adviser Transaction”) and result in the automatic termination of the existing Investment Advisory Agreement between CST and Sterling Capital for the Target Fund dated as of February 19, 2025, as amended from time to time (the “Current Agreement”), upon the closing of the Adviser Transaction.

Q.	What is the Adviser Transaction?

A.	On August 28, 2025, Guardian Capital Group Limited (“Guardian Capital Group”), the indirect parent company of Sterling Capital, the investment adviser to the Target Fund, announced that it had entered into a definitive agreement (as amended by a first amending agreement dated September 18, 2025) with Desjardins Global Asset Management Inc. (“DGAM”), a wholly-owned indirect subsidiary of Fédération des caisses Desjardins du Québec (“Desjardins”), to be taken private pursuant to an arrangement agreement whereby DGAM will purchase all of the issued and outstanding shares of Guardian Capital Group for cash, other than certain Guardian Capital Group shares held by specified shareholders who entered into equity rollover agreements to exchange certain of their Guardian Capital Group shares for a combination of cash and shares in the capital of DGAM (the “Adviser Transaction”). The closing of the Adviser Transaction (the “Closing”) is subject to various customary approvals and conditions and is expected to take place in the first quarter of 2026.

The Adviser Transaction, if consummated, will result in an indirect change of control of Sterling Capital effective as of the Closing. Pursuant to the terms of the Current Agreement, the Adviser Transaction would be deemed an “assignment,” as such term is used for purposes of the Investment Company Act, of the Current Agreement, resulting in its automatic termination.

Following the Closing, it is anticipated that Sterling Capital will continue to operate as a standalone entity, indirectly owned by Guardian Capital Group, which will in turn be indirectly owned by Desjardins. To provide continuity and stability, Sterling Capital’s team of management and senior professionals are currently expected to continue servicing Sterling Capital’s clients, including the Funds, after the Closing.

Section 15(a) of the Investment Company Act prohibits any person from serving as an investment adviser to a registered investment company except pursuant to a written contract that has been approved by the shareholders of such registered investment company. Therefore, if the Reorganization is not approved by shareholders in order for Sterling Capital to continue to serve as investment adviser to the Target Fund on an ongoing basis after the Closing, shareholders of the Target Fund must approve the New Agreement.

Q.	What actions did the CST Board take to address the termination of the Current Advisory Agreement resulting from the anticipated indirect change in control of Sterling Capital in connection with the Adviser Transaction?

A.	In anticipation of the Adviser Transaction and the termination of the Current Agreement, the CST Board, comprised entirely of Trustees who are not “interested persons” as that term is defined in the Investment Company Act (the “Independent Trustees”), convened an in person meeting of the CST Board on December 3, 2025, which included representatives of Sterling Capital, to consider approval of the New Agreement. The CST Board then held a supplemental meeting with representatives of Sterling Capital on December 17, 2025 to clarify certain matters related to such approval (collectively, the “December Meeting”). On the basis of information presented at the December Meeting, the CST Board unanimously voted to approve the New Agreement with respect to the Target Fund, subject to shareholder approval. The New Agreement contains substantially identical terms to the Current Agreement, including identical advisory fees of 0.39%. Accordingly, at the Special Meeting, shareholders will be asked to consider and approve the New Agreement. The Trustees recommend that shareholders of the Target Fund approve the New Agreement.

As permitted by Rule 15a-4 under the Investment Company Act (“Rule 15a-4”), if shareholder approval of the New Agreement has not been obtained by the Closing, Sterling Capital will provide investment advisory services to the Target Fund under an Interim Investment Advisory Agreement between Sterling Capital and CST, on behalf of the Target Fund (the “Interim Agreement”), which would immediately go into effect on the date of the Closing, with a maximum duration of 150 days. The Interim Agreement was also unanimously approved by the CST Board at the December Meeting. The Interim Agreement will allow the CST Board to pursue other courses of action if the New Agreement is not approved by shareholders of the Target Fund as planned.

Q.	What factors did the CST Board consider in deciding to approve the New Agreement, subject to shareholder approval?

A.	At the December Meeting, the CST Board considered all the factors that a registered investment company board is required to consider in deciding whether to approve or renew a registered investment company investment advisory contract, including the nature and quality of the services provided, the profitability of the Target Fund to Sterling Capital, whether the Target Fund has or is likely to achieve economies of scale, comparative fee structures and whether there are any fallout benefits to Sterling Capital from its relationship with the Target Fund. In deciding to approve the agreement, the Trustees in particular noted the high quality of the investment personnel servicing the Target Fund. With regards to performance, because of the Target Fund’s short performance history, Sterling Capital, at the CST Board’s request, had provided information showing the investment performance in recent years of a composite of Sterling Capital’s client accounts with investment objectives and policies similar to those of the Target Fund and compared them to the performance of relevant indices or benchmarks. The CST Board noted that the gross return and net return performance of the composite, named the “Core Bond Fixed Income Composite”, exceeded the performance of its comparative index, the Bloomberg US Aggregate Bond Index, for one-year, three-year, five-year, seven-year and ten-year periods ended September 30, 2025. The CST Board further noted that the expense ratio of the Target Fund (0.39%) ranked in the third quartile of the Target Fund’s Morningstar comparative category (actively managed ETFs in the Intermediate Core-Plus Bond category) and that the Target Fund’s performance compared to (i) its Morningstar comparative category and (ii) selected peer group funds for the stub period from the Target Fund’s inception on March 13, 2025 through September 30, 2025 each ranked in the bottom quartile. The Trustees also noted that the Target Fund was slightly profitable to the Adviser during the period from its inception on March 13, 2025 through October 31, 2025, and that the Adviser was projected to earn a reasonable profit from the Target Fund for the period from December 1, 2025 to November 30, 2026. Finally, the Trustees noted the Adviser’s representation that as the Target Fund’s asset increase there will be some economies of scale that will lead to lower fund operating expenses.

Q.	Will the New Agreement result in an increase in the advisory fees that are paid by shareholders of the Target Fund?

A.	No. The total advisory fee payable to Sterling Capital by the Target Fund under both the Current Agreement and New Agreement is the same: 39 basis points (0.39%).

Q.	Are there any material differences between the Current Agreement and New Agreement?

A.	No. A copy of the form of New Agreement is included as Exhibit A to this Proxy Statement/Prospectus. The terms of the New Agreement are substantially identical to those of the Current Agreement. Under both Agreements, Sterling Capital acts as adviser to the Target Fund with regard to selecting the Fund’s investments and placing all orders for purchases and sales of the Fund’s securities. Sterling Capital’s investment decisions and trading activities are subject to the direction and supervision of the CST Board, to any written guidelines adopted by the CST Board and furnished to Sterling Capital, and must be made in accordance with the Target Fund’s written investment objectives, strategies and restrictions, as set forth in the Fund’s then-current prospectus and statement of additional information (“SAI”).

Q.	If shareholders approve the New Agreement, when will the Agreement go into effect and what is its term?

A.	If shareholders approve the New Agreement for the Target Fund, the Agreement will go into effect upon the Closing of the Adviser Transaction if either the Reorganization is not approved or the Closing of the Adviser Transaction occurs prior to the Reorganization.

If shareholders approve the Reorganization and the Reorganization closes prior to the Closing of the Adviser Transaction, the New Agreement will not be necessary and will not take effect as the Target Fund will have merged with and into the Acquiring Fund.

Q.	Why did the Target Fund enter into an Interim Agreement with Sterling Capital, and what are the terms of that Agreement?

A.	The Target Fund entered into an Interim Agreement with Sterling Capital in order to give the Target Fund additional flexibility to pursue other viable contractual alternatives in the event that shareholders do not approve the proposals sought by this Proxy Statement/Prospectus as planned. An Interim Agreement under Rule 15a-4 of the Investment Company Act is a temporary investment advisory contract that allows a registered investment company (mutual fund or ETF) to continue operating without interruption when its existing advisory agreement has terminated automatically, most often because of a “change in control” of the adviser that results in the assignment of the existing advisory agreement. The Interim Agreement, which must provide for the same advisory services and fee rate as those provided under the Fund’s prior investment advisory agreement, goes into effect immediately upon termination of the prior agreement and has a maximum term of 150 days in order to allow the CST Board and Target Fund shareholders sufficient time to approve a new advisory agreement for the Target Fund. During the period that the Interim Agreement is in place, the Target Fund continues to accrue advisory fees at the same rate previously approved by shareholders. However, all advisory fees earned by Sterling Capital must be paid into an interest-bearing escrow account maintained by an independent escrow agent, and if the CST Board and shareholders approve the New Agreement, the advisory fees held in escrow, together with interest earned (less escrow expenses), will be released to Sterling Capital.

Q.	How does the CST Board recommend that shareholders vote on the New Agreement?

A.	After careful consideration, the CST Board recommends that shareholders vote FOR the proposal to approve the New Agreement.

Proposal 3 – Approval of the removal of the Target Fund’s fundamental investment restriction that prohibits the Target Fund from engaging in specified types of options and options related transactions

Q.	Why is the CST Board recommending that shareholders approve the removal of the Target Fund’s fundamental investment restriction regarding the use of options and options-related transactions?

A.	The Target Fund has certain investment policies in its registration statement that may only be changed with shareholder approval. Those restrictions are often referred to as “fundamental” investment restrictions. Currently, the Target Fund has a restriction that prohibits the Fund from engaging in certain types of options and options related transactions such as writing or purchasing either call options or put options (the “Options Restriction”). The Options Restriction is described in this Proxy Statement/Prospectus under Proposal 3.

Q.	Why is the CST Board recommending that shareholders approve the removal of the Target Fund’s fundamental investment restriction regarding use of options and options-related transactions?

A.	Sterling Capital recommended that the CST Board approve the removal of the Target Fund’s Options Restriction, subject to shareholder approval. Sterling Capital advised the CST Board that its intent in seeking to remove the Target Fund’s Options Restriction is to provide the Target Fund with additional investment flexibility to engage in options and options-related transactions to generate income, obtain investment exposures, or hedge against risks consistent with pursuing the Target Fund’s investment objective and strategies. As the use of options and other derivatives transactions has evolved and become more commonplace in the fund industry, Sterling Capital believes that the inability of the Target Fund to engage in options and options-related transactions to the extent permitted under the Investment Company Act could place the Target Fund at a competitive disadvantage compared to other funds that are not subject to similar restrictions. Sterling Capital believes that eliminating the Target Fund’s Options Restriction will provide valuable investment flexibility and enhance its ability to help the Fund achieve its investment objective.

Q.	What vote is required to approve Proposal 3?

A.	The approval of the elimination of the Options Restriction requires the affirmative vote of a majority of the outstanding voting securities of the Target Fund. The “vote of a majority of the outstanding voting securities” is defined in the Investment Company Act, as the vote of (i) 67% or more of the Target Fund shares present at the Meeting, if the holders of more than 50% of the outstanding shares of the Target Fund are present in person or represented by proxy, or (ii) more than 50% of the outstanding shares of the Target Fund, whichever is less.

Q.	What happens if Proposal 3 is not approved by shareholders?

A.	If Proposal 3 is not approved by shareholders, the Target Fund will continue to be subject to the Options Restriction.

Q.	How does the CST Board recommend that shareholders vote on the removal of the Options Restriction?

A.	After careful consideration, the CST Board recommends that shareholders vote FOR the proposal to remove the Options Restriction.

Additional Information

Q.	Who is paying for expenses related to the Special Meeting and the Reorganization?

A.	Sterling Capital will bear the costs associated with the Reorganization and the Special Meeting. Sterling Capital will pay the expenses associated with the Reorganization regardless of whether the Reorganization occurs.

Q.	How do I vote?

A.	You can vote in any one of four ways:

●	by mail, by sending the enclosed proxy card, signed and dated;

●	by phone, by calling one of the toll-free numbers listed on your proxy card for an automated touchtone voting line or to speak with a live operator;

●	via the Internet by following the instructions set forth on your proxy card; or

●	in person, by attending the Special Meeting.

Whichever method you choose, please take the time to read the full text of the enclosed Proxy Statement/Prospectus before you vote.

Q.	Whom should I call for additional information about the Proxy Statement/Prospectus?

A.	Please call Broadridge Financial Solutions, Inc., the Target Fund’s proxy solicitor, at (855) 206-1408, weekdays from 9:00 a.m. to 10:00 p.m. Eastern time.

The CST Board has called the Special Meeting to ask shareholders of the Target Fund to consider and vote on three related matters, summarized below. The first is to reorganize the Target Fund into the Acquiring Fund, a newly-created series of the Sterling Trust. The second is to approve a new investment advisory agreement for the Target Fund. The third is to approve the removal of the Target Fund’s fundamental investment restriction that prohibits the Target Fund from engaging in specified types of options and options related transactions. The CST Board recommends shareholders vote to approve each proposal.

I.	Proposal 1 - To Approve the Agreement and Plan of Reorganization

A.	Overview

The first proposal asks shareholders to consider and vote on the proposed Reorganization of the Target Fund into the Acquiring Fund, a newly created series of Sterling Trust. The CST Board (including a majority of the Independent Trustees) considered the Reorganization, including the Plan and determined that the Reorganization is in the best interests of the Target Fund and that the interests of the existing shareholders of the Target Fund will not be diluted as a result of the Reorganization. The CST Board reviewed information regarding and considered and approved the Reorganization at a meeting held on October 23, 2025, subject to the approval of the Target Fund’s shareholders.

The Target Fund is a series of CST. Sterling Capital serves as the investment adviser to the Target Fund and the investment adviser and administrator to each series of the Sterling Trust. If the Reorganization is approved, Sterling Capital will also serve as the investment adviser and administrator to the Acquiring Fund. The Target Fund’s portfolio managers will also serve as portfolio managers of the Acquiring Fund. Additionally, the Target Fund and the Acquiring Fund have the same investment objective and substantially similar investment strategies and risks. Certain non-material differences between the Target Fund and the Acquiring Fund are described in The Funds’ Investment Objectives, Principal Investment Strategies and Risks section below.

CST is a multiple series trust that offers a number of portfolios managed by separate investment advisers. The Sterling Trust is not affiliated with CST.

CST and the Sterling Trust are each governed by separate, different Boards of Trustees. The Funds have some service providers in common but also use different service providers in certain instances, as listed below:

	Target Fund	Acquiring Fund
Administrator	Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246	Sterling Capital 434 Fayetteville St., Suite 500, Raleigh, NC 27601 Sub-Administrator: Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246

	Target Fund	Acquiring Fund
Fund Accounting Agent	Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246	Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246
Distributor	Northern Lights Distributors, LLC 4221 North 203rd Street, Suite 100 Elkhorn, Nebraska 68022	Sterling Capital Distributors, LLC Three Canal Plaza, Suite 100 Portland, ME 04101
Transfer Agent	Brown Brothers Harriman & Co. 50 Post Office Square Boston, MA 02110	U.S. Bancorp Fund Services, LLC (d.b.a. U.S. Bank Global Fund Services) 777 E Wisconsin Ave Milwaukee, WI 53202
Independent Registered Public Accounting Firm	Cohen & Company Ltd. 1350 Euclid Ave., Suite 800 Cleveland, OH 44115	Cohen & Company, Ltd. 1350 Euclid Ave., Suite 800 Cleveland, OH 44115
Custodian	Brown Brothers Harriman & Co. 50 Post Office Square Boston, MA 02110	U.S. Bank, National Association 425 Walnut Street, M.L. CN-OH-W6TC Cincinnati, OH 45202

CST and the Sterling Trust anticipate that the Reorganization will constitute a “reorganization” within the meaning of Section 368(a) of the Code. The closing of the Reorganization is conditioned upon the receipt by CST and the Sterling Trust of an opinion to such effect from Ropes & Gray LLP, tax counsel to the Sterling Trust. If the Reorganization so qualifies, neither the Target Fund nor its shareholders generally are expected to recognize any gain or loss for federal income tax purposes on the transfer of the Target Fund’s assets, the assumption of its liabilities, and its receipt and distribution of Acquiring Fund shares in the Reorganization.

Furthermore, the Target Fund will not pay for the costs of the Reorganization, the Special Meeting, or the solicitation of proxies. Sterling Capital will bear the costs associated with the Reorganization, Special Meeting, and solicitation of proxies, including the expenses associated with preparing and filing the registration statement that includes this Proxy Statement/Prospectus and the cost of copying, printing and mailing proxy materials. In addition to solicitations by mail, Sterling Capital also may solicit proxies, without special compensation, by telephone or otherwise. Sterling Capital  (or its affiliates) will pay these costs regardless of whether the Reorganization is consummated. The costs associated with proxy solicitation are estimated to be $94,737.

The CST Board, including a majority of the Independent Trustees, believes that the terms of the Reorganization are fair and reasonable, that the Reorganization is in the best interests of the Target Fund and its shareholders, and that the interests of existing shareholders of the Target Fund will not be diluted as a result of the Reorganization. In approving the Reorganization, the CST Board considered, among other things:

●	that the Reorganization was recommended by Sterling Capital as the current adviser to the Target Fund and the proposed adviser to the Acquiring Fund;
●	representations made by Sterling Capital concerning potential economies of scale and other benefits of having all of the SEC registered funds advised by Sterling Capital operate as part of a single fund family with the same corporate governance, operational and compliance platforms, and the benefits of making that change now when all such funds are already required to have proxy votes because of the Adviser Transaction.
●	the terms of the Reorganization;
●	the expectation that the Reorganization will constitute a reorganization within the meaning of Section 368(a) of the Code and that the Target Fund and its shareholders generally will not recognize gain or loss for U.S. federal income tax purposes in the Reorganization;
●	that the Funds have the same investment objectives and substantially similar investment strategies and risks;
●	that the Acquiring Fund’s portfolio will be managed by portfolio managers who are also members of the portfolio management team that is currently responsible for the day-to-day management of the Target Fund’s portfolio;
●	that the Acquiring Fund operates under a unitary fee structure, under which Sterling Capital has agreed to pay all expenses incurred by the Acquiring Fund, except for the advisory fee and certain other expenses;
●	the Acquiring Fund is expected to have the same total annual fund operating expenses as the Target Fund;
●	that Acquiring Fund shareholders are able to purchase and sell Acquiring Fund shares throughout the trading day at the then-prevailing market price on the applicable exchange;
●	the quality and experience of the Acquiring Fund’s service providers;
●	the experience and background of the Sterling Trust’s Independent Trustees;
●	that the Reorganization would not result in the dilution of shareholders’ interests;
●	that Sterling Capital (or its affiliates), and not the Target Fund, will bear all direct costs of the Reorganization;
●	that the Reorganization will be submitted to the shareholders of the Target Fund for their approval;
●	that shareholders of the Target Fund who do not wish to become shareholders of the Acquiring Fund may redeem their Target Fund shares before the Reorganization;
●	that the Target Fund may benefit from the Sterling Trust’s investment advisory experience; and
●	that liquidation of the Target Fund (as an alternative to the Reorganization) would generally be a taxable event in which shareholders would recognize gain or loss on their investments for U.S. federal income tax purposes.

After considering Sterling Capital’s presentations and recommendations to the CST Board during a meeting held on October 23, 2025 in which the CST Board, based on these considerations, approved the Reorganization and the solicitation of shareholders of the Target Fund to vote on the Plan, the form of which is attached to this Proxy Statement/Prospectus in Exhibit B.

B.	Comparison Fee Table and Example

The following shows the fees and expenses for the Target Fund as of December 31, 2025 and the Acquiring Fund’s proposed fees and expenses. The table also shows the estimated pro forma fees and expenses attributable to the pro forma Acquiring Fund. The Management Fees and the Total Annual Fund Operating Expenses for the Target Fund are the same as those of the Acquiring Fund.

Fees Table

Shareholder Fees (fees paid directly from your investment)

	Target Fund Shares	Acquiring Fund Shares	Acquiring Fund Pro Forma (combined) Shares
Maximum Sales Charge (load) on Purchases (as a % of offering price)	None	None	None
Maximum Deferred Sales Charge (load) (as a % of the lesser of the cost of your shares or their net asset value at the time of redemption)	None	None	None
Redemption Fee	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Target Fund	Acquiring Fund	Acquiring Fund (Pro forma)
Management Fees	0.39%[1]	0.39%[2]	0.39%[2]
Distribution and service (Rule 12b-1) Fees	None[3]	None[6]	None[6]
Other Expenses	0.00%[4]	0.00%[6]	0.00%[7]
Acquired Fund Fees and Expenses	0.00%[4]	0.00%	0.00%

Total Annual Fund Operating Expenses	0.39%[5]	0.39%	0.39%

[1]	Sterling Capital has agreed to pay all other expenses of the Target Fund, except for the management fee, interest, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses and distribution fees and expenses paid by the Target Fund under any distribution plan adopted pursuant to Rule 12b-1 under the Investment Company Act.
[2]	The Acquiring Fund’s investment advisory agreement provides that Sterling Capital will pay all operating expenses of the Acquiring Fund, except any Management Fees set forth in the table above, (ii) Distribution and Service (Rule 12b-1) Fees, distribution expenses, investment-related expenses of any kind, borrowing and other investment-related costs and fees, acquired fund fees and expenses, interest expenses, taxes and governmental fees, litigation and indemnification fees and expenses of any kind, custody or other expenses attributable to negative interest rates on investments or cash, short dividend expense, salaries and other compensation or expenses, including travel expenses, of any of the Trust’s executive officers and employees, if any, who are not officers, directors, shareholders, members, partners or employees of Sterling Capital or its subsidiaries or affiliates, organizational and offering expenses of the Trust and the Acquiring Fund, costs related to any meetings of shareholders, fees or expenses incurred in connection with securities lending, any other expenses which are capitalized in accordance with generally accepted accounting principles, extraordinary expenses, and such other expenses as may be approved by the Acquiring Fund’s Board. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples.

[3]	The Target Fund has adopted a Rule 12b-1 Distribution Plan, and the CST Board has authorized a 12b-1 fee not to exceed 0.25% of the average daily net assets of Target Fund shares. No Distribution/12b-1 fee is currently paid by the Target Fund or will be made during the first twelve (12) month period from the date of this prospectus. Thereafter, 12b-1 fees may only be imposed after approval by the Target Fund’s Board.
[4]	Expenses reflect estimated other expenses of the Target Fund for its first fiscal year.
[5]	The Total Annual Fund Operating Expenses in this fee table may not correlate to the expense ratios in the Target Fund’s financial highlights and financial statements because the financial highlights and financial statements reflect only the operating expenses of the Target Fund and do not include Acquired Fund Fees and Expenses, which are fees and expenses incurred indirectly by the Target Fund through its investments in certain underlying investment companies.
[6]	The Acquiring Fund has adopted a Rule 12b-1 Distribution Plan, and the Sterling Trust Board has authorized a 12b-1 fee not to exceed 0.25% of the average daily net assets of Acquiring Fund shares. No Distribution and Service (12b-1) fee is currently paid by the Acquiring Fund or will be made during the first twelve (12) month period from the date of this prospectus. Thereafter, 12b-1 fees may only be imposed after approval by the Acquiring Fund’s Board.
[7]	Amounts have been estimated or the current fiscal year.

Example

The Example below is intended to help you compare the cost of investing in the Target Fund with the cost of investing in the Acquiring Fund on a pro forma basis. The Example assumes that you invest $10,000 in the Fund and then redeem all of your shares at the end of each period. The Example also assumes that your investment has a 5% annual return, that the Fund’s Total Annual Fund Operating Expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be as follows, if you redeem your shares:

Shares	One Year	Three Years	Five Years	10 Years
Target Fund	$40	$125	$219	$493
Acquiring Fund	$40	$125	$219	$493
Acquiring Fund (Pro forma)	$40	$125	$219	$493

C.	The Funds’ Investment Objectives, Principal Investment Strategies and Risks

As discussed in more detail below, the investment objectives of the Target Fund and the Acquiring Fund are the same. The principal investment strategies and principal risks of the Funds are substantially similar.

Comparison of Investment Objectives

The investment objective of the Target Fund and the Acquiring Fund are the same. Each Fund seeks high level of current income and a competitive total return. Each Fund’s investment objective is a non-fundamental investment policy and may be changed by the respective Fund’s Board of Trustees without shareholder approval.

Comparison of Principal Investment Strategies

The Funds have substantially similar principal investment strategies.

The following is the Target Fund’s principal investment strategies, which have been amended to reflect the principal investment strategies of the Acquiring Fund. The bold text and strikethroughs highlight certain changes in the description of the investment strategy that will result if the Reorganization is approved by shareholders. These amendments are intended to clarify the principal investment strategies of the Funds and how the Funds are managed, as well as to reflect disclosure suggestions from the SEC staff. Sterling Capital does not believe these differences will result in any significant changes to the management of the Fund.

Comparison of Target Fund and Acquired Fund Principal Investment Strategies

The Fund is an actively managed exchange traded fund (“ETF”) that seeks competitive total return through any combination of high current income and capital appreciation~~. The Fund seeks to provide total return through a combination of income and capital appreciation~~ by investing in a diversified portfolio of fixed-income securities. The Fund implements an “enhanced core” strategy by allocating assets between investment-grade bonds and high-yield, lower-rated bonds to achieve the Fund’s performance objectives. To pursue its investment objective, the Fund will invest, under normal circumstances, at least 80% of its net assets plus borrowings for investment purposes in a diversified portfolio of bonds, including: securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, corporate bonds, asset-backed securities, mortgage-backed securities, including commercial mortgage-backed securities and collateralized mortgage obligations, collateralized loan obligations (“CLOs”), municipal securities, restricted debt securities (including privately placed commercial paper and Rule 144A securities), and bonds that are below investment grade, which are commonly referred to as “high yield” or “junk” bonds. All securities will be U.S. dollar-denominated although the Fund may invest in U.S. dollar-denominated foreign and emerging market securities. The Fund invests primarily in securities that are investment grade, but may invest up to 20% of its net assets in bonds that are below investment grade (“high yield” or “junk” bonds). ~~The Fund under normal circumstances will invest at least 80% of its investable assets in securities that are investment grade (rated at the time of purchase in one of the four highest rating categories by a nationally recognized statistical rating organization (“NRSRO”) or are determined by the portfolio manager to be of comparable quality), and will invest up to 20% of its investable assets in bonds that are below investment grade (“high yield” or “junk” bonds).~~

The Fund defines “investment-grade bonds” as securities that are rated in one of the four highest rating categories (AAA, AA, A or BBB) by at least one nationally recognized statistical rating organization (NRSRO) at the time of purchase. If a bond is not rated, the portfolio managers will determine if the bond is of comparable quality. The Fund may continue to hold securities that are downgraded below investment grade after purchase, if the adviser determines it is in the best interest of shareholders to retain such securities.

The Fund may also invest in preferred stock~~, restricted securities~~ and variable and floating rate instruments to achieve its investment objectives.

In managing the portfolio, the portfolio managers use~~s~~ a “top down” investment management approach focusing on interest rate risk, allocation among sectors, credit risk, and individual securities selection. The portfolio managers focus~~es~~ on macro trends in the economy to establish a duration target that changes over time with movements in interest rates and changing market conditions ~~that reflects the outlook for the future direction of interest rates~~. Duration is the expected life of a fixed income security and is used to determine the sensitivity of the security’s price to changes in interest rates. Duration accounts for the time until all payments of interest and principal on a security are expected to be made, including how these payments are affected by prepayments and by changes in interest rates. For yield curve management, in addition to the trend in interest rates, other factors such as future inflation expectations, supply factors and future interest rate expectations are considered. Sector weightings are driven by a combination of the portfolio managers’~~s~~ macro view on interest rates and volatility as well as relative spread analysis (a comparison of current and historical valuation relationships between various sectors). Utilizing fundamental analysis, the portfolio managers then select~~s~~ individual securities consistent with the current duration target by looking for the best relative values within particular sectors. This includes an analysis of the structure and embedded features of potential securities. Features that are analyzed include puts, calls, sinking fund requirements (scheduled early retirements of the specific debt instrument), prepayment and extension risk, and individual company financial data for potential corporate holdings. Scenario analysis (e.g., evaluation of financial models with different key variables) is typically used to estimate the future cash flows for structured products and other securities with potentially variable returns of principal. These analyses are used to estimate the potential risk of each security. By comparing valuations on securities in the same sector or industry with similar risk profiles, the manager can determine where investors are being best compensated for a commensurate level of risk.

The Fund may trade securities actively. Additionally, the portfolio managers may consider selling a security owned by the Fund to reduce exposure to a particular sector, if the portfolio managers see~~s~~ a deterioration in the underlying fundamentals of an issuer or if the actions of the issuer violate the investment thesis of owning the security (or, in another words, the original reasoning for purchasing the security), when the portfolio managers find~~s~~ other attractive securities that the portfolio managers believe~~s~~ are less expensive and offer relatively greater income or growth potential, and in response to macro level adjustments to duration and yield curve contributions (which are changes made to portfolio duration or yield curve positioning due to changes in the portfolio managers’~~s~~ macroeconomic outlook).

The Fund may invest in certain types of derivative instruments for hedging and investment purposes. Although the Fund may invest in derivatives of any kind, the Fund currently expects to invest in swaps, including credit default swaps, futures contracts and forward foreign currency contracts to gain efficient investment exposures as an alternative to cash investments or to hedge against portfolio exposures~~, and credit default swaps and interest rate swaps to gain indirect exposure to interest rates, issuers, currencies, or market sectors, or to hedge against portfolio exposures~~. While the use of derivatives is not a primary investment strategy of the Fund, there may be times when it becomes practical to invest in these instruments, particularly when managing risk. The most common use case for derivatives in the portfolio would be when the portfolio managers seek~~s~~ to efficiently achieve a specific duration or yield curve positioning without needing to alter the underlying cash sector allocations. Derivatives may also be used as efficient substitutes for cash securities during large inflows or outflows to the Fund. The Fund’s investments in derivatives will be counted toward the Fund’s 80% policy to the extent that they provide investment exposure to bonds or other securities within that policy or to one or more market risk factors associated with such investments.

~~In accordance with the Securities and Exchange Commission’s “Names Rule” requirements, the Target Fund will invest at least 80% of its net assets, plus borrowings for investment purposes, in the following:~~

~~1.“Core” Investments in Investment-Grade Bonds: The Target Fund defines “investment-grade bonds” as securities that are rated in one of the four highest rating categories (AAA, AA, A or BBB) by at least one nationally recognized statistical rating organization (NRSRO) at the time of purchase. If a bond is not rated, the portfolio manager will determine if the bond is of comparable quality. The Fund may continue to hold securities that are downgraded below investment grade after purchase, if the adviser determines it is in the best interest of shareholders to retain such securities.~~

~~2.“Enhanced” Investments in High-Yield, High-Risk Bonds: The Fund may invest in bonds rated below investment grade (commonly referred to as “junk bonds”) to enhance performance. These investments are subject to higher credit risk, greater volatility, and potential illiquidity compared to investment-grade bonds, but also generally provide a higher yield than higher rated securities of similar maturity. Issuers of these securities may not be as strong financially as those issuing higher rated securities.~~

Sterling Capital serves as investment adviser to the Target Fund and is responsible for day-to-day investment management of the Fund pursuant to an investment advisory agreement between Sterling Capital and CST. Sterling Capital will serve as investment adviser to the Acquiring Fund pursuant to an investment advisory agreement between Sterling Capital and the Sterling Trust.

Each Fund’s investment policy with respect to the investment of 80% of such Fund’s net assets may be changed by the applicable Fund’s Board without shareholder approval as long as shareholders are given 60 days’ advance written notice of the change.

Comparison of Principal Investment Risks

This section will help you compare the risks of the Target Fund and the Acquiring Fund. Because the Funds have the same investment objective and substantially similar investment strategies, they are generally subject to the same risks. The following specific factors have been identified as the principal risks of investing in the Acquiring Fund, and these risks are also applicable to the Target Fund, except where otherwise noted.

While there are certain differences between the Acquiring Fund’s and the Target Fund’s risk disclosures, Sterling Capital does not expect the differences in the disclosure or description of such risks to result in or reflect any material differences in how the Acquiring Fund will be managed relative to how the Target Fund is currently managed. For example, the Acquiring Fund may include additional risks or use different terminology to describe the risks applicable to such Fund’s principal investment strategies that are intended to clarify the risks associated with an investment in the Acquiring Fund.

Principal Risks Applicable to both the Target Fund and Acquiring Fund
Interest Rate Risk: The possibility that the value of the Fund’s investments will change or decline due to a change in interest rates. Interest rate risk is generally higher for longer-term debt instruments and lower for shorter-term debt instruments.
Fixed Income Market Risk: Fixed income securities markets may, in response to governmental intervention, economic or market developments (including potentially a reduction in the number of broker-dealers willing to engage in market-making activity), or other factors, experience periods of increased volatility and reduced liquidity.
Credit Risk: The possibility that an issuer cannot make timely interest and principal payments on its debt securities such as bonds. The lower a security’s rating, the greater its credit risk. Changes in actual or perceived creditworthiness may occur quickly.
Mortgage-Backed and Asset-Backed Securities Risk: Mortgage-backed and other asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Rising interest rates tend to extend the duration of mortgage-backed securities, making them more sensitive to changes in interest rates, and may reduce the market value of the securities. Mortgage-backed securities are also subject to pre-payment risk. Due to their often-complicated structures, various mortgage-backed and asset-backed securities may be difficult to value and may constitute illiquid securities. Furthermore, debtors may be entitled to the protection of a number of state and federal consumer protection credit laws with respect to these securities, which may give the debtor the right to avoid or reduce payment.
High-Yield/High-Risk Debt Securities: High-yield/high-risk debt securities are securities that are rated below investment grade by the primary rating agencies. These securities are considered speculative and involve greater risk of loss than investment grade debt securities.
Active Trading Risk: The Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and may increase the amount of taxes that a shareholder pays, by increasing the amount of the Fund’s realized capital gains and increasing the portion of the Fund’s realized capital gains that are short-term capital gains.

Collateralized Loan Obligations Risk: Collateralized loan obligations are structured investment vehicles typically collateralized by a pool of loans, which may include, among others, senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Collateralized loan obligations are subject to the risks of substantial losses, including losses due to actual defaults by borrowers of the loans underlying the collateralized loan obligations, which will be greater during periods of economic or financial stress. Collateralized loan obligations may also lose value due to collateral defaults and impairment of subordinate tranches, market anticipation of defaults, and investor aversion to collateralized loan obligation securities as a class. The Fund may invest in collateralized loan obligations that hold loans of uncreditworthy borrowers, which may absorb losses from underlying borrower defaults before senior tranches. Investments in such collateralized loan obligations present a greater risk of loss. In addition, collateralized loan obligations are subject to interest rate risk, credit risk, prepayment/call risk and fixed income market risk.
Counterparty Risk: The possibility that a counterparty to a contract will default or otherwise become unable to honor a financial obligation.
Credit Default Swaps Risk: A credit default swap enables an investor to buy or sell protection against a credit event with respect to an issuer, such as an issuer’s failure to make timely payments of interest or principal on its debt obligations, bankruptcy or restructuring. Credit default swaps are subject to credit risk of the underlying issuer and to counterparty credit risk. If the counterparty fails to meet its obligations, the Fund may lose money. (This risk is not included in the Target Fund Prospectus although the Target Fund may also invest in credit default swaps.)
Derivatives Risk: The possibility that the Fund will suffer a loss from its use of derivatives. The primary risk with many derivatives is that they can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the derivative instrument. It is possible that the Fund’s liquid assets may be insufficient to support its obligations under its derivatives positions. The Fund’s use of derivatives such as futures transactions and swap transactions involves other risks, such as the credit risk relating to the other party to a derivative contract (which is heightened for over-the-counter swaps and other derivatives as compared to centrally cleared derivatives), the risk of difficulties in pricing and valuation, and the risk that changes in the value of a derivative may not correlate perfectly with relevant assets, rates or indices. There is also the risk that the Fund may be unable to terminate or sell a derivatives position at an advantageous time or price. When the Fund uses credit default swaps to gain indirect long exposure to an issuer or a fixed income security by selling credit protection on such issuer or security, the Fund is exposed to the risk that it will be required to pay the full notional value of the swap contract in the event of a default.
Emerging Markets Risk: The risks associated with foreign investments (see “Foreign Investment Risk”) are particularly pronounced in connection with investments in emerging markets.
Estimated Maturity Risk: The possibility that an underlying security holder will exercise its right to pay principal on an obligation earlier or later than expected. This may happen when there is a rise or fall in interest rates. These events may shorten or lengthen the duration (i.e., interest rate sensitivity) and potentially reduce the value of these securities.

ETF Structure Risks. The Fund is structured as an ETF and is subject to risks related to exchange trading, including:

●	The Fund’s shares are listed for trading on a national securities exchange (the “Exchange”) and are bought and sold on the secondary market at market prices. Although it is expected that the market price of Fund shares will typically approximate the Fund’s NAV, there may be times when the market price reflects a significant premium or discount to NAV, including during periods of high market volatility or other unusual market conditions.
●	Although the Fund’s shares are listed on the Exchange, it is possible that an active trading market in the Fund’s shares may not be maintained.
●	The Fund could potentially face trading halts and/or delisting from the Exchange. This risk is heightened in times of market stress, including at both the Fund share level and at the Fund holdings level.
●	Only an authorized participant (an “Authorized Participant”) may engage in creation or redemption transactions directly with the Fund, and none of those Authorized Participants is obligated to engage in creation and/or redemption transactions. The Fund has a limited number of institutions that may act as Authorized Participants on an agency basis (i.e., on behalf of other market participants). To the extent that Authorized Participants exit the business or are unable to proceed with creation or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem Creation Units, Fund shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting.
●	To the extent that the Fund effects its creation and redemptions in cash, as it intends regularly to do, the Fund may need to sell securities to generate the necessary funds for a redemption. Such sales may result in the Fund realizing capital gains, which under applicable tax regulations must be distributed to all shareholders, leading to potential tax liabilities for shareholders that would not have been incurred had the redemptions been in-kind. Such cash redemptions may also result in the Fund incurring brokerage costs that might not have been incurred if the purchase or redemption of Creation Units were effected in kind, and the imposition of such costs may decrease the Fund’s net asset value. The use of cash creations and redemptions may also cause the Fund’s shares to trade in the market at wider bid-ask spreads or greater premiums or discounts to the Fund’s NAV.

Focused Investment Risk: Investments focused in asset classes, countries, regions, sectors, industries, or issuers that are subject to the same or similar risk factors and investments whose prices are closely correlated are subject to greater overall risk than investments that are more diversified or whose prices are not as closely correlated. (This risk is not a stated Target Fund risk.)
Forward Foreign Currency Contracts Risk: A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in foreign currency exchange rates. While forward foreign currency exchange contracts do not eliminate fluctuations in the value of foreign securities, they do allow the Fund to establish a fixed rate of exchange for a future point in time. Use of such contracts, therefore, can have the effect of reducing returns and minimizing opportunities for gain. The Fund could also lose money when the contract is settled.
Futures Contracts Risk. The volatility of futures contracts prices has been historically greater than the volatility of stocks and bonds. The liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced. (This risk is not included in the Target Fund Prospectus although the Target Fund may also invest in future contracts.)

Foreign Investment Risk: Foreign securities involve risks not typically associated with investing in U.S. securities. Foreign securities may be adversely affected by various factors, including currency fluctuations and social, economic or political instability. These risks are particularly pronounced for emerging markets.
Income Risk: The possibility that the Fund’s income will decline due to a decrease in interest rates. Income risk is generally higher for shorter-term bonds and lower for longer-term bonds.
Liquidity Risk: The possibility that certain securities may be difficult or impossible to sell at the time and the price that would normally prevail in the market. The seller may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.
Management Risk: The risk that an investment technique used by the Fund’s portfolio manager may fail to produce the intended result.
Market Risk: The possibility that the Fund’s investment holdings will decline in price because of a market decline, or other domestic, regional, or global events. Markets generally move in cycles, with periods of rising prices followed by periods of falling prices. The value of your investment will tend to increase or decrease in response to these movements.
Municipal Securities Risk: Municipal obligations are issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies and instrumentalities and the District of Columbia to obtain funds for various public purposes. Municipal obligations are subject to more credit risk than U.S. government securities that are supported by the full faith and credit of the United States. The ability of municipalities to meet their obligations will depend on the availability of tax and other revenues, economic, political and other conditions within the state and municipality, and the underlying fiscal condition of the state and municipality. As with other fixed income securities, municipal securities also expose their holders to market risk because their values typically change as interest rates fluctuate.
Operational and Technology Risk: Cyber-attacks, disruptions, or failures that affect the Fund’s service providers, counterparties, market participants, or issuers of securities held by the Fund may adversely affect the Fund and its shareholders, including by causing losses for the Fund or impairing Fund operations.
Preferred Stock Risk: Preferred stock represents an interest in a company that generally entitles the holder to receive, in preference to the holders of common stock, dividends and a fixed share of the proceeds resulting from a liquidation of the company. Preferred stocks are generally subordinated in right of payment to all debt obligations and creditors of the issuer.
Prepayment/Call Risk: When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield or fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss. Call risk is the possibility that, during periods of declining interest rates, a bond issuer will “call” — or repay — higher-yielding bonds before their stated maturity date. In both cases, investors receive their principal back and are typically forced to reinvest it in bonds that pay lower interest rates.
Private Placement Risk: Privately issued securities are restricted securities that are not publicly traded, and may be less liquid than those that are publicly traded. Accordingly, the Fund may not be able to redeem or resell its interests in a privately issued security at an advantageous time or at an advantageous price which may result in a loss to the Fund.

Smaller Fund Risk: A smaller fund’s performance may not represent how the fund is expected to or may perform in the long term if and when it becomes larger and has fully implemented its investment strategies. Investment positions may have a disproportionate impact (negative or positive) on performance in smaller funds. Smaller funds may also require a period of time before they are fully invested in securities that meet their investment objectives and policies and achieve a representative portfolio composition. Fund performance may be lower or higher during this “ramp-up” period, and may also be more volatile, than would be the case after the fund is fully invested. Similarly, a smaller fund’s investment strategy may require a longer period of time to show returns that are representative of the strategy. Smaller funds may not attract sufficient assets to achieve investment and trading efficiencies. If a smaller fund were to fail to successfully implement its investment strategies or achieve its investment objective, performance may be negatively impacted.
Swap Risk: A swap is a contract that generally obligates the parties to exchange payments based on a specified reference security, basket of securities, security index or index component. Swaps can involve greater risks than direct investment in securities because swaps may be leveraged and are subject to counterparty risk (e.g., the risk of a counterparty defaulting on the obligation or bankruptcy), credit risk and valuation risk (i.e., swaps may be difficult to value). Certain swaps may also be considered illiquid. It may not be possible for the Fund to liquidate a swap position at an advantageous time or price, which may result in significant losses. (This risk is not included in the Target Fund Prospectus although the Target Fund may also invest in swaps.)
U.S. Government Securities Risk: The Fund invests in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (such as Fannie Mae or Freddie Mac securities). Although U.S. government securities issued directly by the U.S. government are guaranteed by the U.S. Treasury, other U.S. government securities issued by an agency or instrumentality of the U.S. government may not be. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.
Variable and Floating Rate Instrument Risk: Variable and floating rate instruments are generally less sensitive to interest rate changes than other fixed rate instruments; however, the value of floating rate instruments may decline if their interest rates do not rise as quickly, or as much, as general interest rates.

The following risks are applicable to the Target Fund. These risks also generally apply to the Acquiring Fund but do not represent a material change in risks between the Target Fund and the Acquiring Fund.

Cash Transactions Risk: Exchange-Traded Funds (ETFs) are known for their tax efficiency, which is created primarily by their unique “in-kind” redemption process. In this process, authorized participants exchange ETF shares for a basket of the fund’s underlying securities, allowing the ETF to offload appreciated assets without triggering taxable events for its shareholders. This process helps minimize capital gains distributions, enhancing tax efficiency. However, to the extent that the Fund effects its creation and redemptions in cash, as it intends regularly to do, the Fund may need to sell securities to generate the necessary funds for a redemption. Such sales may result in the Fund realizing capital gains, which under applicable tax regulations must be distributed to all shareholders, leading to potential tax liabilities for shareholders that would not have been incurred had the redemptions been in-kind. Such cash redemptions may also result in the Fund incurring brokerage costs that might not have been incurred if the purchase or redemption of creation units were effected in kind, and the imposition of such costs may decrease the Fund’s net asset value. The use of cash creations and redemptions may also cause the Fund’s shares to trade in the market at wider bid-ask spreads or greater premiums or discounts to the Fund’s NAV.

Foreign Currency Transaction Risk: Funds that invest directly in foreign currencies and in securities that trade in, or receive revenues in, foreign currencies are subject to the risk that those currencies will fluctuate in value relative to the U.S. dollar.

New Fund Risk: The Fund is newly formed, which may result in additional risk. There can be no assurance that the Fund will grow to an economically viable size, in which case the Fund may cease operations. In such an event, investors may be required to liquidate or transfer their investments at an inopportune time.

Secondary Market Liquidity Risk: Shares of the Fund may trade at prices other than NAV. As with all ETFs, Fund shares may be bought and sold in the secondary market at market prices. The trading prices of the Fund’s shares in the secondary market generally differ from the Fund’s daily NAV and there may be times when the market price of the shares is more than the NAV (premium) or less than the NAV (discount). This risk is heightened in times of market volatility or periods of steep market declines. Additionally, in stressed market conditions, the market for the Fund’s shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings. When an ETF is first launched, it is unlikely to have immediate secondary market liquidity. There is likely to be a lead market maker making markets of significant size, but it is unlikely there will be many market participants on day one of trading. This lack of secondary market liquidity may make it difficult for investors to transact in Fund shares in the market, and the market price consequently may deviate from the Fund’s NAV. As the Fund begins to trade and as client interest increases, an increasing number of market participants buy or sell shares of the Fund and secondary market liquidity will grow. While all ETFs can be held for prolonged periods or intraday, some ETFs experience more secondary market trading than others.

D.	Comparison of Investment Restrictions

The fundamental limitations of the Target Fund and the Acquiring Fund are set forth below. The fundamental investment limitations of the Target Fund and Acquiring Fund are substantially similar.

Target Fund Investment Restrictions	Acquiring Fund Investment Restrictions	Differences
Diversification. The Fund will not purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, if, immediately after such purchase with respect to 75% of its portfolio, more than 5% of the value of the Fund’s total assets would be invested in such issuer. There is no limit as to the percentage of assets that may be invested in U.S. Treasury bills, notes, or other obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities.	The Fund may not purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, if, immediately after such purchase with respect to 75% of its portfolio, more than 5% of the value of the Fund’s total assets would be invested in such issuer. There is no limit as to the percentage of assets that may be invested in U.S. Treasury bills, notes, or other obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities.	No material differences.

Concentration. The Fund will not invest 25% or more of its total assets in a particular industry or industry group. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities or repurchase agreements with respect thereto. With respect to the percentages adopted by the Trust as maximum limitations on the Fund’s investment policies and limitations, an excess amount above the fixed percentage will not be a violation of the policy or limitation unless the excess amount results immediately and directly from the acquisition of any security or the action taken. This paragraph does not apply to the borrowing policy set forth above.	The Fund may not purchase any securities that would cause 25% or more of the value of such Fund’s total assets at the time of purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities and repurchase agreements secured by obligations of the U.S. government or its agencies or instrumentalities; (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents; and (c) utilities will be divided according to their services. For example, electric utilities, gas utilities, and water utilities will each be considered a separate industry.	No material differences.
Borrowing Money. The Fund will not borrow money, except that to the extent permitted by applicable law: (a) the Fund may borrow from banks, other affiliated investment companies and other persons, and may engage in reverse repurchase agreements and other transactions which involve borrowings, in amounts up to 33 1/3% of its total assets (including the amount borrowed) or such other percentage permitted by law; (b) the Fund may borrow up to an additional 5% of its total assets for temporary purposes; and (c) the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities. If due to market fluctuations or other reasons the Fund’s borrowings exceed the limitations stated above, the Trust will promptly reduce the borrowings of the Fund in accordance with the Investment Company Act. This limitation does not preclude the Fund from entering into reverse repurchase transactions, provided that the Fund has an asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions.	The Fund may borrow money or lend to the extent permitted by the Investment Company Act, or the rules or regulations thereunder as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretation of such statute, rules or regulations.	No material differences.

If the Fund’s borrowings exceed one-third of its total assets (including the amount borrowed) less liabilities (other than borrowings), such borrowings will be reduced within three days, (not including Sundays and holidays) or such longer period as may be permitted by the Investment Company Act, to the extent necessary to comply with the one-third limitation.
Senior Securities. The Fund will not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund’s engagement in such activities is consistent with or permitted by the Investment Company Act, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff.	The Fund may issue senior securities to the extent permitted by the Investment Company Act, or the rules or regulations thereunder as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretation of such statute, rules or regulations.	No material differences.

Commodities. The Fund will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments. This limitation does not preclude the Fund from purchasing or selling options or futures contracts, including commodities futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies which are engaged in a commodities business or have a significant portion of their assets in commodities.

The Fund may purchase or sell commodities, commodities contracts, or future contracts or real estate to the extent permitted by the Investment Company Act, or the rules or regulations thereunder as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretation of such statute, rules or regulations.

	The Fund may purchase or sell commodities, commodities contracts, or future contracts or real estate to the extent permitted by the Investment Company Act, or the rules or regulations thereunder as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretation of such statute, rules or regulations.	The Target Fund restriction may be more restrictive in that it restricts purchase or sales of commodities except for a list of designated instruments. This could be more restrictive than the Acquiring Fund’s policy to allow such investments in accordance with applicable law.

Underwriting. The Fund will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.	The Fund’s Statement of Additional Information (“SAI”) notes that to the extent permitted by the “Investment Restrictions” section, the Fund may underwrite securities to the extent permitted by the Investment Company Act, or the rules and regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of such statute, rules or regulations.	The Target Fund restricts the Fund from acting as an underwriter of securities, whereas the Acquiring Fund does not have such a limitation. The Target Fund’s limitation can only be changed with shareholder approval.

Real Estate. The Fund will not purchase or sell real estate. This limitation is not applicable to investments in marketable securities which are secured by or represent interests in real estate. This limitation does not preclude the Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including REITs).

	See Commodities limitation above.	The Target Fund restriction may be more restrictive in that it restricts purchase or sales of real estate except for a list of designated instruments. This could be more restrictive than the Acquiring Fund’s policy to allow such investments in accordance with applicable law.
Loans. The Fund will not make loans to other persons, except (a) by loaning portfolio securities, (b) by engaging in repurchase agreements, dollar rolls and similar transactions consistent with applicable law, or (c) by purchasing non-publicly offered debt securities. For purposes of this limitation, the term “loans” shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.	The Acquiring Fund’s SAI notes that the Investment Company Act restricts the ability of any mutual fund to lend. Under the Investment Company Act, the Acquiring Fund may only make loans if expressly permitted to do so by the Acquiring Fund’s investment policies, and the Acquiring Fund may not make loans to persons who control or are under common control with the Acquiring Fund. Thus, the Investment Company Act effectively prohibits the Acquiring Fund from making loans to certain persons when conflicts of interest or undue influence are most likely present.	The Target Fund’s restriction may be more restrictive in that it restricts all loans except for a list of designated instruments/transactions whereas the Acquiring Fund does not have such a limitation. The Target Fund’s limitation can only be changed with shareholder approval.
Call Options and Put Options: The Fund will not write or purchase call options or purchase put options.	The Acquiring Fund does not have a similar restriction.	Shareholders are being asked to vote to eliminate the Target Fund’s restriction on call and put options in this Proxy Statement/ Prospectus. If approved by shareholders, the Target Fund’s restriction on call options and put options will be eliminated.

The Target Fund has adopted the following non-fundamental investment restrictions which may be changed by the CST Board without the approval of the Target Fund’s shareholders. The Target Fund may not:

1.	Sell securities short, unless the Target Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short at no added cost, and provided that transactions in options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short
2.	Purchase securities on margin, except that the Target Fund may obtain such short-term credits as are necessary for the clearance of transactions; and if margin deposits in connection with futures contracts, options on futures contracts or other derivative instruments shall not constitute purchasing securities on margin.
3.	Purchase securities of open-end or closed-end investment companies except in compliance with the Investment Company Act.
4.	Invest in illiquid securities if, as a result of such investment, more than 15% of the Target Fund’s net assets would be invested in illiquid securities.

The Acquiring Fund has adopted the following non-fundamental investment restriction, which the Target Fund has not adopted:

1.	The Acquiring Fund may not purchase securities on margin, except that the Acquiring Fund may obtain such short-term credits as are necessary for the clearance of portfolio transactions, and the Acquiring Fund may make margin payments in connection with futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments.

E.	Comparison of Investment Advisory Agreements

Investment Advisory Agreements

CST Advisory Agreement. Sterling Capital serves as the investment adviser to the Target Fund pursuant to an advisory agreement with CST, on behalf of the Target Fund (the “CST Advisory Agreement”). The CST Advisory Agreement describes the services Sterling Capital provides to the Target Fund, which generally includes managing and supervising the investment of the Fund’s assets on a discretionary basis, subject to oversight by the CST Board.

Pursuant to the CST Advisory Agreement, Sterling Capital receives an annual unitary management fee equal to 0.39% of the Target Fund’s average daily net assets. In connection with the unitary management fee Sterling Capital has agreed to pay all other expenses of the Target Fund, except for the management fee, interest, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses and distribution fees and expenses paid by the Target Fund under any distribution plan adopted pursuant to Rule 12b-1 under the Investment Company Act.

Under the terms of the CST Advisory Agreement, Sterling Capital is not liable to the CST Trust, the Target Fund or any Target Fund shareholders for any mistake of judgment or mistake of law, for any loss arising out of any investment, or for any act or omission taken or in any event whatsoever in the absence of: (i) bad faith, willful misfeasance or negligence in the performance of Sterling Capital’s duties or obligations under the agreement or (ii) Sterling Capital’s reckless disregard of its duties and obligations under the agreement. The CST Advisory Agreement also includes reciprocal indemnification provisions between CST and Sterling Capital, subject to a negligence standard.

The CST Advisory Agreement may be terminated at any time, without the payment of any penalty: (i) by the CST Board or by a vote of a majority of the outstanding voting securities of the Target Fund on 60 days’ written notice to the Sterling Capital; or (ii) by Sterling Capital on 60 days’ written notice to CST. In addition, the CST Advisory Agreement will terminate automatically upon its assignment.

The Target Fund paid Sterling Capital the following management fee for the period from March 13, 2025 (commencement of operations) to June 30, 2025:

Fiscal Period Ended	Advisory Fees Accrued	Advisory Fees Paid
June 30, 2025	$343,236	$181,278

A discussion summarizing the basis of the CST Board’s approval of the CST Advisory Agreement between the Target Fund and Sterling Capital is included in the Target Fund’s Form N-CSRS for the period ended June 30, 2025.

Sterling Advisory Agreement. Sterling Capital will serve as the investment adviser to the Acquiring Fund, pursuant to an investment advisory agreement between the Sterling Trust and Sterling Capital (the “Sterling Advisory Agreement”). The Sterling Advisory Agreement describes the services Sterling Capital will provide to the Acquiring Fund, which generally includes making the day-to-day investment decisions for the Acquiring Fund and trading portfolio securities and other investment instruments on behalf of the Acquiring Fund, including selecting broker-dealers to execute purchase and sale transactions, subject to oversight by the Board of Trustees of the Sterling Trust (the “Sterling Trust Board”).

The Sterling Advisory Agreement will continue in effect until January 31, 2027 and from year to year thereafter with respect to the Acquiring Fund so long as it is specifically approved at least annually in the manner required by the Investment Company Act.

Under the Sterling Advisory Agreement, the Acquiring Fund has entered into a unitary fee arrangement with the Sterling Capital whereby the Acquiring Fund pays Sterling Capital a fee and Sterling Capital has agreed to pay all expenses incurred by the Acquiring Fund except for (i) the Acquiring Fund’s management fees payable to Sterling Capital under the Sterling Advisory Agreement, (ii) expenses incurred in connection with any distribution and service plan adopted by the Sterling Trust in compliance with Rule 12b-1 under the Investment Company Act, including distribution fees, if any, (iii) investment-related expenses of any kind, including all fees and expenses incurred with respect to the acquisition, holding, voting and/or disposition of portfolio securities, and any expenses incurred with respect to the reorganization, restructuring or workout-related expenses related to any investment, and the execution of portfolio transactions (such as brokerage commissions, clearing and settlement costs, and any other kind of transaction expenses and costs associated with tax reclaims); (iv) borrowing and other investment-related costs and fees, including interest, commitment and other fees and costs; (v) acquired fund fees and expenses; (vi) interest expenses; (vii) taxes (including, but not limited to, income, excise, transfer and withholding taxes) and governmental fees; (viii) litigation expenses of any kind (including fees and expenses of counsel retained by or on behalf of Sterling Trust or the Acquiring Fund) and any fees, costs or expenses payable by Sterling Trust or the Acquiring Fund pursuant to indemnification or advancement obligations to which Sterling Trust or the Acquiring Fund may be subject (pursuant to contract or otherwise); (ix) custody or other expenses attributable to negative interest rates on investments or cash; (x) short dividend expense; (xi) salaries and other compensation or expenses, including travel expenses, of any of Sterling Trust’s executive officers and employees, if any, who are not officers, directors, shareholders, members, partners or employees of Sterling Capital or its subsidiaries or affiliates; (xii) organizational and offering expenses of Sterling Trust and the Acquiring Fund; (xiii) costs related to any meetings of shareholders, including any costs associated with the preparation, printing, and transmission of proxy or information statements and proxy solicitation; (xiv) fees or expenses payable or other costs incurred in connection with the Acquiring Fund’s securities lending program; (xv) any other expenses which are capitalized in accordance with generally accepted accounting principles; (xvi) extraordinary expenses; and (xvii) such other expenses as approved by a majority of the Board.

For the services it provides to the Acquiring Fund, the Acquiring Fund pays Sterling Capital a fee, calculated daily and paid monthly, at an annual rate of 0.39% of the Acquiring Fund’s average daily net assets.

The standard of care under the Sterling Advisory Agreement is a gross negligence standard. In addition, unlike the CST Advisory Agreement, the Sterling Advisory Agreement does not contain reciprocal indemnification provisions between the Sterling Trust and Sterling Capital.

The Acquiring Fund has not commenced operations and does not have any management fee information to report.

A discussion summarizing the basis of the Sterling Trust Board’s approval of the Sterling Advisory Agreement will be included in the Acquiring Fund’s first Form N-CSR filing.

F.	Comparison of Distribution, Purchase and Redemption, and Distribution Plan

Distributions and Dividend Reinvestment Plan

The Target Fund pays out dividends from its net investment income on a monthly basis and distributes its net capital gains, if any, to investors at least annually. Brokers may make available to their customers who own shares of the Target Fund the Depository Trust Company (“DTC”) book-entry dividend reinvestment service. If this service is available and used, dividend distributions of both income and capital gains will automatically be reinvested in additional whole shares of the Target Fund purchased on the secondary market. Without this service, investors would receive their distributions in cash.

The Acquiring Fund will ordinarily declare and pay dividends from net investment income, if any, monthly. The Acquiring Fund will distribute its net realized capital gains, if any, to shareholders annually. The Acquiring Fund may also pay a special distribution at the end of a calendar year to comply with federal tax requirements. No dividend reinvestment service is provided by the Acquiring Fund. Broker-dealers may make available the DTC book entry dividend reinvestment service for use by beneficial owners of the Acquiring Fund for reinvestment of their dividend distributions. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Acquiring Fund purchased in the secondary market.

Purchase and Redemption

The Target Fund and Acquiring Fund have the same purchase and redemption procedures, except as noted below.

Investors such as market makers, large investors and institutions who wish to deal in creation units (“Creation Units”) directly with the Funds must have entered into an authorized participant agreement (such investors being “Authorized Participants”) with such Fund’s distributor and transfer agent, or purchase through a dealer that has entered into such an agreement. Set forth below is a brief description of the procedures applicable to purchase and redemption of Creation Units of the Funds.

How to Buy Shares

In order to purchase Creation Units of a Fund, an Authorized Participant must generally deposit a designated portfolio of equity securities (the “Deposit Securities”) and generally make a small cash payment referred to as the “Cash Component.” For those Authorized Participants that are not eligible for trading a Deposit Security, custom orders are available. The list of the names and the numbers of shares of the Deposit Securities is made available by each Fund’s custodian through the facilities of the National Securities Clearing Corporation (the “NSCC”), immediately prior to the opening of business each day of the Cboe BXZ Exchange, Inc. (the “Exchange”). The Cash Component represents the difference between the NAV of a Creation Unit and the market value of the Deposit Securities. In the case of custom orders, cash-in-lieu may be added to the Cash Component to replace any Deposit Securities that the Authorized Participant may not be eligible to trade. Each Fund may, in certain circumstances that may occur regularly, offer Creation Units partially or solely for cash. Creation and redemption baskets may differ, and each Fund will accept “custom baskets” in accordance with the requirements of Rule 6c-11 under the Investment Company Act.

Orders must be placed in proper form by or through either (i), a “Participating Party” i.e., a broker-dealer or other participant in the Clearing Process of the Continuous Net Settlement System of the NSCC (the “Clearing Process”) or (ii) a participant of the DTC (“DTC Participant”) that has entered into an agreement with the applicable Trust, distributor and transfer agent, with respect to purchases and redemptions of Creation Units. All standard orders must be placed for one or more whole Creation Units of shares of a Fund and must be received by the distributor in proper form no later than the close of regular trading on the Exchange (ordinarily 4:00 p.m. Eastern time) (“Closing Time”) for the Target Fund and no later than 2:00 p.m. Eastern time (two hours prior to Closing Time) for the Acquiring Fund in order to receive that day’s closing NAV per share. In the case of custom orders, as further described in each Fund’s SAI, the distributor must receive the order no later than two hours prior to Closing Time in order to receive that day’s closing NAV per Share. A custom order may be placed by an Authorized Participant in the event that the CST Trust permits or requires the substitution of an amount of cash to be added to the Cash Component to replace any Deposit Security which may not be available in sufficient quantity for delivery or which may not be eligible for trading by such Authorized Participant or the investor for which it is acting or any other relevant reason.

A fixed creation transaction fee of $250 per transaction for the Target Fund and $300 per transaction for the Acquiring Fund is applicable to each transaction regardless of the number of Creation Units purchased in the transaction. An additional variable charge for transactions effected outside the Clearing Process or for cash creations or partial cash creations may also be imposed to compensate each Fund for the costs associated with buying the applicable securities. Each Fund may adjust these fees from time to time based on actual experience. The price for each Creation Unit will equal the daily NAV per share times the number of shares in a Creation Unit plus the fees described above and, if applicable, any transfer taxes.

The Acquiring Fund reserves the right to reject or revoke a creation order transmitted to it by the distributor or its agent in respect to the Acquiring Fund for any legally permissible reason, as described in the Acquiring Fund’s SAI.

Redemption of Shares

Each Fund’s shares may be redeemed in kind or in cash on a day the Exchange is open for business. If the redemption is in kind, it is consummated only in Creation Units at their NAV, Each Fund’s custodian makes available immediately prior to the opening of business each day of the Exchange, through the facilities of the NSCC, the list of the names and the numbers of shares of the applicable Fund’s portfolio securities that will be applicable that day to redemption requests in proper form (“Fund Securities”). Because Fund Securities received on redemption may not be identical to Deposit Securities, which are applicable to purchases of Creation Units, the redemption proceeds consist of the Fund Securities, plus cash in an amount equal to the difference between the NAV of shares being redeemed as next determined after receipt by the transfer agent of a redemption request in proper form, and the value of the Fund Securities (the “Cash Redemption Amount”), less the applicable redemption fee and, if applicable, any transfer taxes. Should the Fund Securities have a value greater than the NAV of shares being redeemed, a compensating cash payment to the applicable Fund equal to the differential, plus the applicable redemption fee and, if applicable, any transfer taxes will be required to be arranged for, by or on behalf of the redeeming shareholder.

An order to redeem Creation Units of a Fund may only be effected by or through an Authorized Participant. An order to redeem must be placed for one or more whole Creation Units and must be received by the transfer agent in proper form no later than the close of regular trading on the Exchange (normally 4:00 p.m. Eastern time) for the Target Fund and no later than 2:00 p.m. Eastern time (two hours prior to Closing Time) for the Acquiring Fund in order to receive that day’s closing NAV per share. In the case of custom orders, the transfer agent must receive the order agent no later than 2:00 p.m. Eastern time.

A fixed redemption transaction fee of $250 per transaction for the Target Fund and $300 per transaction for the Acquiring Fund is applicable to each redemption transaction regardless of the number of Creation Units redeemed in the transaction. An additional variable charge for cash redemptions or partial cash redemptions may also be imposed to compensate the applicable Fund for the costs associated with selling the applicable securities. Each Fund may adjust these fees from time to time based on actual experience. Each Fund reserves the right to effect redemptions in cash. A shareholder may request a cash redemption in lieu of securities, however, each Fund may, in its discretion, reject any such request.

The Acquiring Fund (or distributor on behalf of the Acquiring Fund) shall retain the right, without notice, to reject any redemption order or suspend transactions in Acquiring Fund shares at any time consistent with requirements of the Investment Company Act.

Financial Intermediary Support Payments by the Acquiring Fund

Revenue Sharing

Sterling Capital and/or its affiliates will under certain circumstances pay out of their own assets (and not as an additional charge to the Acquiring Fund) compensation to selected affiliated and unaffiliated brokers, dealers and other financial intermediaries in connection with the sale and distribution of the shares and/or the retention and/or servicing of Acquiring Fund investors and Acquiring Fund shares. These payments, sometimes referred to as “revenue sharing” payments are payments over and above any sales charges (including Rule 12b-1 fees) and service fees paid by the Acquiring Fund. These additional payments may be made to supplement commissions reallowed to dealers, and will take various forms, including: (1) due diligence payments for a financial intermediary’s examination of the Acquiring Fund and payments for employee training and education relating to the Acquiring Fund; (2) listing fees for the placement of the Acquiring Fund on a financial intermediary’s list of mutual funds available for purchase by its clients; (3) fees for providing assistance in promoting the sale of shares; (4) payments in connection with attendance at sales meetings for the promotion of the sale of shares; and (5) payments for the sale of shares and/or the maintenance of share balances. The amount of these payments is determined at the discretion of Sterling Capital and/or its affiliates from time to time, may be substantial, and may be different for different financial advisors. Receipt of, or the prospect of receiving, this additional compensation may influence your financial intermediary’s recommendation of the Acquiring Fund. You should review your financial intermediary’s compensation disclosure and/or talk to your financial advisor for additional information.

Shareholder Service Fees

The Acquiring Fund may also directly enter into agreements with financial intermediaries pursuant to which the Acquiring Fund will pay the financial intermediary for services such as networking or sub-transfer agency services. Payments by the Acquiring Fund made pursuant to such agreements are generally based on either (1) a percentage of the average daily net assets of clients serviced by such financial intermediary up to a set maximum dollar amount per shareholder account serviced, or (2) the number of accounts serviced by such financial intermediary, with a maximum per account charge for each account serviced. Payments made pursuant to such agreements are in addition to any Rule 12b-1 fees the financial intermediary may also be receiving pursuant to agreements with the Distributor and the revenue sharing payments discussed above.

Distribution Plans

Each Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 under the Investment Company Act pursuant to which payments of up to 0.25% of the applicable Fund’s average daily net assets may be made for the sale and distribution of its shares. No payments pursuant to the Distribution and Service Plan will be made during the twelve (12) month period from the date of each Fund’s current Prospectus. Thereafter, 12b-1 fees may only be imposed after approval by each Fund’s respective Board.

G.	Key Information about the Reorganization

The following is a summary of key information concerning the Reorganization. Keep in mind that more detailed information appears in the Plan, the form of which is attached to this Proxy Statement/Prospectus as Exhibit B.

1.	Agreement and Plan of Reorganization

At the Special Meeting, the shareholders of the Target Fund will be asked to approve the Plan to reorganize the Target Fund into the Acquiring Fund. The Acquiring Fund is a newly created series of the Sterling Trust. If the Plan is approved by the shareholders of the Target Fund and the Reorganization is completed, the Target Fund will transfer all of its assets to the Acquiring Fund in exchange for (i) a number of shares of the Acquiring Fund with an aggregate NAV equal to the aggregate NAV of the Target Fund as of the closing date of the Reorganization, and (ii) the assumption by the Acquiring Fund of all of the Target Fund’s liabilities. Immediately thereafter, the Target Fund will distribute the shares of the Acquiring Fund in exchange for the Target Fund shares held by Target Fund shareholders and in proportion to the relative NAV of their holdings of shares of the Target Fund in complete liquidation of the Target Fund. The expenses associated with the Reorganization will be borne by Sterling Capital (or its affiliates). Certificates evidencing Acquiring Fund shares will not be issued to the Target Fund’s shareholders. Upon completion of the Reorganization, each shareholder of the Target Fund will own a number of shares of the Acquiring Fund equal in value to the aggregate value of such shareholder’s shares of the Target Fund at the time of the exchange.

The Reorganization is subject to a number of conditions, including, without limitation, the approval of the Plan by the shareholders of the Target Fund and the receipt of a legal opinion from tax counsel to each of the Target Fund and Acquiring Fund with respect to the U.S. federal income tax consequences of the Reorganization. Assuming satisfaction of the conditions in the Plan, the Reorganization is expected to be effective on March 30, 2026 or such other date agreed to by CST and the Sterling Trust.

The Plan may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Target Fund and the Acquiring Fund, notwithstanding approval of the Plan by the Target Fund’s shareholders, provided that following approval by Target shareholders no such amendment may have the effect of changing the provisions for determining the number of shares of the Acquiring Fund to be issued to the shareholders of the Target Fund to the detriment of such shareholders without their further approval. In addition, the Plan may be terminated at any time prior to the closing of the Reorganization by the mutual agreement of the Sterling Trust, on behalf of the Acquiring Fund, and CST, on behalf of the Target Fund.

2.	Description of the Acquiring Fund’s Shares

The Acquiring Fund’s shares issued to the shareholders of the Target Fund pursuant to the Reorganization will be duly authorized, validly issued, fully paid and non-assessable when issued, will be transferable without restriction and will have no preemptive or conversion rights.

3.	Board Considerations Relating to the Reorganization

The CST Board considered and discussed the Reorganization with representatives of the Sterling Trust and Sterling Capital at a meeting held on October 23, 2025. The CST Board, based on these considerations and the recommendation of Sterling Capital, approved the Reorganization and the solicitation of shareholders of the Target Fund to vote on the Plan.

In considering the Reorganization, the CST Board and the Independent Trustees reviewed information provided by the Sterling Trust and Sterling Capital in response to an information request addressing, among other information, things, the nature and structure of the Reorganization, the proposed impact and benefits to shareholders, any changes in portfolio strategy, management, or design, and the tax impact of the Reorganization.  At a meeting on October 23, 2025, Sterling Capital presented its reasoning for the Reorganization of the Target Fund into the Acquiring Fund and recommended that the CST Board approve the Reorganization. Among the reasons provided and factors considered were:

●	that the Reorganization was recommended by Sterling Capital, the current adviser to the Target Fund and the proposed adviser to the Acquiring Fund;
●	representations made by Sterling Capital concerning potential economies of scale and other benefits of having all of the SEC registered funds advised by Sterling Capital operate as part of a single fund family with the same corporate governance, operational and compliance platforms, and the benefits of making that change now when all such funds are already required to have proxy votes because of the Adviser Transaction;
●	the terms of the Reorganization;
●	the expectation that the Reorganization will constitute a reorganization within the meaning of Section 368(a) of the Code and that the Target Fund and its shareholders generally will not recognize gain or loss for U.S. federal income tax purposes in the Reorganization;
●	that the Funds have the same investment objectives and substantially similar investment strategies and risks;
●	that the Acquiring Fund’s portfolio will be managed by portfolio managers who are also members of the portfolio management team that is currently responsible for the day-to-day management of the Target Fund’s portfolio;
●	that the Acquiring Fund operates under a unitary fee structure, under which Sterling Capital has agreed to pay all expenses incurred by the Acquiring Fund, except for the advisory fee and certain other expenses;
●	the Acquiring Fund is expected to have the same total annual fund operating expenses as the Target Fund;
●	that Acquiring Fund shareholders are able to purchase and sell Acquiring Fund shares throughout the trading day at the then-prevailing market price on the applicable exchange;
●	the quality and experience of the Acquiring Fund’s service providers;
●	the experience and background of the Sterling Trust’s Independent Trustees;
●	that the Reorganization would not result in the dilution of shareholders’ interests;
●	that Sterling Capital (or its affiliates), and not the Target Fund, will bear all direct costs of the Reorganization;
●	that the Reorganization will be submitted to the shareholders of the Target Fund for their approval;
●	that shareholders of the Target Fund who do not wish to become shareholders of the Acquiring Fund may redeem their Target Fund shares before the Reorganization;
●	that the Target Fund may benefit from the Sterling Capital’s investment advisory experience; and
●	that liquidation of the Target Fund (as an alternative to the Reorganization) would generally be a taxable event in which shareholders would recognize gain or loss on their investments for U.S. federal income tax purposes.

The CST Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After consideration of these and other factors it deemed appropriate, the CST Board determined that the Reorganization is in the best interests of the Target Fund and that the Reorganization would not otherwise dilute Target Fund shareholders. The CST Board, including all of its Independent Trustees, unanimously approved the Reorganization of the Target Fund, subject to approval by its shareholders. The CST Board noted that if shareholders of the Target Fund do not approve the Reorganization, the Target Fund would not be reorganized into the Acquiring Fund and the CST Board would consider what steps to take, including the possible liquidation of the Target Fund, or the possible continuation of the Target Fund.

4.	Federal Income Tax Consequences

As a condition to the closing of the Reorganization, CST and the Sterling Trust will receive, on behalf of the Target Fund and the Acquiring Fund, a tax opinion from Ropes & Gray LLP, tax counsel to the Sterling Trust, with respect to the Reorganization substantially to the effect that on the basis of existing provisions of the Code, U.S. Treasury regulations promulgated thereunder, current administrative rules, pronouncements and court decisions, and based upon certain facts, assumptions and representations and upon certifications made by the CST, on behalf of the Target Fund, the Sterling Trust, on behalf of the Acquiring Fund, and their respective officers, for U.S. federal income tax purposes:

(a)	The Reorganization will constitute a “reorganization” within the meaning of Section 368(a) of the Code, and the Acquiring Fund and the Target Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code.

(b)	Under Section 1032 of the Code, no gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Target Fund solely in exchange for the Acquiring Fund shares and the assumption by the Acquiring Fund of the liabilities of the Target Fund.

(c)	Under Sections 361 and 357 of the Code, no gain or loss will be recognized by the Target Fund upon the transfer of its assets to the Acquiring Fund in exchange for the Acquiring Fund shares and the assumption by the Acquiring Fund of the liabilities of the Target Fund or upon the distribution of the Acquiring Fund shares by the Target Fund to its shareholders in complete liquidation.

(d)	Under Section 354 of the Code, no gain or loss will be recognized by the Target Fund shareholders upon the exchange of their Target Fund shares solely for the Acquiring Fund shares as part of the Reorganization.

(e)	Under Section 358 of the Code, the aggregate tax basis for the Acquiring Fund shares received by a Target Fund shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Target Fund shares exchanged therefor.

(f)	Under Section 1223(1) of the Code, the holding period of the Acquiring Fund shares received by a Target Fund shareholder will include the period during which the Target Fund shares exchanged therefor were held or treated for federal income tax purposes as held by such shareholder (provided the Target Fund shares were held as capital assets on the date of the exchange).

(g)	Under Section 362(b) of the Code, the tax basis of the assets in the hands of the Acquiring Fund will be the same as the tax basis of such assets in the hands of the Target Fund immediately prior to the transfer of such assets.

(h)	Under Section 1223(2) of the Code, the holding period of each asset in the hands of the Acquiring Fund will include the period during which the asset was held or treated for federal income tax purposes as held by the Target Fund.

(i)	The Acquiring Fund will succeed to and take into account the items of Target Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the Regulations thereunder.

In rendering the opinion, counsel will rely upon, among other things, certain facts and assumptions and certain representations of CST, the Sterling Trust, the Target Fund and the Acquiring Fund. The condition that the parties to the Reorganization receive such an opinion may not be waived.

No tax ruling has been or will be received from the Internal Revenue Service (“IRS”) in connection with the Reorganization. An opinion of counsel is not binding on the IRS or a court, and no assurance can be given that the IRS would not assert, or a court would not sustain, a contrary position.

Although CST is not aware of any adverse state income tax consequences, CST has not made any investigation as to those consequences for the shareholders. Because each shareholder may have unique tax issues, shareholders should consult their own tax advisors.

5.	Comparison of Forms of Organization and Shareholder Rights

Target Fund shareholders can refer to Exhibit D for a summary comparison of various corporate governance topics. The summary is qualified in its entirety by reference to the respective trust instruments and by-laws.

6.	Capitalization

The following table shows, as of December 31, 2025, (1) the unaudited capitalization of the Target Fund and unaudited capitalization of the Acquiring Fund, and (2) the pro forma combined capitalization of the Acquiring Fund, giving effect to the Reorganization as of that date. The capitalizations of the Target Fund and the Acquiring Fund are likely to be different upon the closing of the Reorganization as a result of daily share purchase, redemption, and market activity.

Fund	Net Assets	Net Asset Value Per Share	Shares Outstanding
Target Fund Shares	$487,885,459	$25.28	19,300,000
Acquiring Fund Shares	$0	$0	0
Acquiring Fund Shares After the Reorganization (Pro forma)	$487,885,459	$25.28	19,300,000

The Target Fund will be the accounting and performance survivor following the Reorganization.

H.	Additional Information about the Funds

1.	Past Performance of the Target Fund

Performance Summary

Performance information for the Target Fund is not presented because the Target Fund has not completed its first full calendar year of operations as of the date of this Proxy Statement/Prospectus. Updated performance information will be available at no cost by visiting www.sterlingcapital.com/etf or by calling (888) 637-7789 for current performance information. Past performance is not an indication of future performance. Financial Highlights for the Target Fund are provided in Exhibit C.

The Acquiring Fund has not commenced operations as of the date of this Proxy Statement/Prospectus and does not have any performance information. If the Reorganization is approved, the Acquiring Fund will assume the performance history of the Target Fund and the Target Fund will be the accounting survivor of the Reorganization. The Acquiring Fund will have the same investment adviser and portfolio management team, and will follow the same investment objective, and substantially similar investment strategies and risks as the Target Fund, as described elsewhere in this Proxy Statement/Prospectus.

Portfolio Turnover

Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect a Fund’s performance. For the period from March 13, 2025 (commencement of operations) to June 30, 2025, the Target Fund’s portfolio turnover rate was 35% of the average value of its portfolio. The Acquiring Fund has not yet commenced operations and therefore does not yet have portfolio turnover information to provide.

2.	Investment Advisers, Portfolio Managers and Manager of Managers Structure

Investment Adviser

The Target Fund and Acquiring Fund will have the same investment adviser.

Sterling Capital, located at 4350 Congress Street, Suite 1000, Charlotte, NC 28209, is a North Carolina limited liability company and an independently managed indirect, wholly owned subsidiary of Guardian Capital Group.  Effective July 2, 2024 Guardian Capital Group, through its wholly owned subsidiary Guardian Capital US Asset Management LLC, acquired 100% of the ownership interests of Sterling Capital from Truist Financial Corporation (the “Guardian Acquisition”). Guardian Capital Group is a global investment management company servicing institutional, retail and private clients through its subsidiaries. Sterling Capital manages and supervises the investment of the Funds’ assets on a discretionary basis, subject to oversight by the Sterling Trust Board and CST Board, as applicable. Sterling Capital has provided investment management services to corporations, pension and profit sharing plans, trusts, estates and other institutions and individuals since 1970. As of September 30, 2025, Sterling Capital had more than $69 billion in assets under management.

On August 28, 2025, Guardian Capital Group Limited (“Guardian Capital Group”), the indirect parent company of Sterling Capital, announced that it had entered into a definitive agreement (as amended by a first amending agreement dated September 17, 2025) with Desjardins Global Asset Management Inc. (“DGAM”), a wholly-owned indirect subsidiary of Fédération des caisses Desjardins du Québec (“Desjardins”), to be taken private pursuant to an arrangement agreement whereby DGAM will purchase all of the issued and outstanding shares of Guardian Capital Group for cash, other than certain Guardian Capital Group shares held by specified shareholders who entered into equity rollover agreements to exchange certain of their Guardian Capital Group shares for a combination of cash and shares in the capital of DGAM (the “ Adviser Transaction”). The closing of the Adviser Transaction (the “Closing”) is subject to various customary approvals and conditions and is expected to take place in the first quarter of 2026.

Following the Closing of the Adviser Transaction, it is anticipated that Sterling Capital will continue to operate as a standalone entity, indirectly owned by Desjardins. To provide continuity and stability, Sterling Capital’s team of management and senior professionals are currently expected to continue servicing Sterling Capital’s clients, including the Funds, after the Closing.

For the services it provides to the Funds, each Fund pays Sterling Capital a fee, calculated daily and paid monthly, at an annual rate of 0.39% of the Fund’s average daily net assets.

Portfolio Managers – Target Fund and Acquiring Fund

Mark Montgomery, CFA®, Senior Managing Director, joined Sterling Capital in 1997 and has investment experience since 1990. Mark is Chief Investment Officer and Head of Fixed Income. Prior to joining Sterling Capital, he held a number of positions at The Vanguard Group. He began his fixed income career working on Vanguard’s taxable index bond team and later joined the municipal group working with their long-term and high-yield portfolio management team. Mark received his B.S. in Marketing with a minor in Public Administration from West Chester University and his M.B.A with a concentration in Investment Management from Drexel University. He holds the Chartered Financial Analyst® designation.

Peter Brown, CFA®, Managing Director, joined Sterling Capital in 2004 and has investment experience since 2000. Pete is a Fixed Income Portfolio Manager and Head of Sterling Capital’s Investment Grade Credit team. Prior to joining Sterling Capital, he held financial analyst positions at National Institutes of Health and First Union National Bank/First Union Securities. Pete received his B.S. in Statistics with minors in Business Management, Marketing and Communications from Cornell University and his M.B.A. from Wake Forest University. He holds the Chartered Financial Analyst® designation.

Robert Brown, CFA®, Managing Director, joined Sterling Capital in 2016 and has investment experience since 1986. Robert is a Fixed Income Portfolio Manager and is Head of Non-Investment Grade Credit. Prior to joining Sterling Capital, he worked at Concerto Asset Management specializing in high yield credit management. He was also Managing Director and Head of Credit Research for Wachovia Securities Principal Credit Trading Group. Robert received his B.A. in Geography with Economics from the University of Exeter. He holds the Chartered Financial Analyst® designation.

The Target Fund’s SAI and the Acquiring Fund’s SAI provide additional information about the portfolio managers’ method of compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of Fund securities.

Manager of Managers Structure

The Acquiring Fund and Sterling Capital have obtained exemptive relief from the SEC that permits Sterling Capital, subject to certain conditions, including the one-time prior approval of the Acquiring Fund’s Board and shareholders, to appoint and replace sub-advisers, as appropriate, enter into sub-advisory agreements, and amend and terminate sub-advisory agreements on behalf of the Acquiring Fund without shareholder approval. Sterling Capital has received the one-time approval from the Acquiring Fund’s Board and shareholders. Pursuant to the exemptive relief from the SEC, Sterling Capital now has the ability to change the fee payable to a sub-adviser or appoint a new sub-adviser at a fee different than that paid to the current sub-adviser, which in turn may result in a different fee retained by Sterling Capital. Such relief has been granted only with respect to unaffiliated sub-advisers. Sterling Capital has the ultimate responsibility, subject to oversight by the Acquiring Fund’s Board, to oversee the sub-advisers and recommend their hiring, termination, and replacement.

The Target Fund does not have similar exemptive relief.

3.	Trustees for the Target Fund and Acquiring Fund

CST and the Sterling Trust are operated by their respective board of trustees and officers appointed by each board.

Trustees of CST

The CST Board has four trustees, all of whom are Independent Trustees. The following individuals comprise the CST Board: Walter B. Grimm, Lori Kaiser, Janet Smith Meeks and Mary Madick.

Trustees of the Sterling Trust

The Sterling Trust Board has six trustees, five of whom are Independent Trustees of the Sterling Trust. The following individuals comprise the Sterling Trust Board: Drew T. Kagan, Laura C. Bingham, Alan G. Priest, Kimberly R. Storms, David L. Wedding and Scott A. Haenni (interested Trustee).

The CST Board recommends that Target Fund shareholders vote FOR approval of PROPOSAL 1.

II.	Proposal 2 – To approve a New Investment Advisory Agreement between CST and Sterling Capital with respect to the Target Fund (the “New Agreement”).

A.	Overview

As more fully described below, it is proposed that Sterling Capital continue to serve as the investment adviser to the Target Fund under the New Agreement, following the automatic termination of the Current Agreement, upon the Closing of the Adviser Transaction.

As described earlier in this Proxy Statement/Prospectus, Guardian Capital Group entered into the Adviser Transaction, the Closing of which is subject to various customary approvals and conditions and is expected to take place in the first half of 2026.

The Adviser Transaction, if consummated, will result in an indirect change of control of Sterling Capital effective as of the Closing. Pursuant to the terms of the Current Agreement, the Adviser Transaction would be deemed an “assignment,” as such term is used for purposes of the Investment Company Act, of the Current Agreement, resulting in its automatic termination.

Following the Closing of the Adviser Transaction, it is anticipated that Sterling Capital will continue to operate as a standalone entity, owned by Guardian Capital Group, which will in turn be indirectly owned by Desjardins. To provide continuity and stability, Sterling Capital’s team of management and senior professionals are currently expected to continue servicing Sterling Capital’s clients, including the Funds, after the Closing.

Section 15(a) of the Investment Company Act prohibits any person from serving as an investment adviser to a registered investment company except pursuant to a written contract that has been approved by the shareholders of such registered investment company. Therefore, if the Reorganization is not approved by shareholders in order for Sterling Capital to continue to serve as investment adviser to the Target Fund on an ongoing basis after the Closing, shareholders of the Target Fund must approve the New Agreement.

In anticipation of the termination of the Current Agreement, the CST Board, comprised entirely of Independent Trustees, convened the December Meeting. On the basis of the information presented at the December Meeting, the CST Board unanimously voted to approve the New Agreement with respect to the Target Fund, subject to shareholder approval. The New Agreement contains substantially identical terms to the Current Agreement, including identical advisory fees of 0.39%. Accordingly, at the Special Meeting, shareholders will be asked to consider and approve the New Agreement. The Trustees recommend that Shareholders of the Target Fund approve the New Agreement.

In deciding to approve the New Agreement, the CST Board considered all the factors that a registered investment company Board is required to consider in deciding whether to approve or renew a registered investment company investment advisory contract, including the nature and quality of the services provided, the profitability of the Target Fund to Sterling Captial, whether the Target Fund has or is likely to achieve economies of scale, comparative fee structures and whether there are any fallout benefits to Sterling Capital from its relationship with the Target Fund. In deciding to approve the New Agreement, the Trustees in particular noted the high quality of the investment personnel servicing the Target Fund. With regards to performance, because of the Target Fund’s short performance history, Sterling Capital, at the CST Board’s request, had provided information showing the investment performance in recent years of a composite of Sterling Capital’s client accounts with investment objectives and policies similar to those of the Target Fund and compared them to the performance of relevant indices or benchmarks. The CST Board noted that the gross return and net return performance of the composite, named the “Core Bond Fixed Income Composite”, exceeded the performance of its comparative index, the Bloomberg US Aggregate Bond Index, for one-year, three-year, five-year, seven-year and ten-year periods ended September 30, 2025. The CST Board further noted that the expense ratio of the Target Fund (0.39%) ranked in the third quartile of the Target Fund’s Morningstar comparative category (actively managed ETFs in the Intermediate Core-Plus Bond category) and that the Target Fund’s performance compared to (i) its Morningstar comparative category and (ii) selected peer group funds for the stub period from the Target Fund’s inception on March 13, 2025 through September 30, 2025 each ranked in the bottom quartile. The Trustees also noted that the Target Fund was slightly profitable to the Adviser during the period from its inception on March 13, 2025 through October 31, 2025, and that the Adviser was projected to earn a reasonable profit from the Target Fund for the period from December 1, 2025 to November 30, 2026. Finally, the Trustees noted the Adviser’s representation that as the Target Fund’s asset increase there will be some economies of scale that will lead to lower fund operating expenses.

A copy of the form of the New Agreement is included as Exhibit A  The description of the New Agreement is only a summary and is qualified in its entirety by the full Agreement.

Finally, the CST Board discussed and approved an Interim Advisory Agreement with Sterling Capital for the Target Fund (the “Interim Agreement”), with Practus LLP (“Counsel”) noting that the New Agreement will give the Target Fund additional flexibility to pursue other viable contractual alternatives for the Target Fund in the event that shareholders do not approve the New Agreement as planned. In connection with this approval, Counsel reminded the CST Board that an Interim Agreement under Rule 15a-4 of the Investment Company Act is a temporary investment advisory contract that allows a registered investment company (mutual fund or ETF) to continue operating without interruption when its existing advisory agreement has terminated automatically, most often because of a “change in control” of the adviser that results in the assignment of the existing advisory agreement. The Interim Agreement, which must provide for the same advisory services and fee rate as those provided under the Target Fund’s prior investment advisory agreement, goes into effect immediately upon termination of the prior agreement and has a maximum term of 150 days in order to allow the CST Board and Target Fund shareholders sufficient time to approve a new advisory agreement for the Target Fund. During the period that the Interim Agreement is in place, the Target Fund continues to accrue advisory fees at the same rate previously approved by shareholders. However, all advisory fees earned by Sterling Capital must be deposited into an interest-bearing escrow account maintained by an independent escrow agent, and if the CST Board and shareholders approve the New Agreement, the advisory fees held in escrow, together with interest earned (less escrow expenses), will be released to Sterling Capital. Counsel concluded the discussion of the Interim Agreement by stating that if the Interim Agreement ever went into effect, he would expect that the CST Board would meet with Sterling Capital to discuss a mutually agreeable course of action for the future of the Target Fund.

The Interim Agreement may be terminated on 60 days’ written notice by (i) the Sterling Trust at any time without the payment of any penalty by vote of the CST Board or by vote of a majority of the outstanding voting securities of the Target Fund, or (ii) by Sterling Capital. In addition, the Interim Agreement immediately terminates (i) in the event of its assignment, (ii) upon effectiveness of the New Agreement, or (iii) on the expiration of 150 days after the date of the Closing of the Adviser Transaction, which is the date on which the Interim Agreement will become effective.

The CST Board recommends that Target Fund shareholders vote FOR approval of PROPOSAL 2.

III.	Proposal 3 - Approval of the removal of the Target Fund’s Options Restriction

Shareholders of the Target Fund are being asked to approve the removal of the Target Fund’s fundamental investment restriction that prohibits the Target Fund from engaging in specified type(s) of options and options related transactions (the “Options Restriction”). On October 23, 2025, the Trustees unanimously voted to approve the proposed removal of the Target Fund’s Options Restriction. The Trustees recommend that shareholders approve the removal of the Target Fund’s Options Restriction.

The Target Fund has certain investment policies in its registration statement that may only be changed with shareholder approval. Those restrictions are often referred to as “fundamental” investment restrictions. Currently, the Target Fund has an Options Restriction that restricts the Target Fund’s ability to engage in certain types of options and options-related transactions such as writing or purchasing call options and/or put options.

There is no requirement under the Investment Company Act that a fund adopt a fundamental restriction regarding investing in options or other types of derivatives. If the Target Fund’s shareholders approve the proposal, the Target Fund’s Options Restriction will be removed as a fundamental investment restriction for the Target Fund.

Derivatives are instruments whose value is derived from an underlying contract, index or security, or any combination thereof, including, in addition to options, futures, options, options on futures, swap agreements, including credit default swaps, some mortgage-backed securities and custody receipts. Two examples of options are call options (giving the buyer the right to buy, and obligates the seller of the option to sell, a security at a specified price) and put options (giving the buyer the right to sell, and obligates the seller of the option to buy, a security at a specified price). A spread involves being both the buyer and writer of the same type of option on the same underlying asset but different exercise prices and/or expiration dates. A straddle consists of purchasing or writing both a put and a call on the same underlying asset with the same exercise price and expiration date.

There are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing an options transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. There can be no assurance that a liquid secondary market will exist for any particular option at a particular time; as a result, it may be costly to liquidate options. There is also no assurance that a liquid market will exist for any particular option contract on an exchange.

Sterling Capital recommended that the CST Board approve the removal of the Target Fund’s Options Restriction, subject to shareholder approval. Sterling Capital advised the Board that its intent in seeking to remove the Target Fund’s Options Restriction is to provide the Target Fund with additional investment flexibility to engage in options and options-related transactions to generate income, obtain investment exposures, or hedge against risks consistent with pursuing the Target Fund’s investment objective and strategies. As the use of options and other derivatives transactions has evolved and become more commonplace in the fund industry, Sterling Capital believes that the inability of the Target Fund to engage in options and options-related transactions to the extent permitted under the Investment Company Act could place the Target Fund at a competitive disadvantage compared to other funds that are not subject to similar restrictions. Sterling Capital believes that eliminating the Target Fund’s Options Restriction will provide valuable investment flexibility and enhance its ability to help the Target Fund achieve its investment objective. Accordingly, after careful consideration, the CST Board supports Sterling Capital’s recommendation and recommends that the Target Fund’s shareholders approve the removal of the Target Fund’s Options Restriction.

IV.	Voting Information

A.	General Information

How to Vote

This Proxy Statement/Prospectus is being provided in connection with the solicitation of proxies by the Board to solicit your vote at a special meeting of shareholders of the Target Fund. The Special Meeting will be held at the offices of Ultimus Fund Solutions, the Target Fund’s Administrator located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

You may vote in one of the following ways:

●	in person, by attending the Special Meeting;
●	complete and sign the enclosed proxy card and mail it to us in the prepaid return envelope (if mailed in the United States);
●	call the toll-free number listed on the enclosed proxy card to reach an automated touchtone voting line; or to
●	speak with a live operator; or
●	via the Internet by following the instructions set forth on your proxy card

You may revoke a proxy once it is given. If you desire to revoke a proxy before it is exercised at the Special Meeting, you may do so either by writing to the Secretary of CST at the address noted in the Proxy Statement/Prospectus or in person at the time of the Special Meeting. A prior proxy can also be revoked by voting your proxy at a later date through the toll-free number or the Internet website address listed in the enclosed voting instructions or submitting a later dated proxy card. If not so revoked, the votes will be cast at the Special Meeting, and any postponements or, adjournments thereof. Attendance by a shareholder at the Special Meeting does not, by itself, revoke a proxy.

Quorum

Only shareholders of record on January 22, 2026 (the “Record Date”) are entitled to receive notice of and to vote at the Special Meeting or at any adjournment or postponement thereof. Each share is entitled to one vote on each matter on which it is entitled to vote. The presence in person (or via a virtual meeting, if applicable) or by proxy of shareholders owning a majority of the outstanding shares of the Target Fund that are entitled to vote will be considered a quorum for the transaction of business with respect to the Target Fund. Any lesser number shall be sufficient for adjournments.

Vote Required

Approval of Proposal 1, 2 and 3 will each require the affirmative vote of a majority of the outstanding shares of the Target Fund entitled to vote at the Special Meeting. For this purpose, the term “vote of a majority of the outstanding shares entitled to vote” means the vote of the lesser of (1) 67% or more of the voting securities present at the Special Meeting, if more than 50% of the outstanding voting securities of the Target Fund are present or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Target Fund.

Adjournments

If a quorum of shareholders of the Target Fund is not present at the Special Meeting, or if a quorum is present but sufficient votes to approve the proposal described in this Proxy Statement/Prospectus are not received, the persons named as proxies may, but are under no obligation to, propose one or more adjournments or postponements of the Special Meeting of the Target Fund to permit further solicitation of proxies. Any business that might have been transacted at the Special Meeting with respect to the Target Fund may be transacted at any such adjourned session(s) at which a quorum is present. The Special Meeting with respect to the Target Fund may be adjourned from time to time by a majority of the votes of the Target Fund properly cast upon the question of adjourning the Special Meeting of the Target Fund to another date and time, whether or not a quorum is present, and the Special Meeting of the Target Fund may be held as adjourned without further notice. The persons designated as proxies may use their discretionary authority to vote on questions of adjournment and on any other proposals raised at the Special Meeting to the extent permitted by the SEC’s proxy rules, including proposals for which timely notice was not received, as set forth in the SEC’s proxy rules.

Effect of Abstentions and Broker “Non-Votes”

All proxies voted, including abstentions, will be counted toward establishing a quorum. Assuming the presence of a quorum, abstentions and broker non-votes will have the effect of votes against the proposals. Abstentions will have no effect on the outcome of a vote on adjournment.

B.	Method and Cost of Solicitation

This Proxy Statement/Prospectus is being sent to you in connection with the solicitation of proxies by the CST Board for use at the Special Meeting. The close of business on January 22, 2026 is the Record Date for determining the shareholders of the Target Fund entitled to receive notice of the Special Meeting and to vote, and for determining the number of shares that may be voted with respect to the Special Meeting or any adjournment or postponement thereof. CST expects that the solicitation of proxies will be primarily by mail and telephone. Sterling Capital has retained Broadridge Financial Solutions, Inc. (“Broadridge”) to provide proxy services, at an estimated cost of approximately $94,737. Sterling Capital (or its affiliates) will bear the costs of the Special Meeting, including legal costs, the costs of retaining Broadridge, and other expenses incurred in connection with the solicitation of proxies. Sterling Capital (or its affiliates) will pay these costs regardless of whether the Reorganization is consummated.

C.	Right to Revoke Proxy

Any shareholder giving a proxy may revoke it before it is exercised at the Special Meeting, either by writing to the Secretary of CST, at the address noted in the Proxy Statement/Prospectus or in person at the time of the Special Meeting. A prior proxy can also be revoked by voting your proxy at a later date through the toll-free number or the Internet website address listed in the enclosed voting instructions or submitting a later dated proxy card. If not so revoked, the votes will be cast at the Special Meeting, and any adjournments or postponements thereof. Attendance by a shareholder at the Special Meeting does not, by itself, revoke a proxy.

D.	Voting Securities and Principal Holders

Shareholders of the Target Fund at the close of business on the Record Date will be entitled to be present and vote on the Proposals related to the Target Fund at the Special Meeting. As of the Record Date, there were [ ] shares outstanding and entitled to vote at the Special Meeting (including omnibus accounts representing multiple underlying beneficial owners such as those in the names of brokers).

Any person owning, directly or indirectly, more than 25% of the outstanding shares of the Target Fund is presumed to control the Target Fund. Principal holders are persons who own 5% or more of the outstanding shares of the Target Fund.

To the knowledge of the Target Fund, as of January 22, 2026, the following persons held of record or beneficially 5% or more of the outstanding shares of the Target Fund. Persons holding more than 25% of the outstanding shares of the Target Fund may be deemed to have “control” (as that term is defined in the Investment Company Act) and may be able to affect or determine the outcome of matters presented for a vote of shareholders of such Fund.

Target Fund Name/Address	Number of Shares	Percentage of Total Outstanding Shares

The Acquiring Fund has not commenced operations and therefore does not have any 5% or greater shareholders to report.

E.	Interest of Certain Persons in the Transaction

Sterling Capital may be deemed to have an interest in the Reorganization because it will receive fees from the Acquiring Fund for its services as investment adviser.

V.	Miscellaneous Information

A.	Other Business

The CST Board knows of no other business to be brought before the Special Meeting. If any other matters come before the Special Meeting, the CST Board intends that proxies that do not contain specific restrictions to the contrary will be voted on those matters in accordance with the judgment of the persons named in the enclosed proxy card.

B.	Next Meeting of Shareholders

The Target Fund is not required and does not intend to hold annual or other periodic meetings of shareholders except as required by the Investment Company Act. By observing this policy, the Target Fund seeks to avoid the expenses customarily incurred in the preparation of proxy material and the holding of shareholder meetings, as well as the related expenditure of staff time. The next meeting of the shareholders of the Target Fund will be held at such time as the Board may determine or at such time as may be legally required.

C.	Independent Registered Public Accounting Firm

The Target Fund commenced operations on March 13, 2025 and has a fiscal year end of December 31. The Target Fund does not yet have audited financial statements.

The Acquiring Fund has not yet commenced operations and therefore does not yet have audited financial statements.

D.	Information About the Funds

Information about the Target Fund and the Acquiring Fund is included in such Fund’s Prospectus. The Prospectus of the Target Fund and the Acquiring Fund is incorporated by reference into and is considered a part of this Proxy Statement/Prospectus. Additional information about the Target Fund and the Acquiring Fund is included in such Fund’s SAI. The SAI of the Target Fund and the Acquiring Fund is incorporated by reference into and is considered a part of this Proxy Statement/Prospectus. The SAI relating to this Proxy Statement/Prospectus is also considered part of this Proxy Statement/Prospectus and is incorporated by reference into this Proxy Statement/Prospectus. Information about the Target Fund is also included in the Target Fund’s Form N-CSRS filing for the period ended June 30, 2025.

You may request a free copy of each Fund’s Prospectus and SAI, and the Target Fund’s Form N-CSR (once available) or N-CSRS filings, the SAI relating to this Proxy Statement/Prospectus, and other information by calling (888) 637-7798 or by writing to a Fund at c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, OH 45246. The Target Fund’s Prospectus may also be found at www.sterlingcapital.com/etf.

CST, on behalf of the Target Fund, and the Sterling Trust, on behalf of the Acquiring Fund, file materials, reports and other information with the SEC in accordance with the informational requirements of the Securities Exchange Act of 1934 and the Investment Company Act. These materials can be viewed on the EDGAR database on the SEC’s Internet site at http://www.sec.gov, and may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

EXHIBIT A - FORM OF NEW AGREEMENT FOR TARGET FUND

CAPITOL SERIES TRUST

INVESTMENT ADVISORY AGREEMENT

This AGREEMENT is made effective as of ____________, 2026, by and between Capitol Series Trust (the “Trust”), an Ohio business trust, with its principal office and place of business at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio, 45246, and Sterling Capital Management LLC, a limited liability corporation organized under the laws of the state of North Carolina, with its principal office and place of business at 4350 Congress Street, Suite 1000, Charlotte, North Carolina 28209 (the “Adviser”).

WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, management investment company and may issue shares of beneficial interest (“Shares”), no par value, in separate series;

WHEREAS, the Adviser is registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), as an investment adviser and is engaged in the business of rendering investment advice and investment management services as an independent contractor; and

WHEREAS, the Trust desires that the Adviser perform investment advisory services for each series of the Trust listed in Appendix A hereto (each a “Fund”), and the Adviser is willing to provide those services on the terms and conditions set forth in this Agreement;

NOW THEREFORE, for and in consideration of the mutual covenants and agreements contained herein, the Trust and the Adviser hereby agree as follows:

SECTION 1. APPOINTMENT; DELIVERY OF DOCUMENTS

(a) The Trust hereby employs the Adviser, subject to the direction and control of the Board of Trustees of the Trust (“Board”), to manage the investment and reinvestment of the assets in each Fund and to provide other services as specified herein. The Adviser accepts this employment and agrees to render its services for the compensation set forth herein. The Adviser shall for all purposes herein be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or be an agent of the Trust.

(b) In connection therewith, the Trust shall deliver to the Adviser copies of: (i) the Trust’s Agreement and Declaration of Trust and By-laws (collectively, as currently in effect and as amended from time to time, “Organic Documents”); (ii) the Trust’s current Registration Statement filed with the U.S. Securities and Exchange Commission (“SEC”) pursuant to the Securities Act of 1933, as amended (the “Securities Act”), and the 1940 Act with respect to each Fund (as amended from time to time, the “Registration Statement”); (iii) the Trust’s current Prospectus and Statement of Additional Information of each Fund (collectively, as currently in effect and as amended or supplemented, the “Prospectus”); (iv) any shareholder service plan, distribution plan or similar documents adopted by the Trust with respect to each Fund (collectively, and as may be amended from time to time, the “Plans”); and (v) all written policies and procedures adopted by the Trust with respect to each Fund (e.g., repurchase agreement procedures, Rule 17a-7 Procedures and Rule 17e-1 Procedures, collectively, as currently in effect and as amended for time to time, the “Procedures”). The Trust shall furnish the Adviser with all amendments of or supplements to the foregoing.

The Trust shall also deliver to the Adviser: (vi) a certified copy of the resolution of the Board, including a majority of the Trustees who are not interested persons of the Trust, appointing the Adviser and any subadviser (each a “Subadviser”) and approving this Agreement and any subadvisory agreement relating to a Fund (each, a “Subadvisory Agreement”); (vii) a certified copy of the resolution of each Fund’s shareholder(s), if applicable, appointing the Adviser; (viii) a copy of all proxy statements and related materials relating to each Fund; (ix) a certified copy of the resolution of the Trust electing officers of the Trust; and (x) any other documents, materials or information that the Adviser shall reasonably request to enable it to perform its duties pursuant to this Agreement.

(c) The Adviser has delivered to the Trust a copy of its: (i) Form ADV as most recently filed with the SEC, (ii) code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act (the “Code”) and (iii) compliance manual adopted and implemented pursuant to Rule 206(4)-7 under the Advisers Act (the “Compliance Manual”). The Trust acknowledges receipt of the Adviser’s Form ADV, Code, and Compliance Manual.

The Adviser shall promptly furnish the Trust with all amendments of or supplements to the foregoing.

SECTION 2. DUTIES OF THE TRUST

In order for the Adviser to perform the services required by this Agreement, the Trust: (i) shall cause all service providers to the Trust to furnish information to the Adviser and to assist the Adviser as may be reasonably requested by the Adviser; and (ii) shall ensure that the Adviser has reasonable access to all records and documents maintained by the Trust or any service provider to the Trust.

SECTION 3. DUTIES OF THE ADVISER

Subject to the delegation of any of the following duties to one or more persons as permitted by Section 11 of this Agreement, the Adviser, at its own expense, shall render the following services to the Trust:

(a) The Adviser shall assume all investment duties and have full discretionary power and authority with respect to the investment of the assets of each Fund. Without limiting the generality of the foregoing, the Adviser shall, with respect to the assets of each Fund: (i) obtain and evaluate such information and advice relating to the economy, securities markets, and securities and other investments as it deems necessary or useful to discharge its duties hereunder; (ii) continuously invest Fund assets in a manner reasonably consistent with the directions and policies set from time to time by the Board and any amendments thereto (“Board Policies”), the Organic Documents, the Prospectus, the Procedures (the Board Policies, the Organic Documents, the Prospectus, and the Procedures, collectively, the “Governing Documents”), and any other written guidelines or restrictions agreed to in writing by the Trust and the Adviser with respect to a Fund that are not inconsistent with the Governing Documents (the “Adviser Guidelines”), each as promptly provided to the Adviser by the Trust; (iii) determine the securities and other investments to be purchased, sold or otherwise disposed of and the timing of such purchases, sales and dispositions; (iv) vote all proxies for securities owned by a Fund and exercise all other voting rights with respect to such securities in accordance with the proxy voting policies and procedures approved by the Board; (vi) promptly issue settlement instructions to custodians designated by the Trust on behalf of each Fund; (vii) evaluate the credit worthiness of securities dealers, banks and other entities with which the Trust, on behalf of each Fund, may engage in repurchase agreements and monitor the status of such agreements; and (viii) take such further action, including, the placing of purchase and sale orders, selecting broker-dealers to execute such orders on behalf of each Fund, negotiating commission rates to be paid to broker-dealers, opening and maintaining trading accounts in the name of each Fund, and executing for each Fund, as its agent and attorney-in-fact, standard institutional customer agreements with broker-dealers, each as the Adviser shall deem necessary or appropriate, in its sole discretion, to carry out its duties under this Agreement.

(b) In effecting transactions on behalf of each Fund, the Adviser’s primary consideration shall be to seek best execution. In selecting broker-dealers to execute transactions, the Adviser may take the following, among other things, into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and the difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of each Fund on a continuing basis. The execution price of a transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the execution services offered.

Consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”) and applicable regulations and interpretations, the Adviser may allocate brokerage on behalf of each Fund to a broker-dealer who provide research services. Subject to compliance with Section 28(e), the Adviser may cause each Fund to pay to a broker-dealer who provides research services a commission that exceeds the commission each Fund might have paid to a different broker-dealer for the same transaction if the Adviser determines, in good faith, that such amount of commission is reasonable in relationship to the value of such brokerage or research services provided viewed in terms of that particular transaction or the Adviser’s overall responsibilities to each Fund or its other advisory clients.

The Adviser may aggregate sales and purchase orders of the assets of each Fund with similar orders being made simultaneously for other accounts advised by the Adviser or its affiliates. Whenever the Adviser simultaneously places orders to purchase or sell the same asset on behalf of a Fund and one or more other accounts advised by the Adviser, the orders shall be allocated as to price and amount among all such accounts in a manner believed to be equitable and consistent with its fiduciary obligations to the Fund and such other accounts in accordance with the Adviser’s policies.

(c) The Adviser shall report to the Board at each meeting thereof as requested by the Board all material changes in each Fund since the prior report, and shall also keep the Board informed of important developments affecting each Fund and the Adviser, on its own initiative, or as requested by the Board, shall furnish the Board from time to time with such information as the Adviser may believe appropriate for this purpose, whether concerning the individual investments comprising each Fund’s portfolio, the performance of each Fund’s portfolio or otherwise. The Adviser shall also furnish the Board with such statistical and analytical information with respect to investments of each Fund as the Adviser may believe appropriate or as the Board reasonably may request. In providing investment advisory services pursuant to this Agreement, the Adviser shall comply with: (i) the Board Policies, the Organic Documents, each Fund’s objective, investment policies, and investment restrictions as set forth in the Prospectus, the Adviser Guidelines, and the Procedures, each as promptly provided to the Adviser by the Trust; (ii) the 1940 Act; (iii) the Advisers Act; (iv) the Securities Act; (v) the 1934 Act; (vi) the Internal Revenue Code of 1986, as amended; and (vii) other applicable laws.

(d) The Adviser shall from time to time employ or associate with such persons as the Adviser believes to be particularly fitted to assist in the execution of the Adviser’s duties hereunder, the cost of performance of such duties to be borne and paid by the Adviser. No obligation may be incurred on the Trust’s behalf in any such respect.

(e) The Adviser shall report to the Board all matters related to the Adviser that are material to the Adviser’s performance of this Agreement. The Adviser shall notify the Trust as soon as reasonably practicable, and where possible, in advance of any change of control of the Adviser and any changes in the key personnel who are either the portfolio manager(s) of a Fund or senior management of the Adviser.

(f) The Adviser shall maintain the Compliance Manual that includes policies and procedures relating to the services it provides to the Trust that are reasonable designed to prevent violations of the federal securities laws as defined in Rule 38a-1 under the 1940 Act (“Federal Securities Laws”) as they relate to each Fund, and shall employ personnel to administer the policies and procedures who have the requisite level of skill and competence required to effectively discharge its responsibilities.

(g) The Adviser shall provide the Trust’s chief compliance officer (the “Trust CCO”), upon reasonable request, with direct access to the Adviser’s chief compliance officer and, upon reasonable request, shall provide the Trust CCO, at its own expense, with information the Trust CCO reasonably believes is required to administer the Trust’s compliance program implemented pursuant to Rule 38a-1 under the 1940 Act including, without limitation: (i) periodic reports/certifications regarding the Adviser’s compliance with the Federal Securities Laws and the Adviser’s compliance program as set forth in the Compliance Manual; (ii) special reports in the event of any Material Compliance Matter (as defined in Rule 38a-1 under the 1940 Act); and (iii) periodic reports regarding the Adviser’s compliance with Federal Securities Laws and its compliance program as set forth in the Compliance Manual. Upon the written request of the Trust, the Adviser shall also permit the Trust or its representatives to examine the reports required to be made to the Adviser under the Code.

(h) The Adviser shall maintain records relating to its duties hereunder (including portfolio transactions and placing and allocation of brokerage orders) as are required to be maintained by the Trust under the 1940 Act. The Adviser shall prepare and maintain, or cause to be prepared and maintained, in such form, for such periods and in such locations as may be required by applicable law, all documents and records relating to the services provided by the Adviser pursuant to this Agreement required to be prepared and maintained by the Adviser or the Trust pursuant to applicable law. To the extent required by applicable law, the books and records pertaining to the Trust which are in possession of the Adviser shall be the property of the Trust (the “Trust Records”). The Trust, or its representatives, shall have access to such books and records at all times during the Adviser’s normal business hours. Upon the reasonable request of the Trust, copies of any such books and records shall be provided promptly by the Adviser to the Trust or its representatives.

(i) The Adviser shall cooperate with each Fund’s independent public accountants and shall take reasonable action to make all necessary information available to those accountants for the performance of the accountants’ duties.

(j) The Adviser shall provide the Trust and each Fund’s custodian and fund accountant on each business day with such information relating to each Fund’s transactions and each Fund’s assets and liabilities as the Trust or each Fund’s custodian and fund accountant may reasonably require, including but not limited to information required to be provided under the Trust’s Valuation and NAV Error Correction Procedures, provided, however, the Adviser shall not be deemed to be the pricing agent for any Fund.

(k) Except as permitted by the Procedures, the Adviser shall not disclose and shall treat confidentially all information specifically relating to each Fund’s investments including, without limitation, the identification and market value or other pricing information of any and all portfolio securities or other investments held by each Fund, and any and all trades effected for each Fund (including past, pending and proposed trades). The foregoing shall not in any way restrict the Adviser’s ability to disclose information relating to any Fund assets to the extent that such assets are held in other accounts managed or advised by the Adviser.

(l) The Adviser shall, consistent with the Procedures: (i) cooperate with and provide reasonable assistance to each Fund’s administrator, custodian, fund accountant transfer agent and pricing agents and all other agents and representatives of each Fund; (ii) provide such persons with Fund data as they may reasonably deem necessary to the performance of their obligations to each Fund; and (iii) maintain any appropriate interfaces with each so as to promote the efficient exchange of information.

SECTION 4. COMPENSATION

(a) In consideration of the foregoing, the Trust shall pay the Adviser, with respect to each Fund, a fee at an annual rate as listed in Appendix A hereto. Such fees shall be accrued by the Trust daily and shall be payable monthly in arrears on the first business day of each calendar month for services performed hereunder during the prior calendar month. If fees begin to accrue in the middle of a month or if this Agreement terminates before the end of any month, all fees for the period from that date to the end of that month or from the beginning of that month to the date of termination, as the case may be, shall be prorated according to the proportion that the period bears to the full month in which the effectiveness or termination occurs. Upon the termination of this Agreement with respect to a Fund, the Trust shall pay to the Adviser such compensation as shall be payable prior to the effective date of termination.

(b) The fee payable to the Adviser under this Agreement may be reduced to the extent of any receivable owed by the Adviser to the Trust (provided that such obligation is not subject to a good faith dispute) or as required under any operating expense limitation agreement applicable to a Fund.

(c) No fee shall be payable hereunder with respect to that portion of a Fund’s assets which are invested in any other account or investment company for which the Adviser serves as investment adviser or subadviser and for which the Adviser already receives an advisory fee.

SECTION 5. EXPENSES

(a) The Adviser shall pay its own expenses in connection with rendering the services to be provided by it pursuant to this Agreement. In addition, the Adviser shall be responsible for: (i) each Fund’s organizational expenses (unless reimbursement from the Trust is requested pursuant to Section 4(b) of this Agreement); (ii) the costs of any special Board meetings or shareholder meetings convened for the primary benefit of, and specifically requested by, the Adviser (unless such cost is otherwise allocated by the Board); (iii) any costs of liquidating or reorganizing a Fund if the liquidation or reorganization is made at the request of the Adviser (unless such cost is otherwise allocated by the Board); (iv) amendments to the Registration Statement (other than amendments implemented in connection with the annual Registration Statement update) or supplements to the Prospectus as specifically requested by the Adviser (collectively, “Updates”) (unless such cost is otherwise allocated by the Board); and (v) the dissemination of such Updates (unless such cost is otherwise allocated by the Board).

(b) The Trust shall be responsible for and assumes the obligation for payment of all Trust expenses not waived, assumed or agreed to be paid by the Adviser,1 including but not limited to: (i) the fee payable under this Agreement; (ii) the fees payable to the administrator under an agreement between the administrator and the Trust; (iii) expenses of issuance, transfer, repurchase and redemption of Shares; (iv) interest charges, taxes, brokerage fees and commissions, dividends on short sales, and other fees and expenses incurred in connection with borrowings or the acquisition, holding, and disposition of securities and other investments; (v) premiums of insurance for the Trust, its Trustees and officers, and fidelity bond premiums; (vi) fees and expenses of third parties, including the Trust’s independent public accountant(s), custodian, transfer agent, dividend disbursing agent and fund accountant; (vii) fees of pricing, interest, dividend, credit and other reporting services; (viii) costs of membership in trade associations; (ix) telecommunications expenses; (x) funds’ transmission expenses; (xi) auditing, legal and compliance expenses; (xii) costs of maintaining the Trust’s existence; (xiii) costs of preparing, filing and printing the Trust’s prospectuses, subscription application forms and shareholder reports, advertising materials, and other communications and delivering them to potential or existing record and beneficial shareholders; (xiv) expenses of meetings of shareholders and proxy solicitations therefor; (xv) costs of maintaining books of original entry for portfolio and fund accounting and other required books and accounts, of calculating the net asset value of Shares and of preparing tax returns; (xvi) costs of reproduction, stationery, supplies and postage; (xvii) fees and expenses of the Trust’s Trustees and officers (xviii) costs of Board, Board committee and other corporate meetings; (xix) SEC registration fees and related expenses; (xx) state, territory or foreign securities laws registration fees and related expenses; (xxi) all fees and expenses paid by the Trust in accordance with any Plan; and (xxii) all other costs of its operations including any extraordinary and non-reoccurring expenses including litigation, proceedings, claims and indemnification obligations to its directors, officers, and service providers, except as herein otherwise prescribed.

[1]	The fees and expenses that the Adviser has waived, assumed or agreed to pay include those set forth in Appendix A to this Agreement.

(c) To the extent that the Adviser pays fees with respect to a Fund, in addition to any distribution or servicing fees paid by the Fund, to a third party, including without limitation banks, broker-dealers, financial advisors, or pension administrators, for sub-administration, sub-transfer agency or any other servicing or distribution services, the Adviser shall report such payments (and to which third parties) regularly to the Trust.

SECTION 6. STANDARD OF CARE

(a) The Adviser shall be responsible for the accuracy and completeness (and shall be liable for any material lack thereof) of any information with respect to the Adviser, its personnel, or a Fund’s strategies contained in the Trust’s offering materials (including the Registration Statement, the Prospectus and advertising and sales materials) or proxy materials if such disclosure has been reviewed and approved by the Adviser.

(b) The Trust shall expect of the Adviser, and the Adviser shall give the Trust the benefit of, the Adviser’s best judgment and reasonable efforts in rendering the services to the Trust contemplated under this Agreement. In performing its duties under this Agreement, the Adviser shall act at all times in the best interests of the Trust and each Fund. The Adviser shall not be liable hereunder to the Trust, any Fund or any Fund shareholders for any mistake of judgment or mistake of law, for any loss arising out of any investment, or for any act or omission taken or in any event whatsoever in the absence of: (i) bad faith, willful misfeasance or negligence in the performance of the Adviser’s duties or obligations under this Agreement or (ii) the Adviser’s reckless disregard of its duties and obligations under this Agreement. The Adviser acknowledges that federal and state securities laws impose liabilities under certain circumstances on persons who act in good faith and, therefore, nothing herein shall in any way constitute a waiver or limitation of any rights which the Trust, a Fund or a Fund’s shareholders may have under applicable federal or state securities laws.

(c) The Adviser shall not be liable for the errors of other service providers to the Trust, including the errors of pricing services, the administrator, the fund accountant, the custodian or the transfer agent to the Trust unless such errors arise from the Adviser’s providing false or misleading information to such service providers. The Adviser shall not be liable to the Trust, a Fund or any of the Fund’s shareholders for any action taken or failure to act in good faith reliance upon: (i) information, instructions or requests, whether oral or written, with respect to the Fund made to the Adviser by a duly authorized officer of the Trust (other than a duly authorized Trust officer that is also a member of, affiliated with or interested person of the Adviser, its affiliates, or successors thereto (each an “Advisory Representative”); (ii) the advice of counsel to the Trust; and (iii) any written instruction or certified copy of any resolution of the Board or any agent of the Board.

(d) The Adviser shall not be responsible or liable for any failure or delay in performance of its obligations under this Agreement arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control including, without limitation, acts of civil or military authority, national emergencies, labor difficulties (other than those related to the Adviser’s employees), fire, mechanical breakdowns, flood or catastrophe, acts of God, insurrection, war, riots or failure of the mails, transportation, communication or power supply.

SECTION 7. INDEMNIFICATION

(a) The Adviser shall indemnify the Trust, each Fund and the Trust’s officers, directors, employees, affiliates and agents (each, a “Trust Indemnitee”) for, and shall defend and hold each Trust Indemnitee harmless from, all losses, costs, damages and expenses (including reasonable legal fees) (collectively, the “Losses”) incurred by the Trust Indemnitee and arising from or in connection with the performance of this Agreement or a Subadvisory Agreement and resulting from the Adviser’s bad faith, willful misfeasance, or negligence in the performance of its duties under this Agreement or a Subadvisory Agreement, the Adviser’s reckless disregard of its duties or obligations under this Agreement or a Subadvisory Agreement, or the breach of its fiduciary duty to the Trust under federal securities laws or state laws; provided, however, no such indemnification shall be required to the extent that the Losses result from the Trust’s bad faith, willful misfeasance, or negligence in the performance of its duties under this Agreement or the Trust’s reckless disregard of its duties or obligations under this Agreement.

(b) The Trust shall indemnify the Adviser, its officers, directors, employees, affiliates and agents (each, an “Adviser Indemnitee”) for, and shall defend and hold each Adviser Indemnitee harmless from all Losses incurred by the Adviser Indemnitee and arising from or in connection with the performance of its duties under this Agreement; provided, however, no such indemnification shall be required to the extent that the Losses result from the Adviser’s bad faith, willful misfeasance, or negligence in the performance of its duties under this Agreement or a Subadvisory Agreement, the Adviser’s reckless disregard of its duties or obligations under this Agreement or a Subadvisory Agreement, or the Adviser’s breach of its fiduciary duty under federal securities laws and state law.

(c) Upon the assertion of a claim for which a party may be required to indemnify an Trust Indemnitee or an Adviser Indemnity (each, an “Indemnitee”), the Indemnitee must promptly notify the indemnifying party of such assertion, and shall keep the indemnifying party advised with respect to all developments concerning such claim. The indemnifying party shall have the option to participate with the Indemnitee in the defense of such claim or to defend against said claim in its own name or in the name of the Indemnitee. The Indemnitee shall in no case confess any claim or make any compromise in any case in which the indemnifying party may be required to indemnify it except with the indemnifying party’s prior written consent, which shall not be unreasonably withheld, conditioned or delayed; notwithstanding Sections 7(a) and 7(b) hereof, in the event the Indemnitee has not secured such consent from the indemnifying party, the indemnifying party shall have no obligation to indemnify the Indemnitee.

SECTION 8. EFFECTIVENESS, DURATION AND TERMINATION

(a) This Agreement shall become effective with respect to a Fund as of the date first written above after approval: (i) by a vote of the majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of such party (other than as Trustees of the Trust) cast in person at a meeting called for the purpose of voting on the Agreement, and (ii) if required by the 1940 Act or applicable staff interpretations thereof, by vote of a majority of the Fund’s outstanding voting securities.

(b) This Agreement shall remain in effect with respect to a Fund for a period of two years from the effective date of this Agreement and shall continue in effect with respect to that Fund for successive annual periods thereafter; provided, however, that such continuance is specifically approved at least annually: (i) by the Board or by the vote of a majority of the outstanding voting securities of the Fund, and, in either case; (ii) by a majority of the Trust’s Trustees who are not parties to this Agreement or interested persons of any such party (other than as Trustees of the Trust) by votes cast in person at a meeting called for the purpose of voting on such approval; provided, however, that if the continuation of this Agreement as to a Fund is not approved, the Adviser may continue to render to that Fund the services described herein in the manner and to the extent permitted by applicable law.

(c) This Agreement may be terminated immediately by the Trust with respect to a Fund if the Board, in its reasonable discretion and having due regard to the protection of investors and to the effectuation of the policies declared in section 1(b) of the 1940 Act, find that the services being rendered by the Adviser under this Agreement fail in a material way to provide responsible management to the Fund as reasonably expected by an investment adviser, as defined in the Advisers Act; provided that the Adviser shall have the opportunity, within ten (10) days of receipt of a written notice describing any such failure and the reasons therefor in reasonable detail, to cure the failure that is the subject of such notice.

(d) This Agreement may also be terminated with respect to a Fund at any time, without the payment of any penalty: (i) by the Board or by a vote of a majority of the outstanding voting securities of the Fund on 60 days’ written notice to the Adviser; or (ii) by the Adviser on 60 days’ written notice to the Trust. This Agreement shall terminate immediately upon its assignment.

SECTION 9. ACTIVITIES OF THE ADVISER

Except to the extent necessary to perform its obligations hereunder, nothing herein shall be deemed to limit or restrict the Adviser’s right, or the right of any of the Adviser’s directors, officers or employees to engage in any other business or to devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other person.

SECTION 10. REPRESENTATIONS OF ADVISER

The Adviser represents and warrants that it: (i) is registered as an investment adviser under the Advisers Act (and shall continue to be so registered for so long as this Agreement remains in effect); (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement; (iii) has met, and shall seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement; (iv) shall promptly notify the Trust of the occurrence of any event that would disqualify the Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise; (v) shall promptly notify the Trust if the Adviser is the subject of an administrative proceeding or enforcement action by the SEC or other regulatory authority; (vi) shall promptly notify the Trust of any material fact known to the Adviser regarding or relating to the Adviser that would make any written information provided to the Trust materially inaccurate or incomplete or if any written information becomes untrue in any material respect; (vii) shall promptly notify the Trust if the Adviser suffers a material adverse change in its business that would materially impair its ability to perform its duties under the Agreement; (viii) has adopted and implemented (and shall continue to maintain and implement for so long as this Agreement remains in effect) a Code that complies with the requirements of Rule 17j-1 under the 1940 Act; and (ix) has adopted and implemented (and shall continue to maintain and implement for so long as this Agreement remains in effect) a Compliance Manual that is reasonably designed to prevent violations of Federal Securities Laws by the Adviser, its employees, officers, and agents. For purposes of this paragraph, a “material adverse change” shall include, but shall not be limited to, a material loss of assets or accounts under management or the departure (or threatened departure) of senior investment professionals to the extent such professionals are not replaced promptly with professions of comparable experience and quality.

SECTION 11. SUBADVISERS

(a) At its own expense, the Adviser may carry out any of its obligations under this Agreement by employing, subject to the approval, direction and control of the Board, one or more Subadvisers who are registered as investment advisers pursuant to the Advisers Act. The Adviser shall: (i) evaluate, select and recommend Subadvisers to manage all or a portion of a Fund’s assets; (ii) allocate and, when appropriate, reallocate a Fund’s assets among multiple Subadvisers; (iii) terminate any Subadviser; (iv) monitor and evaluate each Subadviser’s performance; and (v) implement procedures reasonable designed to help ensure that Subadvisers, in providing services to a Fund, comply with the Fund’s investment objective, investment policies, and investment restrictions documented in the Board Policies, the Organic Documents, the Prospectus, the Adviser Guidelines, and the Procedures, each as provided to the Adviser by the Trust; the 1940 Act; the Advisers Act, the Securities Act; the 1934 Act; the Internal Revenue Code of 1986, as amended; and other applicable laws. Despite the Advisor’s ability to employ Subadvisers to perform the duties set forth in Section 3 of this Agreement, the Adviser shall retain overall supervisory responsibility for the general management and investment of a Fund’s assets.

The Adviser shall be liable under this Agreement: (i) for its failure to exercise good faith in the employment of a Subadviser; (ii) for its failure to exercise appropriate supervision of a Subadviser; and (iii) as may be otherwise agreed by the Trust and the Adviser in writing.

(b) Subject to the review and approval of the Board, the Adviser may (i) enter into and amend Subadvisory Agreements with new or current Subadvisers; and (ii) replace any Subadviser.

(c) Each Subadviser’s employment shall be evidenced by a separate written agreement approved by the Board and, to the extent required by law or regulation, by the shareholders of each applicable Fund.

SECTION 12. LIMITATION OF SHAREHOLDER AND TRUSTEE LIABILITY

The Trust’s Trustees and each Fund’s shareholders shall not be personally liable for any obligations of the Trust or a Fund under this Agreement, and the Adviser agrees that, in asserting any rights or claims under this Agreement, it shall look only to the assets and property of the Fund to which the Adviser’s rights or claims relate in settlement of such rights or claims, and not to the Trust’s Trustees or that Fund’s shareholders.

SECTION 13. RIGHTS TO NAME

(a) If the Adviser ceases to act as investment adviser to any Fund whose name includes the term “Sterling Capital” or “Guardian Capital” (the “Mark”) or, if the Adviser requests in writing, the Trust shall take prompt action to change the name of any Fund to a name that does not include the Mark. The Adviser may from time to time make available, without charge, for use by a Fund other marks or symbols owned by the Adviser, including marks or symbols containing the Mark or any variation thereof, as the Adviser deems appropriate (“Other Marks”). Upon the Adviser’s written request, the Trust shall cease to use any Mark or Other Marks. The Trust acknowledges that any rights in the Mark and Other Marks which may exist on the date of this Agreement or arise hereafter are, and under any and all circumstances shall continue to be, the sole property of the Adviser. The Adviser may permit other parties, including other investment companies, to use the Marks and Other Marks without the consent of the Trust. The Trust shall not use the Mark or Other Marks in conducting any business other than that of an investment company registered under the 1940 Act without the consent of the Adviser.

(b) The Adviser shall not use the name of the Trust or a Fund on any checks, bank drafts, bank statements or forms for other than internal use in a manner not approved by the Trust prior thereto in writing; provided however, that the approval of the Trust shall not be required for the use of the Trust’s or a Fund’s name which merely refers in accurate and factual terms to the Trust or a Fund in connection with Adviser’s role hereunder or which is required by any appropriate regulatory, governmental or judicial authority; and further provided that in no event shall such approval be unreasonably withheld or delayed.

SECTION 14: AFFILIATIONS OF PARTIES

Subject to and in accordance with the Organic Documents, the organizational documents of the Adviser, and the 1940 Act, the Trustees, officers, agents or shareholders of a Fund are or may be Advisory Representatives of the Adviser as directors, officers, shareholders, agents, or otherwise and Advisory Representatives are or may be interested persons of the Trust as Trustees, officers, agents, shareholders, or otherwise. The Adviser and its affiliates may be interested persons of the Trust. Such relationships shall be governed by the aforementioned governing instruments.

SECTION 15. CONFIDENTIALITY

(a) “Confidential Information” includes Trust Records and all tangible and intangible information and materials being disclosed in connection with this Agreement by one of the parties to this Agreement (“Disclosing Party”) to another party to this Agreement (“Receiving Party”), in any form or medium (and without regard to whether the information is owned by a party to this Agreement (each, a “Party”) or by a third party), that satisfy at least one of the following criteria:

(i) information related to a Disclosing Party’s, its respective affiliates’ or its third party licensors’ or vendors’ trade secrets, customers, business plans, procedures, strategies, forecasts or forecast assumptions, operations, methods of doing business, records, finances, assets, technology, software, systems data or other proprietary or confidential business or technical information;

(ii) information designated as confidential in writing by the Disclosing Party or information that the Receiving Party should reasonably know to be information that is of a confidential or proprietary nature; or

(iii) any information derived from, or developed by reference to or use of, any information described in the preceding clauses (i) and (ii);

provided, however, that, notwithstanding the foregoing, the following shall not be considered Confidential Information: (iv) information that is disclosed to the Receiving Party without any obligation of confidentiality by a third person who has a right to make such disclosure; (v) information that is or becomes publicly known without violation of this Agreement by the Receiving Party; or (vi) information that is independently developed by the Receiving Party or its employees or affiliates without reference to the Disclosing Party’s information.

(b) Except as expressly provided otherwise herein, each Party shall, during the term of this Agreement: (i) use a level of care no less rigorous than that taken to protect its own Confidential Information of a similar nature (but in no event less than a reasonable level of care) to keep confidential, and to prevent any unauthorized disclosure of, any Confidential Information of the other Party, (ii) use such Confidential Information only in connection with this Agreement, (iii) not make any commercial use of such Confidential Information for the benefit of itself or any third party beyond the scope of this Agreement, and (iv) except where required by law, order, or demand of any governmental or regulatory authority, or as required or permitted by this Agreement, not make any such Confidential Information, or parts thereof, available to any third party. If any Party receives a request or demand from a third party to inspect any documents or other hard or electronic materials containing Confidential Information, the Party receiving such a request or demand shall endeavor to notify the applicable Party and to secure instructions to produce the requested Confidential Information from that Party or an authorized person of that Party.

(c) Each Party shall only reproduce another Party’s Confidential Information to a third party to the extent necessary to permit it to meet its obligations under this Agreement, and shall notify the other party promptly if the other Party’s Confidential Information is disclosed in violation of the provisions of this Agreement or is otherwise lost or unaccounted for. Each party shall have the right to disclose another Party’s Confidential Information to its employees, officers, directors, advisers, attorneys, consultants, vendors, affiliates, and third party service providers (the “Representatives”) who have an obligation to keep such Confidential Information confidential in accordance with the terms of this Agreement or substantially similar terms. Each Party shall be liable for a breach of confidentiality by its Representatives.

(d) The Trust consents to the disclosure by the Adviser to third parties of its investment results from management of a Fund’s assets: (i) as part of composite investment results; or (ii) otherwise, if approved in advanced by the Trust, which such approval shall not be unreasonably withheld. Each Party consents to the disclosure to third parties of its relationship with the other Party, including the value of Trust assets, collectively, managed by the Adviser from time to time.

SECTION 16. CERTIFICATIONS; DISCLOSURE CONTROLS AND PROCEDURES

The Adviser acknowledges that, in compliance with the Sarbanes-Oxley Act of 2002 (“SOX”), and the implementing regulations thereunder, the Trust is required to make certain certifications and has adopted disclosure controls and procedures (“DCP”). To the extent reasonably requested by the Trust, the Adviser agrees to use its commercially reasonable efforts to assist the Trust in complying with SOX and implementing the DCP. The Adviser agrees to inform the Trust of any material developments relating to the services it provided under this Agreement that the Adviser reasonably believes is relevant to the Trust’s certification obligations under SOX.

SECTION 17. MISCELLANEOUS

(a) No provisions of this Agreement may be amended or modified in any manner except by a written agreement properly authorized and executed by both Parties hereto and, if required by the 1940 Act, by a vote of a majority of the outstanding voting securities of each Fund.

(b) Neither party to this Agreement shall be liable to the other Party for consequential damages under any provision of this Agreement.

(c) This Agreement shall be governed by, and the provisions of this Agreement shall be construed and interpreted under and in accordance with, the laws of the State of Ohio; provided, however, that applicable federal law shall apply if such law preempts relevant state law.

(d) This Agreement constitutes the entire agreement between the Parties hereto and supersedes any prior agreement between those Parties with respect to the subject matter hereof, whether oral or written.

(e) This Agreement may be executed by the Parties hereto on any number of counterparts, each of which may be executed electronically, and all of the counterparts taken together shall be deemed to constitute one and the same instrument.

(f) If any part, term or provision of this Agreement is held to be illegal, in conflict with any law or otherwise invalid, the remaining portion or portions shall be considered severable and not be affected, and the rights and obligations of the Parties shall be construed and enforced as if the Agreement did not contain the particular part, term or provision held to be illegal or invalid.

(g) Section headings in this Agreement are included for convenience only and are not to be used to construe or interpret this Agreement.

(h) Notices, requests, instructions and communications received by the Parties at their respective principal places of business, as indicated above, or at such other address as a Party may have designated in writing, shall be deemed to have been properly given.

(i) The terms “vote of a majority of the outstanding voting securities”, “interested person”, “affiliated person,” “control” and “assignment” shall have the meanings ascribed thereto in the 1940 Act. Where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is altered by a rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

(j) Each of the undersigned warrants and represents that they have full power and authority to sign this Agreement on behalf of the Party indicated and that their signature shall bind the Party indicated to the terms hereof and each Party hereto warrants and represents that this Agreement, when executed and delivered, shall constitute a legal, valid and binding obligation of the Party, enforceable against the party in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting the rights and remedies of creditors and secured parties.

(k) The provisions of Sections 3(g)-(i), 3(k), 6, 7, the second paragraph of 11(a), 12-13, 15, 16, and 17 shall survive any termination of this Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed all as of the day and year first above written.

CAPITOL SERIES TRUST on behalf of its
Series listed in Appendix A

By:
	Name:	Matthew J. Miller
	Title:	President

STERLING CAPITAL MANAGEMENT LLC

By:

Name:

Title:

CAPITOL SERIES TRUST

INVESTMENT ADVISORY AGREEMENT

Appendix A

As consideration for the Adviser’s services to each Fund listed below, the Adviser will receive a fee at the rate set forth next to each Fund’s name. The Adviser will pay all of the expenses of each Fund listed below except for the management fee payable under this Agreement, expenses incurred pursuant to the Fund’s 12b-1 Distribution Plan (if any), costs of borrowing (such as interest charges and dividend expenses on securities sold short), taxes or governmental fees, acquired fund fees and expenses (if any), brokerage commissions and other expenses of executing portfolio transactions, costs of holding shareholder meetings, including proxy costs, fees and expenses associated with the Fund’s securities lending program, if any, and litigation and potential litigation expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business.

Fund	Fee as a % of the Annual Average Daily Net Assets of the Fund
Sterling Capital Enhanced Core Bond ETF	0.39%

EXHIBIT B - FORM OF AGREEMENT AND PLAN OF REORGANIZATION

AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this [] day of [], 2026, by and between Sterling Capital Funds, a Massachusetts business trust (the “Sterling Funds” or “Acquiring Trust”), with its principal place of business at 434 Fayetteville St., Suite 500, Raleigh, NC 27601, with respect to its Sterling Capital Enhanced Core Bond ETF (the “Acquiring Fund”) and Capitol Series Trust (the “Capitol Trust”), an Ohio business trust, with its principal place of business at 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246, with respect to its Sterling Capital Enhanced Core Bond ETF (the “Selling Fund”).

The reorganization will consist of (i) the sale, assignment, conveyance, transfer and delivery of all of the property and assets of the Selling Fund to the Acquiring Fund in exchange solely for: (a) shares of beneficial interest, without par value per share, of the Acquiring Fund (“Acquiring Fund Shares”); and (b) the assumption by the Acquiring Fund of all of the liabilities of the Selling Fund; and (ii) the subsequent distribution, of the Acquiring Fund Shares to the shareholders of the Selling Fund, and on a pro rata basis as set forth in paragraph 1.4 below, in complete redemption of the shares of beneficial interest (which are all of the shares of beneficial interest) of the Selling Fund (the “Selling Fund Shares”) and the liquidation of the Selling Fund as provided herein (the “Reorganization” and, together with the transactions described in clauses (i) and (ii) of this sentence, the “Merger”), all upon the terms and conditions hereinafter set forth in this Agreement.

WHEREAS, it is intended that, for United States federal income tax purposes (i) the transaction contemplated by this Agreement constitute a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and (ii) this Agreement constitute a plan of reorganization within the meaning of Section 368 of the Code and Treasury Regulations Section 1.368-2(g);

WHEREAS, the Selling Fund and the Acquiring Fund are each a separate investment series of an open-end investment company of the management type registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and the Selling Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, the Acquiring Fund has been organized in order to continue the business and operations of the Selling Fund;

WHEREAS, the Selling Fund and the Acquiring Fund are authorized to issue their shares of beneficial interest;

WHEREAS, the Acquiring Fund currently has no assets or liabilities and has carried on no business activities prior to the date first shown above. Prior to the Closing Date, the Acquiring Fund shall have no liabilities and its only assets, if any, shall be a de minimis amount of assets to facilitate its organization;

WHEREAS, the Trustees of the Sterling Funds, including a majority of Trustees who are not interested persons of the Sterling Funds, have determined, with respect to the Acquiring Fund, that the sale, assignment, conveyance, transfer and delivery of all of the property and assets of the Selling Fund for Acquiring Fund Shares and the assumption of all liabilities of the Selling Fund by the Acquiring Fund (except as set forth below) is in the best interests of the Acquiring Fund and its shareholders and that the interests of the existing shareholders of the Acquiring Fund will not be diluted as a result of this transaction;

WHEREAS, the Trustees of the Capitol Trust, including a majority of Trustees who are not interested persons of the Capitol Trust, have determined that the Merger is in the best interests of the Selling Fund and that the interests of the existing shareholders of the Selling Fund will not be diluted as a result of the Merger;

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

ARTICLE I

TRANSFER OF ASSETS BY THE CAPITOL TRUST ON BEHALF OF THE SELLING FUND IN EXCHANGE FOR THE ACQUIRING FUND SHARES AND ASSUMPTION BY THE STERLING FUNDS ON BEHALF OF THE ACQUIRING FUND OF SELLING LIABILITIES AND LIQUIDATION OF THE SELLING FUND

1.1 THE EXCHANGE. Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Capitol Trust, on behalf of the Selling Fund, agrees to sell, assign, convey, transfer and deliver all of its property and assets attributable to the Selling Fund as set forth in paragraph 1.2 to the Acquiring Fund. The Sterling Funds, on behalf of the Acquiring Fund, agrees in exchange for the Selling Fund’s property and assets (i) to deliver to the Selling Fund the full and, if any, fractional shares of the Acquiring Fund as of the Closing (as defined in paragraph 3.1) in amounts sufficient to permit the Capitol Trust to make the distribution described in paragraph 1.4. The Acquiring Trust shall determine the number of shares of the Acquiring Fund to be issued by dividing the value of the net assets (computed in the manner and as of the time and date set forth in paragraph 2.1) of the Selling Fund by the net asset value of one share of the Acquiring Fund (computed in the manner and as of the time and date set forth in paragraph 2.2). Such transactions shall take place on the Closing Date provided for in paragraph 3.1.

1.2 ASSETS TO BE ACQUIRED. The property and assets of the Selling Fund to be sold, assigned, conveyed, transferred and delivered to Acquiring Fund shall consist of all assets and property of every kind and nature of the Selling Fund, including, without limitation, receivables (including dividend, interest and other receivables), cash, cash equivalents, claims (whether absolute or contingent, known or unknown), securities, commodities, interests in futures, good will and other intangible property, originals or copies of or access to all books and records of the Selling Fund, and deferred or prepaid expenses and all interests, rights, privileges and powers that the Selling Fund owns at the Valuation Date (as defined in paragraph 2.1) (collectively, “Assets”).

The Selling Fund will promptly assign, convey, transfer and deliver to the Acquiring Fund any rights, stock dividends, cash dividends or other securities received by the Selling Fund after the Closing Date as stock dividends, cash dividends or other distributions on or with respect to the Assets transferred, which rights, stock dividends, cash dividends and other securities shall be deemed included in the Assets transferred to the Acquiring Fund at the Closing Date and shall not be separately valued; provided, for the avoidance of doubt, that distributions with respect to securities that have gone “ex” prior to the Valuation Date shall be included in the determination of the value of the Assets of the Selling Fund acquired by the Acquiring Fund.

The Capitol Trust will, at least thirty (30) business days prior to the Closing Date, furnish the Acquiring Fund with a list of the then-held assets, including but not limited to portfolio securities and other investments, of the Selling Fund, and shall identify any investments of the Selling Fund being fair valued by the Selling Fund or being valued based on broker-dealer quotes.

The Acquiring Fund will, within a reasonable time prior to the Closing Date, furnish the Selling Fund with a list of the securities, if any, on the Selling Fund’s list referred to in the previous paragraph that do not conform to the Acquiring Fund’s investment objectives, policies, and restrictions. In the event that the Selling Fund holds any investments that the Acquiring Fund may not hold, the Selling Fund, if requested by the Acquiring Fund, will dispose of such securities prior to the Closing Date. In addition, if it is determined that the Selling Fund and the Acquiring Fund portfolios, when aggregated, would contain investments exceeding certain percentage limitations imposed upon the Acquiring Fund with respect to such investments, the Selling Fund, if requested by the Acquiring Fund, will dispose of a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date. Notwithstanding the foregoing, (i) any request by the Acquiring Fund made pursuant to this paragraph shall be made in writing at least 20 days before the Closing Date, (ii) the Selling Fund shall be required to dispose of assets pursuant to this paragraph only to the extent permissible and consistent with the Selling Fund’s investment objectives and policies and (iii) nothing herein will require the Selling Fund to dispose of any assets including but not limited to securities and other investments if, in the reasonable judgment of the Selling Fund, such disposition would violate the Selling Fund’s fiduciary duty to its shareholders or would adversely effect the status of the Merger as a “reorganization” under Section 368(a) of the Code.

Notwithstanding anything to the contrary contained in this Section 1.2, in Section 1.3 below or elsewhere in this Agreement, the Capitol Trust shall retain the assets and liabilities, if any, associated with deferred compensation payable on behalf of the Selling Fund to the Trustees of the Selling Fund at the time of the Reorganization.

1.3 LIABILITIES TO BE ASSUMED. The Selling Fund will endeavor to discharge all of its material, known liabilities and obligations, if any, prior to the Valuation Date, except for liabilities and obligations incurred in its ordinary course of business as an investment company. Regardless of the extent of the Selling Fund’s success in doing so, however, the Acquiring Fund shall assume all of the Selling Fund’s liabilities and obligations of any kind whatsoever, except for the liabilities, if any, referenced in the final paragraph of Section 1.2, whether absolute, accrued, contingent, known or unknown or otherwise in existence at the Valuation Date (collectively, “Liabilities”).

1.4 LIQUIDATION AND DISTRIBUTION. As soon as practicable following the actions contemplated by paragraph 1.1, the Capitol Trust shall take such actions as may be necessary or appropriate to complete the liquidation of the Selling Fund. To complete the liquidation, the Capitol Trust, on behalf of the Selling Fund, shall: (a) distribute to the shareholders of record of the Selling Fund as of the Closing Date (collectively, “Selling Fund Shareholders”), on a pro rata basis, the Acquiring Fund Shares received by Selling Fund, pursuant to paragraph 1.1, in complete redemption of the Selling Fund Shares, and (b) liquidate the Selling Fund consistent with applicable law. Such distribution and redemption will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Selling Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of shareholders of the Selling Fund, as of the Closing Date. The aggregate net asset value of the Acquiring Fund Shares to be so credited to the Selling Fund Shareholders shall be equal to the aggregate net asset value of the Selling Fund shares owned by the shareholders of the Selling Fund on the Closing Date. All issued and outstanding shares of the Selling Fund will simultaneously be canceled on the books of the Selling Fund. The Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares in connection with such exchange.

1.5 OWNERSHIP OF SHARES. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent.

1.6 TRANSFER TAXES. Any transfer taxes payable upon issuance of the shares of the Acquiring Fund Shares in a name other than the registered holder of shares of the Selling Fund on the books of the Selling Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such shares of the Acquiring Fund are to be issued and transferred.

1.7 REPORTING RESPONSIBILITY. Any reporting responsibility of the Selling Fund, including, but not limited to, the responsibility for filing regulatory reports, tax returns for the periods ending on or before the Closing Date, or other documents with the U.S. Securities and Exchange Commission (“Commission”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Capitol Trust, on behalf of the Selling Fund.

ARTICLE II

VALUATION

2.1 VALUATION OF ASSETS. The value of the Assets and the amount of the Liabilities of the Selling Fund shall be determined as of 4:00 p.m. Eastern Standard time on the business day immediately preceding the Closing Date (as defined below), or such earlier or later days as may be agreed upon by the parties hereto (such time and date being hereinafter called the “Valuation Date”), using the valuation policies and procedures established by the Trustees of the Capitol Trust.

2.2 VALUATION OF SHARES. The net asset value per share of the Acquiring Fund Shares shall be determined as of the Valuation Date , using the valuation policies and procedures established by the Trustees of the Sterling Funds as described in the Acquiring Fund’s currently effective prospectus and statement of additional information.

ARTICLE III

CLOSING AND CLOSING DATE

3.1 CLOSING DATE. Subject to the terms and conditions set forth herein, the Closing Date shall be [], 2026 (“the “Closing Date”), or such other date as may be agreed upon by the parties hereto. All acts taking place at the closing of the transactions provided for in this Agreement shall be deemed to take place simultaneously by 9:00 a.m. Eastern standard time on the Closing Date unless otherwise agreed to by the parties (the “Closing”). The Closing shall be held at the offices of the Capitol Trust, or at such other time and/or place as the parties may agree.

At the Closing, the Capitol Trust shall direct Brown Brothers Harriman & Co. (“BBH”) to transfer ownership of the Assets from the accounts of the Selling Fund to the custodian of the Acquiring Fund for the accounts of the Acquiring Fund. The Capitol Trust shall, within one business day after the Closing, deliver to the Sterling Funds a certificate of an authorized officer stating that (i) the Assets of the Selling Fund have been so transferred as of the Closing Date, and (ii) all necessary taxes in connection with the delivery of the Assets of the Selling Fund, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made.

At the Closing the Capitol Trust shall deliver, or shall cause BBH to deliver, a list of the names, addresses, federal taxpayer identification numbers, tax basis and holding period information, and backup withholding and nonresident alien withholding statuses of the Selling Fund Shareholders, by Selling Fund, as of the Valuation Date, along with documentation regarding withholding statuses (e.g., Forms W-8 and W-9) for Selling Fund Shareholders.

3.2 EFFECT OF SUSPENSION IN TRADING. In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Selling Fund shall be closed to trading or trading thereon shall be restricted; or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Selling Fund is impracticable (in the judgment of the Trustees of the Sterling Funds with respect to the Acquiring Fund and the Trustees of the Capitol Trust with respect to the Selling Fund), the Valuation Date shall be postponed until the first Friday (that is also a business day) after the day when trading shall have been fully resumed and reporting shall have been restored.

3.3 TRANSFER AGENT’S CERTIFICATE. The Capitol Trust shall direct its transfer agent, BBH, to issue and deliver to the Secretary of the Sterling Funds, within one business day after the Closing, a certificate of an authorized officer stating that its records contain the names and addresses of the Selling Fund Shareholders and the number and percentage ownership of outstanding shares of the Selling Fund owned by each such shareholder immediately prior to the Closing. Within one business day after the Closing, Sterling Funds shall issue and deliver, or cause its transfer agent, to issue and deliver, to the Secretary of the Capitol Trust a confirmation evidencing that: (a) the appropriate number of Acquiring Fund Shares have been credited to the Selling Fund’s account on the books of the Acquiring Fund pursuant to paragraph 1.1 prior to the actions contemplated by paragraph 1.4, and (b) the appropriate number of Acquiring Fund Shares have been credited to the accounts of the Selling Fund Shareholders on the books of the Acquiring Fund pursuant to paragraph 1.4. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts and other documents as such other party or its counsel may reasonably request.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

4.1 REPRESENTATIONS OF THE SELLING FUND. Except as has been fully disclosed to the Sterling Funds in Schedule 4.1 of this Agreement, the Capitol Trust, on behalf of the Selling Fund, represents and warrants to the Sterling Funds and the Acquiring Fund as follows:

(a)	The Selling Fund is duly established as a separate investment series of the Capitol Trust, an Ohio business trust duly established and validly existing under the laws of Ohio, with power under the Amended and Restated Agreement and Declaration of Trust of the Capitol Trust, as from time to time in effect (the “Capitol Trust Declaration of Trust”), to own all of its assets and to carry on its business as being conducted as of the date hereof. The Capitol Trust is duly qualified to do business as a foreign trust in each jurisdiction in which the conduct of its business makes such qualification necessary except where the failure to so qualify would not have a material adverse effect on the condition (financial or otherwise), business, properties, net assets or results of operations of the Capitol Trust. The Capitol Trust has all necessary federal, state and local authorization to carry on its business as now being conducted and to fulfill the terms of this Agreement, except as set forth in paragraph 4.1(t).

(b)	The Capitol Trust is registered as an investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act, and the registration of the Selling Fund Shares under the Securities Act of 1933, as amended (the “1933 Act”), is in full force and effect.

(c)	The current prospectus and statement of additional information of the Selling Fund (true and correct copies of which have been delivered to the Sterling Funds) and each prospectus and statement of additional information of the Selling Fund used during the three years prior to the date of this Agreement conform or conformed at the time of their use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder, and do not or did not at the time of their use, and with respect to the Selling Fund, include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(d)	The Selling Fund is not engaged currently, and the execution, delivery, and performance of this Agreement by the Capitol Trust, on behalf of the Selling Fund, will not result, in a material violation of Ohio law or of the Capitol Trust Declaration of Trust or Bylaws of the Capitol Trust, as such may be amended from time to time (the “Capitol Trust Bylaws”) or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Capitol Trust, on behalf of the Selling Fund, is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Capitol Trust, on behalf of the Selling Fund, will not result in the acceleration of any material obligation, or the imposition of any material penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Capitol Trust, on behalf of the Selling Fund, is a party or by which it is bound.

(e)	All material contracts or other commitments of the Capitol Trust, on behalf of the Selling Fund (other than this Agreement and those contracts listed in Schedule 4.1), will terminate without liability to the Selling Fund on or prior to the Closing Date. Each contract listed in Schedule 4.1 is a valid, binding and enforceable obligation of the Capitol Trust, on behalf of the Selling Fund.

(f)	No litigation, administrative proceeding, or, to the Capitol Trust’s knowledge, investigation of or before any court or governmental body is presently pending or, to the Capitol Trust’s knowledge, threatened against the Capitol Trust with respect to the Selling Fund or any of its properties or assets. The Capitol Trust, on behalf of the Selling Fund, has not received any verbal or written notification from any person containing information that may form the basis for the institution of any such proceedings which, if adversely determined, would materially and adversely affect the Selling Fund’s financial condition, the conduct of the Selling Fund’s business, or the ability of the Capitol Trust, on behalf of the Selling Fund, to carry out the transactions contemplated by this Agreement. The Capitol Trust, on behalf of the Selling Fund, is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects the Selling Fund’s business or its ability to consummate the transactions herein contemplated.

(g)	The audited financial statements of the Selling Fund at December 31, 2025 are in accordance with generally accepted accounting principles in the United States (“GAAP”) applied, and such statements (true and correct copies of which have been furnished to the Sterling Funds) present fairly, in all material respects, the financial condition of the Selling Fund as of such date and for such period in accordance with GAAP, and there were no known contingent, accrued or other liabilities of the Selling Fund as of such date not disclosed therein.

(h)	Since December 31, 2025, there has not been any material adverse change in the Selling Fund’s financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of business, or any incurrence by the Selling Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund. For the purposes of this subparagraph (h), a decline in the net asset value of the Selling Fund shall not constitute a material adverse change.

(i)	At the Closing Date, all federal and other tax returns, dividend reporting forms and other tax-related reports of the Selling Fund required by law to have been filed on or before the Closing Date (taking into account any extensions) shall have been filed, and shall be true, correct and complete in all material respects, and all federal and other taxes shown as due or required to be shown as due from the Selling Fund on said returns, forms and reports shall have been paid, or provision shall have been made for the payment thereof. To the best of the Capitol Trust’s knowledge, no such return, form or report is currently under audit by the Internal Revenue Service or by any state or local tax authority, and no assessment has been asserted with respect to such returns, forms or reports.

(j)	The Selling Fund is a separate series of the Capitol Trust that is treated as a corporation separate from any and all other series of the Capitol Trust under Section 851(g) of the Code. For each taxable year of its operation, the Selling Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a “regulated investment company,” has elected to be treated as such, and has been (and would be) eligible to compute and has computed its federal income tax under Section 852 of the Code. For each taxable year of its operation ending prior to the Closing Date, the Selling Fund has distributed substantially all of (a) its investment company taxable income (as defined in the Code) (computed without regard to any deduction for dividends paid), (b) the excess of its interest income excludable from gross income under Section 103(a) of the Code, if any, over its deductions disallowed under Section 265 and Section 171(a)(2) of the Code, and (c) any net capital gain (as defined in the Code) (after reduction for any allowable capital loss carryover) that was accrued or been recognized, respectively, such that for all tax periods ended before the Closing Date, the Selling Fund will not have any unpaid tax liability under Section 852 of the Code. For each calendar year of its operation, the Selling Fund made such distributions, as are necessary so that for all calendar years ending before the Closing Date, the Selling Fund will not have any unpaid tax liability under Section 4982 of the Code. The Selling Fund has no earnings and profits accumulated for any taxable year ended before the Closing Date for which the provisions of Subchapter M of the Code did not apply. All dividends paid by the Selling Fund at any time prior to the Closing Date shall have been deductible pursuant to the dividends-paid deduction under Section 562 of the Code.

(k)	The Capitol Trust is authorized to issue an unlimited number of shares of beneficial interest, without par value, of the Selling Fund. All issued and outstanding Selling Fund Shares of the Selling Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Capitol Trust and have been offered and sold in any state, territory or the District of Columbia in compliance in all material respects with applicable registration requirements of all applicable federal and state securities laws. All of the issued and outstanding Selling Fund Shares of the Selling Fund will, at the time of the Closing Date, be held by the persons and in the amounts set forth in the records of the Selling Fund’s transfer agent, on behalf of the Selling Fund, as provided in paragraph 3.3. The Selling Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any of the Selling Fund Shares of the Selling Fund, nor is there outstanding any security convertible into any of the Selling Fund Shares of the Selling Fund.

(l)	At the Closing Date, the Capitol Trust, on behalf of the Selling Fund, will have good and marketable title to the Assets and full right, power, and authority to sell, assign, convey, transfer, and deliver such assets hereunder free any liens or other encumbrances, except as previously disclosed to the Acquiring Fund, and, upon delivery and payment for such assets, the Sterling Funds, on behalf of the Acquiring Fund, will, to the knowledge of the Capitol Trust, acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act.

(m)	The Selling Fund has no known Liabilities of a material nature, contingent or otherwise, other than those shown as belonging to it on its statement of assets and liabilities as of the Valuation Date, those incurred pursuant to this Agreement and those incurred in the ordinary course of the Target Fund’s business, as an investment company, since such date.

(n)	The books and records of or relating to the Selling Fund (including all books and records required to be maintained under the 1940 Act and the Code and the rules and regulations under the 1940 Act and the Code) made available to the Sterling Funds and/or its counsel are true and correct in all material respects and contain no material omissions with respect to the business and operations of the Capitol Trust and the Selling Fund.

(o)	The execution, delivery, and performance of this Agreement, and the transactions contemplated herein, have been duly authorized by all necessary action on the part of the Trustees of the Capitol Trust, on behalf of the Selling Fund and this Agreement constitutes a valid and binding obligation of the Capitol Trust, on behalf of the Selling Fund, subject to approval by the Selling Fund’s shareholders, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(p)	Any information furnished or to be furnished by the Capitol Trust, on behalf of Selling Fund, in writing to the Sterling Funds specifically for use in the Registration Statement (as defined in paragraph 5.9) and other documents that may be necessary in connection with the transactions contemplated hereby is or shall be accurate and complete in all material respects and complies or shall comply in all material respects with federal securities and other laws and regulations thereunder applicable thereto.

(q)	The Registration Statement (as defined in paragraph 5.9), insofar as it relates to the Selling Fund, from the effective date of the Registration Statement through the date of the meeting of the shareholders of the Selling Fund contemplated herein and on Closing Date, will, with respect to the Selling Fund, (i) not contain any statement which, at the time and in the light of the circumstances under which it is made, is false or misleading with respect to any material fact, or which omits to state any material fact necessary in order to make the statements therein not false or misleading (provided that this representation and warranty shall not apply to statements in or omissions from the Registration Statement made in reliance upon and in conformity with information that was furnished by the Sterling Funds, on behalf of the Acquiring Fund, for use therein), and (ii) comply in all material respects with the provisions of the Securities Exchange Act of 1934 Act, as amended (the “1934 Act”) and the 1940 Act and the rules and regulations thereunder; provided, that the representations and warranties in this paragraph 4.1(n) shall not apply to statements in or omissions from the Registration Statement made by the Sterling Funds that are not in reliance upon and in conformity with information that was furnished in writing by the Capitol Trust, on behalf of the Selling Fund, for use therein, contained in the Capitol Trust’s registration statement on Form N-1A as it pertains to the Selling Fund, or contained in the currently effective prospectus or statement of additional information of the Capitol Trust as they relate to the Selling Fund.

(r)	The Selling Fund currently complies in all material respects with, and has complied in all material respects with, the requirements of, and the rules and regulations under, the 1933 Act, the 1934 Act, the 1940 Act, state “Blue Sky” laws and all other applicable federal and state laws or regulations. The Selling Fund currently complies in all material respects with, and has complied in all material respects with, all investment objectives, policies, guidelines and restrictions established by the Capitol Trust with respect to the Selling Fund. All advertising and sales material used by the Selling Fund complies in all material respects with, and has complied in all material respects with, the applicable requirements of the 1933 Act, the 1940 Act, the rules and regulations of the Commission promulgated thereunder, and, to the extent applicable, the Conduct Rules of the Financial Industry Regulatory Authority (“FINRA”) and any applicable state regulatory authority. All registration statements, prospectuses, reports, proxy materials or other filings required to be made or filed with the Commission, FINRA or any state securities authorities by the Capitol Trust, on behalf of the Selling Fund, have been duly filed and have been approved or declared effective, if such approval or declaration of effectiveness is required by law, except for any filings that, if not filed, did not or are not reasonably likely to have a material adverse effect on the Selling Fund. Such registration statements, prospectuses, reports, proxy materials and other filings under 1933 Act, the 1934 Act and the 1940 Act, except as did not or are not reasonably likely to have a material adverse effect on the Selling Fund, (i) are or were in compliance in all material respects with the requirements of all applicable statutes and the rules and regulations promulgated thereunder and (ii) do not or did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not false or misleading.

(s)	Neither the Selling Fund nor, to the knowledge of the Capitol Trust, any “affiliated person” of the Selling Fund has been convicted of any felony or misdemeanor, described in Section 9(a)(1) of the 1940 Act, nor, to the knowledge of the Capitol Trust, has any affiliated person of the Selling Fund been the subject, or presently is the subject, of any proceeding or investigation with respect to any disqualification that would be a basis for denial, suspension or revocation of registration as an investment adviser under Section 203(e) of the Investment Advisers Act of 1940, as amended (the “Advisers Act”), or Rule 206(4)-4(b) thereunder or of a broker-dealer under Section 15 of the 1934 Act, or for disqualification as an investment adviser, employee, officer or director of an investment company under Section 9 of the 1940 Act.

(t)	The tax representation certificate to be delivered by the Capitol Trust, on behalf of the Selling Fund, to Ropes & Gray, LLP pursuant to paragraph 8.5 hereof will not on the Closing Date contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading.

(u)	There are no certificates representing ownership of Selling Fund Shares currently outstanding.

(v)	No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Capitol Trust, on behalf of the Selling Fund, of the transactions contemplated herein, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act, state securities laws and the Hart-Scott-Rodino Act.

(w)	Selling Fund does not own any “converted property” (as that term is defined in Treasury Regulation Section 1.337(d)-7(a)(1)) that is subject to the rules of Section 1374 of the Code as a consequence of the application of Section 337(d)(1) of the Code and Treasury Regulations thereunder.

4.2 REPRESENTATIONS OF THE ACQUIRING FUND. Except as has been fully disclosed to the Capitol Trust in Schedule 4.2 to this Agreement, the Sterling Funds, on behalf of the Acquiring Fund, represents and warrants to the Capitol Trust and the Selling Fund as follows:

(a)	The Acquiring Fund is duly established as a separate investment series of the Sterling Funds, a Massachusetts business trust duly organized, validly existing, and in good standing under the laws of the Commonwealth of Massachusetts, with power under its Agreement and Declaration of Trust (the “Sterling Funds Declaration of Trust”), to own all of its assets and to carry on its business as being conducted as of the date hereof. The Sterling Funds is duly qualified to do business as a foreign trust in each jurisdiction in which the conduct of its business makes such qualified necessary except where the failure to so qualify would not have a material adverse effect on the condition (financial or otherwise), business, properties, net assets or results of operations of the Sterling Funds. The Sterling Funds has all necessary federal, state and local authorization to carry on its business as now being conducted and to fulfill the terms of this Agreement, except as set forth in paragraph 4.1(o).

(b)	The Acquiring Fund is registered as an investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act, and the registration of the Acquiring Fund Shares under the 1933 Act is or will be in full force and effect as of the Closing Date.

(c)	The Post-Effective Amendments (as defined in paragraph 5.10) to be filed by the Sterling Funds, insofar as they relate to the Acquiring Fund, pursuant to this Agreement will, on the effective date of the Post-Effective Amendments, comply in all material respects with the 1933 Act and the 1940 Act and the rules and regulations thereunder. The Post-Effective Amendments will not, on the effective date of the Post-Effective Amendments, include any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make such statements therein, in light of the circumstances under which they were made, not misleading.

(d)	The Acquiring Fund is not engaged currently, and the execution, delivery and performance of this Agreement by the Sterling Funds, on behalf of the Acquiring Fund, will not result, in a material violation of Massachusetts law or the Sterling Funds’ Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Sterling Funds, on behalf of the Acquiring Fund, is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Sterling Funds, on behalf of the Acquiring Fund, will not result in the acceleration of any material obligation, or the imposition of any material penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Sterling Funds, on behalf of the Acquiring Fund, is a party or by which it is bound.

(e)	No litigation, administrative proceeding or, to the Sterling Funds’ knowledge, investigation of or before any court or governmental body is presently pending or, to the Sterling Funds’ knowledge, threatened against the Sterling Funds, with respect to the Acquiring Fund, or any of its properties or assets, which, if adversely determined, would materially and adversely affect the Acquiring Fund’s financial condition, the conduct of the Acquiring Fund’s business or the ability of the Sterling Funds, on behalf of the Acquiring Fund, to carry out the transactions contemplated by this Agreement. The Sterling Funds, on behalf of the Acquiring Fund, has not received any verbal or written notification from any person containing information that may form the basis for the institution of any such proceedings which, if adversely determined, would materially and adversely affect the Acquiring Fund’s financial condition, the conduct of the Acquiring Fund’s business or the ability of the Sterling Funds, on behalf of the Acquiring Fund, to carry out the transactions contemplated by this Agreement. The Sterling Funds, on behalf of the Acquiring Fund, is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects the Acquiring Fund’s business or its ability to consummate the transactions contemplated herein on behalf of the Acquiring Fund.

(f)	The Acquiring Fund currently has no assets or liabilities and, prior to the Closing Date, will have carried on no business activities. Prior to the Closing Date, the Acquiring Fund shall have no liabilities and its only assets, if any, shall be a de minimis amount of assets to facilitate its organization.

(g)	The Acquiring Fund is a newly formed separate series of the Sterling Funds that will be treated as a corporation separate from any and all other series of the Sterling Funds under Section 851(g) of the Code. Acquiring Fund has not yet filed its first federal income tax return and thus has not yet elected to be treated as a “regulated investment company” for federal income tax purposes. Subject to the accuracy of the representations and warranties in paragraph 4.1(j), for the taxable year that includes the Closing Date and for subsequent taxable periods, the Sterling Funds reasonably expects that the Acquiring Fund will meet the requirements of Subchapter M of the Code for qualification as a regulated investment company and will be eligible to, and will, compute its federal income tax under Section 852 of the Code.

(h)	The Acquiring Fund Shares to be issued to the Selling Fund have been duly authorized and, when issued and delivered pursuant to this Agreement, will be legally and validly issued, fully paid and except as described in the Registration Statement non-assessable by the Acquiring Fund, and no shareholder of the Sterling Funds or the Acquiring Fund will have any preemptive right of subscription or purchase in respect thereof.

(i)	All issued and outstanding shares of the Acquiring Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and except as described in the Registration Statement non-assessable by the Sterling Funds or the Acquiring Fund. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquiring Fund’s shares, nor is there outstanding any security convertible into any of the Acquiring Fund’s shares.

(j)	The execution, delivery, and performance of this Agreement, and the transactions contemplated herein, have been duly authorized by all necessary action on the part of the Trustees of the Sterling Funds, on behalf of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of the Sterling Funds, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(k)	The information furnished or to be furnished by the Sterling Funds, on behalf of the Acquiring Fund, for use in the Registration Statement (as defined in paragraph 5.9) and other documents that may be necessary in connection with the transactions contemplated hereby, is or shall be accurate and complete in all material respects and complies or shall comply in all material respects with federal securities and other laws and regulations applicable thereto.

(l)	The Registration Statement (as defined in paragraph 5.9), insofar as it relates to the Acquiring Fund, from the effective date of the Registration Statement through the date of the meeting of the shareholders of the Selling Fund contemplated herein and on Closing Date, will, with respect to the Acquiring Fund, (i) not contain any statement which, at the time and in the light of the circumstances under which it is made, is false or misleading with respect to any material fact, or which omits to state any material fact necessary in order to make the statements therein not false or misleading (provided that this representation and warranty shall not apply to statements in or omissions from the Registration Statement made in reliance upon and in conformity with information that was furnished by the Capitol Trust, on behalf of the Selling Fund, for use therein), and (ii) comply in all material respects with the provisions of 1934 Act and the 1940 Act and the rules and regulations thereunder.

(m)	No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act, state securities laws and the Hart-Scott- Rodino Act.

(n)	Neither the Acquiring Fund nor, to the knowledge of the Sterling Funds, any “affiliated person” of the Acquiring Fund has been convicted of any felony or misdemeanor, described in Section 9(a)(1) of the 1940 Act, nor, to the knowledge of the Sterling Funds, has any affiliated person of the Acquiring Fund been the subject, or presently is the subject, of any proceeding or investigation with respect to any disqualification that would be a basis for denial, suspension or revocation of registration as an investment adviser under Section 203(e) of the Advisers Act or Rule 206(4)-4(b) thereunder or of a broker-dealer under Section 15 of the 1934 Act, or for disqualification as an investment adviser, employee, officer or director of an investment company under Section 9 of the 1940 Act.

(o)	The tax representation certificate to be delivered by the Sterling Funds, on behalf of the Acquiring Fund, to Ropes & Gray LLP at the Closing pursuant to paragraph 8.5 hereof will not on the Closing Date contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading.

(p)	The Sterling Funds satisfies the fund governance standards set forth in Rule 0-1(a)(7)(ii), (iii), (v), (vi) and (vii) under the 1940 Act.

ARTICLE V

COVENANTS OF THE ACQUIRING FUND AND THE SELLING FUND

The Sterling Funds, on behalf of the Acquiring Fund, and the Capitol Trust, on behalf of the Selling Fund, respectively, hereby, further covenant as follows:

5.1 OPERATION IN ORDINARY COURSE. The Acquiring Fund and the Selling Fund each will operate its business in the ordinary course and shall comply in all material respects with all applicable laws, rules and regulations between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and other distributions, and any other distribution that may be advisable.

5.2 INVESTMENT REPRESENTATION. The Selling Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

5.3 ADDITIONAL INFORMATION. The Selling Fund will use commercially reasonable efforts to assist the Sterling Funds in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Selling Fund shares and a copy of any books and records of the Selling Fund necessary for purposes of preparing any regulatory filings, tax returns, reports and any related schedules, forms, statements or documents.

5.4 FURTHER ACTION. Subject to the provisions of this Agreement, the Acquiring Fund and the Selling Fund each will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.5 REASONABLE EFFORTS. The Sterling Funds, on behalf of the Acquiring Fund, and the Capitol Trust, on behalf of the Selling Fund, will use all commercially reasonable efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transaction contemplated by this Agreement as promptly as practicable.

5.6 EVIDENCE OF TITLE. The Capitol Trust, on behalf of the Selling Fund, will, from time to time, as and when reasonably requested by the Sterling Funds, execute and deliver or cause to be executed and delivered all such assignments and other instruments and will take or cause to be taken such further action as the Sterling Funds, on behalf of the Acquiring Fund, may reasonably deem necessary or desirable in order to vest in and confirm (a) the Capitol Trust’s title to and possession of the Acquiring Fund Shares to be delivered hereunder and (b) the Sterling Funds’ title to and possession of all the Assets, and to otherwise to carry out the intent and purpose of this Agreement.

5.7 REGULATORY AUTHORIZATIONS. The Sterling Funds, on behalf of the Acquiring Fund, will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to operate after the Closing Date.

5.8 SHAREHOLDER MEETING. The Capitol Trust will call a meeting of the shareholders of the Selling Fund to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

5.9 REGISTRATION STATEMENT ON FORM N-14. The Capitol Trust, on behalf of the Selling Fund, shall prepare and file a registration statement on Form N-14 in compliance with the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder with respect to the Reorganization (the “Registration Statement”). The Sterling Funds, on behalf of the Acquiring Fund, will provide to the Capitol Trust such information regarding the Acquiring Fund as may be reasonably necessary for the preparation of the Registration Statement.

5.10 REGISTRATION STATEMENT ON FORM N-1A. The Sterling Funds, on behalf of the Acquiring Fund, shall prepare and file one or more post-effective amendments to its registration statement on Form N-1A (the “Post-Effective Amendments”) to become effective on or before the Closing Date to register Acquiring Fund Shares under the 1933 Act and the 1940 Act.

ARTICLE VI

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE CAPITOL TRUST ON BEHALF OF THE SELLING FUND

The obligations of the Capitol Trust, on behalf of the Selling Fund, to consummate the transactions provided for herein shall be subject, at its election, to the following conditions:

6.1 All representations and warranties of the Sterling Funds, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date, and the Sterling Funds, on behalf of the Acquiring Fund, shall have delivered to the Capitol Trust on the Closing Date a certificate executed in its name by the Sterling Funds’ President or Vice President, in form and substance reasonably satisfactory to the Capitol Trust and dated as of the Closing Date, to such effect and as to such other matters as the Selling Fund shall reasonably request.

6.2 With respect to the Acquiring Fund, the Capitol Trust shall have received on the Closing Date an opinion from Ropes & Gray LLP, counsel to the Sterling Funds dated as of the Closing Date, in a form reasonably satisfactory to the Capitol Trust, substantially to the effect that, based on certain facts and certifications made by the Sterling Funds, on behalf of the Acquiring Fund, and its officers:

(a)	The Acquiring Fund is duly established as a separate investment series of the Sterling Funds, a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts and the Sterling Funds, with respect to the Acquiring Fund, has the trust power as a business trust to carry on its business as presently conducted in accordance with the description thereof in the Sterling Funds’ registration statement as an open-end investment company registered under the 1940 Act.

(b)	This Agreement has been duly authorized, executed, and, to the knowledge of such counsel, delivered by the Sterling Funds, on behalf of the Acquiring Fund and, assuming due authorization, execution and delivery of this Agreement by the Capitol Trust on behalf of the Selling Fund, is a valid and legally binding obligation of the Sterling Funds, on behalf of the Acquiring Fund, enforceable against the Sterling Funds in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights generally and to general equity principles.

(c)	The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, result in a violation of the Sterling Funds’ Declaration of Trust or By-Laws or a material provision of any material agreement, indenture, instrument, contract, lease or other undertaking (in each case known to such counsel) to which the Sterling Funds, on behalf of the Acquiring Fund, is a party or by which it or any of its properties may be bound.

(d)	Assuming that the Acquiring Fund Shares are issued in accordance with the terms of the Sterling Funds’ registration statement, or any amendment thereto, in effect at the time of such issuance, all issued and outstanding shares of the Acquiring Fund will be validly issued, fully paid and non-assessable.

Such opinion shall contain such assumptions and limitations as shall be in the opinion of Ropes & Gray LLP appropriate to render the opinions expressed therein.

6.2 The Sterling Funds, on behalf of the Acquiring Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Sterling Funds, on behalf of the Acquiring Fund, on or before the Closing Date.

6.3 The Sterling Funds, on behalf of the Acquiring Fund, shall have executed and delivered an assumption of the Liabilities of the Selling Fund and all such other agreements and instruments as the Capitol Trust may reasonably deem necessary or desirable in order to vest in and confirm (a) the Capitol Trust’s, on behalf of the Selling Fund, title to and possession of the Acquiring Fund Shares to be delivered hereunder and (b) the Sterling Funds’ assumption of all of the Liabilities, and to otherwise to carry out the intent and purpose of this Agreement.

6.5 The Sterling Funds, on behalf of the Acquiring Fund, and the Capitol Trust, on behalf of the Selling Fund, shall have agreed on the number of full and, if any, fractional shares of the Acquiring Fund to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1.

ARTICLE VII

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE STERLING FUNDS ON BEHALF OF THE ACQUIRING FUND

The obligations of the Sterling Funds, on behalf of the Acquiring Fund, to consummate the transactions provided for herein shall be subject, at its election, to the following conditions:

7.1 All representations and warranties of the Capitol Trust, on behalf of the Selling Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date, and the Capitol Trust, on behalf of the Selling Fund, shall have delivered to the Sterling Funds on the Closing Date a certificate executed in its name by the Capitol Trust’s President or Vice President, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquiring Fund shall reasonably request.

7.2 The Capitol Trust, on behalf of the Selling Fund, shall have delivered to the Sterling Funds, a statement of the Selling Fund’s assets and liabilities, together with a list of the Selling Fund’s portfolio securities showing the tax costs of such securities by lot and the holding periods of such securities, as of the Valuation Date, certified by the Treasurer or Assistant Treasurer of the Capitol Trust. The Capitol Trust, on behalf of the Selling Fund, shall have executed and delivered, or shall have caused to be executed and delivered, all such assignments and other instruments of transfer as the Sterling Funds may reasonably deem necessary or desirable in order to vest in and confirm (a) the Selling Fund’s title to and possession of the Acquiring Fund Shares to be delivered hereunder and (b) the Acquiring Fund’s title to and possession of all the Assets and to otherwise to carry out the intent and purpose of this Agreement.

7.3 With respect to the Selling Fund, the Sterling Funds shall have received on the Closing Date an opinion of Practus LLC, counsel to the Capitol Trust dated as of the Closing Date, in a form reasonably satisfactory to the Sterling Funds, substantially to the effect that, based on certain facts and certifications made by the Capitol Trust, on behalf of the Selling Fund, and its officers:

(a)	The Capitol Trust is a business trust validly existing and in good standing under and by virtue of the laws of the state of Ohio and the Capitol Trust, with respect to the Selling Fund, has the trust power as a business trust to carry on its business as presently conducted in accordance with the description thereof in the Capitol Trust’s registration statement as an open-end investment company registered under the 1940 Act, and the Selling Fund is a separate series of the Capitol Trust duly constituted in accordance with the Capitol Trust’s Declaration of Trust and Bylaws.

(b)	This Agreement has been duly authorized, executed and, to the knowledge of such counsel, delivered by the Capitol Trust, on behalf of the Selling Fund and, assuming due authorization, execution, and delivery of this Agreement by the Capitol Trust on behalf of the Selling Fund, is a valid and binding obligation of the Capitol Trust, on behalf of the Selling Fund, enforceable against the Capitol Trust in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights generally and to general equity principles.

(c)	The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, result in a violation of the Capitol Trust’s Declaration of Trust or Bylaws, or a material provision of any material agreement, indenture, instrument, contract, lease or other undertaking (in each case known to such counsel) to which the Capitol Trust, on behalf of the Selling Fund, is a party or by which it or any of its properties may be bound.

(d)	Assuming that that the outstanding shares of the Selling Fund were issued in accordance with the terms of the Capitol Trust’s registration statement, or any amendment thereto, in effect at the time of such issuance, all issued and outstanding shares of the Selling Fund have been validly issued and are fully paid and non-assessable.

Such opinion shall contain such other assumptions and limitations as shall be in the opinion of Practus LLC, appropriate to render the opinions expressed therein.

7.4 The Capitol Trust, on behalf of the Selling Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Capitol Trust, on behalf of the Selling Fund, on or before the Closing Date.

7.5 The Capitol Trust, on behalf of the Selling Fund, and the Sterling Funds, on behalf of the Acquiring Fund, shall have agreed on the number of full and, if any, fractional shares of the Acquiring Fund to be issued by the Acquiring Fund in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1.

ARTICLE VIII

FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE STERLING FUNDS, ON BEHALF OF THE ACQUIRING FUND AND THE CAPITOL TRUST ON BEHALF OF THE SELLING FUND

If any of the conditions set forth below are not satisfied on or before the Closing Date with respect to the Capitol Trust, on behalf of the Selling Fund, or the Sterling Funds, on behalf of the Acquiring Fund, the other party to this Agreement shall be entitled, on behalf of the Selling Fund or Acquiring Fund, as applicable, at its option, to (and shall, in the case of a failure to satisfy the conditions set forth in paragraphs 8.1 and 8.5) refuse to consummate the transactions contemplated by this Agreement with respect to the Selling Fund and the Acquiring Fund:

8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Selling Fund, in accordance with the provisions of the Capitol Trust’s Declaration of Trust, Bylaws, and Ohio law, and certified copies of the resolutions evidencing such approval shall have been delivered to the Sterling Funds. Notwithstanding anything herein to the contrary, neither the Sterling Funds nor the Capitol Trust may waive the condition set forth in this paragraph 8.1.

8.2 On the Closing Date: (a) no court or governmental agency of competent jurisdiction shall have issued any order that remains in effect and that restrains or enjoins the Capitol Trust, with respect to the Selling Fund, or the Sterling Funds, with respect to the Acquiring Fund, from completing the transactions contemplated by this Agreement; and (b) no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

8.3 All required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky securities authorities, including any necessary “no-action” positions of and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of the Sterling Funds with respect to Acquiring Fund or the Capitol Trust with respect to the Selling Fund, provided that either party hereto may for itself waive any of such conditions.

8.4 The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending. The Post-Effective Amendments shall have become effective, and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending.

8.5 The Sterling Funds and Capitol Trust shall each have received the opinion of Ropes & Gray LLP, dated as of the Closing Date (which opinion will be subject to certain qualifications), in a form reasonably acceptable to each of the Sterling Funds and the Capitol Trust, substantially to the effect that, on the basis of the existing provisions of the Code, Treasury regulations promulgated thereunder, current administrative rules, and court decisions, and based upon certain facts, assumptions and representations and upon certifications made by the Capitol Trust, on behalf of the Selling Fund, the Sterling Funds, on behalf of the Acquiring Fund, and their respective officers, for U.S. federal income tax purposes:

(a)	The Reorganization will constitute a “reorganization” within the meaning of Section 368(a) of the Code, and the Acquiring Fund and the Selling Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code.

(b)	No gain or loss will be recognized by the Acquiring Fund upon the receipt of the Assets of the Selling Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the Liabilities of the Selling Fund.

(c)	No gain or loss will be recognized by the Selling Fund upon the transfer of its Assets to the Acquiring Fund in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the Liabilities of the Selling Fund or upon the distribution of the Acquiring Fund Shares by the Selling Fund to its Selling Fund Shareholders in complete liquidation of the Selling Fund.

(d)	No gain or loss will be recognized by the Selling Fund Shareholders upon the exchange of all of their Selling Fund Shares solely for the Acquiring Fund Shares as part of the Reorganization.

(e)	The aggregate tax basis for the Acquiring Fund Shares received by the Selling Fund Shareholder receives pursuant to the Reorganization will be the same as the aggregate tax basis of the Selling Fund Shares exchanged therefor, and the holding period of the Acquiring Fund Shares received by each Selling Fund Shareholder will include the period during which the Selling Fund Shares exchanged therefor were held or treated for federal income tax purposes as held by such shareholder (provided the Selling Fund shares were held as capital assets on the date of the exchange).

(f)	The tax basis of the Assets in the hands of the Acquiring Fund will be the same as the tax basis of such Assets in the hands of the Selling Fund immediately prior to the transfer of such Assets, recognized by the Selling Fund upon the transfer, and the holding period of each Asset in the hands of the Acquiring Fund, will include the period during which the Asset was held or treated for federal income tax purposes as held by the Selling Fund.

(g)	Acquiring Fund will succeed to and take into account the items of Selling Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the Regulations thereunder.

The delivery of such opinion is conditioned upon the receipt by Ropes & Gray LLP of representations it shall request of the Sterling Funds and the Capitol Trust. Notwithstanding anything herein to the contrary, neither the Sterling Funds nor the Capitol Trust may waive the condition set forth in this paragraph 8.5.

ARTICLE IX

INDEMNIFICATION; RECOURSE

9.1 The Sterling Funds, out of the Acquiring Fund’s assets and property (which shall be deemed to include the Assets of the Selling Fund represented by the Acquiring Fund Shares following the Closing Date) (including any amounts paid to the Acquiring Fund pursuant to any applicable liability insurance policies) but no other assets, agrees to indemnify and hold harmless the Capitol Trust and the Trustees of the Capitol Trust and its officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Capitol Trust and those Trustees and officers may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on (a) any breach by the Sterling Funds, on behalf of the Acquiring Fund, of any of its representations, warranties, covenants or agreements set forth in this Agreement or (b) any act, error, omission, neglect, misstatement, materially misleading statement, breach of duty or other act wrongfully done or attempted to be committed by the Sterling Funds, its Trustees of the Sterling Funds or its officers prior to the Closing Date contained in or related to, as applicable, this Agreement, the Registration Statement, the Post-Effective Amendment or any amendment or supplement to the foregoing; provided that no such indemnification by the Sterling Funds is required: (i) to the extent any such error, misstatement or materially misleading statement contained in or any omission from the Registration Statement, the Post-Effective Amendment or any amendment or supplement to the foregoing is caused by information provided by the Capitol Trust, on behalf of the Selling Fund, in writing to the Sterling Funds specifically for use in such document, is contained in the Capitol Trust’s registration statement on Form N-1A as it pertains to the Selling Fund, and/or is contained in the currently effective prospectus or statement of additional information of the Capitol Trust as they relate to the Selling Fund; (ii) if the indemnification is in violation of any applicable law; or (iii) if the indemnification is otherwise prohibited as a result of any applicable order or decree issued by any governing regulatory authority or court of competent jurisdiction.

9.2 The Capitol Trust, out of the Selling Fund’s assets and property (including any amounts paid to the Selling Fund pursuant to any applicable liability insurance policies) but no other assets, agrees to indemnify and hold harmless the Sterling Funds and the Trustees the Sterling Funds Board and its officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Sterling Funds and those Trustees and officers may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on (a) any breach by the Capitol Trust, on behalf of the Selling Fund, of any of its representations, warranties, covenants or agreements set forth in this Agreement or (b) any act, error, omission, neglect, misstatement, materially misleading statement, breach of duty or other act wrongfully done or attempted to be committed by the Capitol Trust, its Trustees or its officers prior to the Closing Date contained in or related to, as applicable, this Agreement, the Capitol Trust’s registration statement on Form N-1A as it pertains to the Selling Fund, or the currently effective prospectus or statement of additional information of the Capitol Trust as they relate to the Selling Fund; provided that such indemnification by the Capitol Trust is not (i) in violation of any applicable law or (ii) otherwise prohibited as a result of any applicable order or decree issued by any governing regulatory authority or court of competent jurisdiction.

9.3. All persons dealing with the Acquiring Fund or the Selling Fund must look solely to the property of such fund for the enforcement of any claims against such fund, as neither the trustees, directors, officers, agents nor shareholders of the Acquiring Fund or Selling Fund, or other series of the Sterling Funds or the Capitol Trust, respectively, assume any liability for obligations entered into on behalf of any of the Funds.

ARTICLE X

BROKERAGE FEES; EXPENSES

10.1 The Sterling Funds, on behalf of the Acquiring Fund, and the Capitol Trust, on behalf of the Selling Fund, represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

10.2 All expenses of the transactions contemplated by this Agreement incurred by the Capitol Trust, on behalf of the Selling Fund, and the Sterling Funds, on behalf of the Acquiring Fund, whether incurred before or after the date of this Agreement, will be borne by Sterling Capital Management LLC (“Sterling Capital”), or its respective affiliates, and not by the shareholders of the Selling Fund or the Acquiring Fund. Such expenses include without limitation: (a) expenses incurred in connection with the entering into and the carrying out of the provisions of this Plan; (b) expenses associated with the preparation and filing of the registration statement on Form N-14 which includes this Proxy Statement/Prospectus; (c) postage; (d) printing; (e) accounting fees; (f) legal fees; and (g) solicitation costs of the transaction (except, in each case, that the Selling Fund will bear the expenses of its legal counsel). The Selling Fund will bear the costs, if any, of restructuring the Selling Fund’s portfolio prior to the Closing of the Reorganization, such as brokerage commissions and other transaction costs. The Acquiring Fund will bear any expenses associated with the registration of the Acquiring Fund shares that will be issued in connection with the Reorganization. Sterling Capital will bear the costs of the Selling Fund’s legal counsel in connection with the Reorganization. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses (without reimbursement by another person) if and to the extent that the payment by another person of such expenses would prevent such party from being treated as a “regulated investment company” under the Code or would prevent the Reorganization from qualifying as a tax-free reorganization.

ARTICLE XI

COOPERATION AND EXCHANGE OF INFORMATION

11.1 The Selling Fund will deliver to the Acquiring Fund copies of all relevant tax books and records and will otherwise reasonably cooperate with the Acquiring Fund in connection with (i) the preparation and filing of tax returns for the Selling Fund and/or the Acquiring Fund for tax periods or portions thereof ending on or before or that include the Closing Date and (ii) the declaration and payment of any dividend or dividends, including pursuant to Section 855 of the Code, for purposes of making distributions of the Selling Fund’s or the Acquiring Fund’s, as applicable, (x) investment company taxable income (if any), net tax-exempt income (if any), and net capital gains (if any) in respect of a taxable year of the Selling Fund or the Acquiring Fund ending on or before or that includes the Closing Date of an amount or amounts sufficient for the Selling Fund or the Acquiring Fund, as applicable, to qualify for treatment as a regulated investment company under Subchapter M of the Code and to otherwise avoid the incurrence of any fund-level U.S. federal income taxes for any such taxable year and (y) ordinary income and capital gain net income in an amount or amounts sufficient to avoid the incurrence of any fund-level U.S. federal excise taxes under Section 4982 of the Code for any calendar year ending on or before December 31, 2026, in each case without any additional consideration therefor; it being understood that such books and records shall remain the property of and may be retained by Capitol Trust following the provision of such copies thereof to the Acquiring Fund.

ARTICLE XII

ENTIRE AGREEMENT; SURVIVAL

12.1 The Sterling Funds and the Capitol Trust agree that neither party has made any representation, warranty or covenant, on behalf of the Acquiring Fund or the Selling Fund, respectively, not set forth herein and that this Agreement constitutes the entire agreement between the parties.

12.2 The covenants to be performed after the Closing by both the Acquiring Trust and the Capitol Trust, and the obligations of the Acquiring Trust and the Capitol Trust set forth in Sections 5.3 and 5.4 of Article 5 and Article 9, shall survive the Closing. All other representations, warranties, and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder.

ARTICLE XIII

TERMINATION

13.1 This Agreement may be terminated at any time prior to the Closing by the mutual agreement of the Sterling Funds, on behalf of the Acquiring Fund, and the Capitol Trust, on behalf of the Selling Fund. Each of the Capitol Trust, on behalf of the Selling Fund, and the Sterling Funds, on behalf of the Acquiring Fund, after consultation with counsel and by consent of its Trustees or an officer authorized by such Trustees, may waive any condition to its respective obligations hereunder. If the transactions contemplated by this Agreement have not been substantially completed by [], 2026, this Agreement shall automatically terminate on that date unless a later date is agreed to by each of the Selling Fund and the Acquiring Fund.

13.2 In the event of termination pursuant to paragraph 13.1, in the absence of willful default, there shall be no liability for damages on the part of the Acquiring Fund, the Selling Fund, the Sterling Funds, the Capitol Trust, or their respective Trustees or officers, to the other party, but each shall bear the expenses incurred by it incidental to the preparation and carrying out of this Agreement as provided in paragraph 10.2.

ARTICLE XIV

AMENDMENTS

14.1 This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Sterling Funds, on behalf of the Acquiring Fund, and the Capitol Trust, on behalf of the Selling Fund; provided, however, that following the meeting of the Selling Fund Shareholders called by the Capitol Trust, on behalf of the Selling Fund pursuant to paragraph 5.8 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to the shareholders of the Selling Fund under this Agreement to the detriment of such shareholders without their further approval.

ARTICLE XV

NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, electronic delivery (i.e., e-mail), personal service or prepaid or certified mail addressed to the Sterling Funds or the Capitol Trust, at its address set forth in the preamble to this Agreement, in each case to the attention of its President, or, as applicable, to Matthew J. Miller at mmiller@ultimusfundsolutions.com or to James T. Gillespie at jgillespie@sterlingcapital.com.

ARTICLE XVI

HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

16.1 The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

16.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

16.3 This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts, without giving effect to the conflicts of laws provisions thereof.

16.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and permitted assigns, any rights or remedies under or by reason of this Agreement.

16.5 The Sterling Funds’ Declaration of Trust is on file with the Secretary of the Commonwealth of Massachusetts. Consistent with the Sterling Funds’ Declaration of Trust, the obligations of the Sterling Funds with respect to the Acquiring Fund entered into in the name or on behalf of the Sterling Funds by any of its trustees, officers, employees or agents are made not individually, but in such capacities, and are not binding upon any of the trustees, officers, employees, agents or shareholders of the Sterling Funds personally, but bind only the assets of the Sterling Funds belonging to the Acquiring Fund, and all persons dealing with any series of the Sterling Funds must look solely to the assets of the Sterling Funds belonging to such series for the enforcement of any claims against the Sterling Funds.

16.6 The Capitol Trust Declaration of Trust is on file with the Secretary of the state of Ohio. Consistent with the Capitol Trust’s Declaration of Trust, the obligations of the Capitol Trust with respect to the Selling Fund entered into in the name or on behalf of the Capitol Trust by any of its trustees, officers, employees or agents are made not individually, but in such capacities, and are not binding upon any of the trustees, officers, employees, agents or shareholders of the Capitol Trust personally, but bind only the assets of the Capitol Trust belonging to the Selling Fund, and all persons dealing with any series of the Capitol Trust must look solely to the assets of the Capitol Trust belonging to such series for the enforcement of any claims against the Capitol Trust.

IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

STERLING CAPITAL FUNDS ON BEHALF OF THE STERLING CAPITAL ENHANCED CORE BOND ETF, ACQUIRING FUND

By:
Name:	James Gillespie
Title:	President

CAPITOL SERIES TRUST ON BEHALF OF THE STERLING CAPITAL ENHANCED CORE BOND ETF, SELLING FUND

By:
Name:	Matthew J. Miller
Title:	President

STERLING CAPITAL MANAGEMENT LLC AS TO SECTION 10.2 ONLY

By:
Name:
Title:	President

SCHEDULE 4.1

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SCHEDULE 4.2

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EXHIBIT C – FINANCIAL HIGHLIGHTS OF THE TARGET FUND

It is anticipated that following the Reorganization, the Target Fund will be the accounting survivor of the Reorganization. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost), on an investment in the Target Fund (assuming reinvestment of all dividends and distributions).

The information through June 30, 2025 reflects the unaudited financial statements that are included in the Target Fund’s Form N-CSRS, which is available upon request. The Target Fund does not yet have audited financial results to report. The Target Fund’s unaudited financial statements are incorporated by reference into the SAI. The Target Fund’s Form N-CSRS and SAI are incorporated by reference herein and available at no cost at the following toll-free number: (888) 637-7798.

As of the date of this combined Proxy Statement/Prospectus, the Acquiring Fund has not commenced operations. Therefore, the Acquiring Fund does not have financial highlight information.

Sterling Capital Enhanced Core Bond ETF

Financial Highlights

(For a share outstanding during each period)

	For the Period Ended June 30, 2025(a) (Unaudited)
Net asset value, beginning of period	$25.00

Income from investment operations:
Net investment loss	(0.03)
Net realized and unrealized gain on investments	0.24
Total from investment operations	0.21

Less distributions to shareholders from:
Net investment income	(0.20)

Net asset value, end of period	$25.21

Total Return (b)	1.64	%(c)

Ratios and Supplemental Data:
Net assets, end of period (000 omitted)	$417,276
Before waiver or recoupment:
Ratio of expenses to average net assets	0.39	%(d)
After waiver or recoupment:
Ratio of net expenses to average net assets	0.39	%(d)
Ratio of net investment loss to average net assets	(0.28	)%(d)
Portfolio turnover(e)	35	%(c)

(a)	For the period March 13, 2025 (commencement of operations) to June 30, 2025.
(b)	Total returns are historical in nature and assume changes in share price, reinvestment of all dividends and distributions, if any.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Portfolio turnover rate excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units. (Note 6)

EXHIBIT D – COMPARISON OF OHIO AND MASSACHUSETTS

GOVERNING INSTRUMENTS AND STATE LAW

The following is only a discussion of certain principal differences between the governing documents for the Target Fund, as a series of CST, an Ohio business trust, and the Acquiring Fund, as a newly-created series of Sterling Trust, a Massachusetts business trust. In general, while the Ohio statutory requirements and the CST governing documents differ in some respects from Massachusetts business trust statutory requirements and the Sterling Trust governing instrument, in many instances, shareholders of the Target Fund will have the same or similar rights as shareholders of the Acquiring Fund, as described below.

Organization and Capital Structure
STERLING TRUST	CST TRUST
The Acquiring Fund is a series of the Sterling Trust. The Sterling Trust was established as a business trust under Massachusetts law by the Amended and Restated Agreement and Declaration of Trust, dated as of August 27, 2025 (the “Sterling Declaration of Trust”). The Sterling Trust is also governed by its Amended and Restated Bylaws, dated November 19, 2015 (the “Sterling Bylaws”) and by applicable Massachusetts law governing business trusts.	The Target Fund is a series of CST. CST was established as a business trust under Ohio law by an Agreement and Declaration of Trust (the “CST Declaration of Trust”) dated September 18, 2013, as amended. Capitol Series Trust is also governed by its By-laws, dated September 18, 2013 (the “CST Bylaws”) and by the Ohio business trust statute (“Ohio Act”).
The Sterling Declaration of Trust provides that Shares shall be issued in one or more series as the Trustees may, without shareholder approval, authorize. Each series may be divided into two or more classes. Each series or class shall be preferred over all other series or classes in respect of the assets allocated to that series or class. The beneficial interest in each series or class shall be divided into Shares, with a par value of $0.00001, each of which shall represent an equal proportionate interest in the series or class with each other Share of the same series or class, none having priority or preference over another. The number of Shares authorized shall be unlimited. The Trustees may from time to time divide or combine the Shares into a greater or lesser number without thereby changing the proportionate beneficial interests in the series or class.	The CST Trust Instrument permits the CST Board, without shareholder approval, to issue an unlimited number of shares of beneficial interest, without par value, in separate series and to divided series into classes of shares. The CST Board may from time to time, and without shareholder approval, divide or combine the shares of a series or class thereof into a greater or lesser number of shares of that series or class so long as the proportionate beneficial interest in the assets belonging to that series or class and the rights of shares of any other series or class are in no way affected. Each share of a series represents an equal proportionate interest in the assets and liabilities belonging to that series and in such dividends and distributions out of income belonging to that series as are declared by the CST Board. No shares of any series have cumulative voting rights, any preemptive or conversion rights, or any sinking fund provisions.

Notwithstanding anything contained in the Sterling Declaration of Trust to the contrary, the Trustees may, from time to time and without shareholder approval, determine to issue or redeem Shares of any ETF in large aggregations of Shares (e.g., 10,000 or more Shares) as shall be determined at any time by the Trustees in their sole discretion, which are known as “Creation Units,” and, in connection with the issuance and redemption of such Creation Units, to charge such transaction fees or such other fees as the Trustees shall determine; provided however, that the Trustees shall have the power to determine and change from time to time without shareholder approval the number of Shares constituting a Creation Unit.
Meetings of Shareholders and Voting Rights

The Sterling Declaration of Trust and Sterling Bylaws do not require annual meetings of shareholders.

The Shareholders of the Sterling Trust have power to vote only (i) for the election of Trustees, provided, however, that no meeting of Shareholders is required to be called for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees have been elected by the Shareholders, (ii) with respect to any Manager or Sub-Adviser (as provided in the Declaration of Trust) to the extent required by the Investment Company Act, (iii) with respect to any termination of the Sterling Trust to the extent and as provided in the Declaration of Trust, (iv) with respect to certain amendments of the Declaration of Trust, (v) to the same extent as the stockholders of a Massachusetts business corporation as to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Trust or the Shareholders, and (vi) with respect to such additional matters relating to the Sterling Trust as may be required by law, the Sterling Declaration of Trust, the Sterling Bylaws or any registration of the Sterling Trust with the SEC (or any successor agency) or any state, or as the Trustees may consider necessary or desirable. Each whole Share shall be entitled to one vote as to any matter on which it is entitled to vote and each fractional Share shall be entitled to a proportionate fractional vote. The Shareholders of any particular series or class shall not be entitled to vote on any matters as to which such series or class is not affected. Except with respect to matters as to which the Trustees have determined that only the interests of one or more particular series are affected or as required by law, all of the Shares of each series or class shall, on matters as to which it is entitled to vote, vote with other series so entitled as a single class. Notwithstanding the foregoing, with respect to matters which would otherwise be voted on by two or more series as a single class, the Trustees may, in their sole discretion, submit such matters to the Shareholders of any or all such series, separately. There shall be no cumulative voting in the election of Trustees. Shares may be voted in person or by proxy. A proxy with respect to Shares held in the name of two or more persons shall be valid if executed by any one of them unless at or prior to exercise of the proxy the Trust receives a specific written notice to the contrary from any one of them. A proxy purporting to be executed by or on behalf of a Shareholder shall be deemed valid unless challenged at or prior to its exercise and the burden of proving invalidity shall rest on the challenger. Until Shares are issued, the Trustees may exercise all rights of Shareholders and may take any action required by law, the Sterling Declaration of Trust or the Sterling Bylaws to be taken by shareholders.

Annual meetings of shareholders are not required by the Ohio Act or the CST Trust Instrument, and it is anticipated that shareholder meetings will be held only when specifically required by Federal or state law. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each whole share owned and fractional votes for each fractional share owns.

The circumstances under which meetings of shareholders may be held under the following circumstances: (i) for the election or removal of Trustees, (ii) with respect to any contract as to which shareholder approval is required by the Investment Company Act, (iii) with respect to any termination or reorganization of the Trust or any series to the extent provided for in the CST Trust Instrument, (iv) with respect to any amendment of the CST Trust Instrument as provided for in the CST Trust Instrument, (v) to the same extent as the stockholders of an Ohio business corporation as to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Capitol Series Trust or the shareholders, and (vi) with respect to such additional matters relating to the Capitol Series Trust as may be required by the Investment Company Act, the CST Trust Instrument, the CST By-Laws or any registration of the Capitol Series Trust with the SEC or any state, or as the Trustees may consider necessary or desirable.

The Sterling Bylaws provide that a majority of Shares entitled to vote shall be a quorum for the transaction of business at a Shareholders’ meeting, except that where any provision of law or of the Sterling Declaration of Trust or the Sterling Bylaws permits or requires that holders of any series shall vote as a series, then a majority of the aggregate number of Shares of that series entitled to vote shall be necessary to constitute a quorum for the transaction of business by that series. Any lesser number shall be sufficient for adjournments. Any adjourned session or sessions may be held, within a reasonable time after the date set for the original meeting, without the necessity of further notice. Except when a larger vote is required by any provision of law or the Sterling Declaration of Trust or the Sterling Bylaws, a majority of the Shares voted shall decide any questions and a plurality shall elect a Trustee, provided that where any provision of law or of the Sterling Declaration of Trust or the Sterling Bylaws permits or requires that the holders of any series shall vote as a series, then a majority of the Shares of that series voted on the matter (or a plurality with respect to the election of a Trustee) shall decide that matter insofar as that series is concerned.	The CST Trust Instrument provides that a majority of Shares entitled to vote shall be a quorum for the transaction of business at a Shareholders’ meeting, except that where any provision of law or of the CST Trust Instrument permits or requires that holders of any Series or Class thereof shall vote as a Series or Class, then a majority of the aggregate number of Shares of that Series or Class thereof entitled to vote shall be necessary to constitute a quorum for the transaction of business by that Series or Class. Any lesser number shall be sufficient for adjournments. Any adjourned session or sessions may be held, within a reasonable time after the date set for the original meeting, without the necessity of further notice. Except when a larger vote is required by any provision the CST Trust Instrument or the CST By-Laws, a majority of the Shares voted, at a meeting at which a quorum is present, shall decide any questions and a plurality shall elect a Trustee, provided that where any provision of law or of the CST Trust Instrument permits or requires that the holders of any Series or Class shall vote as a Series or Class, then a majority of the Shares of that Series or Class voted on the matter shall decide that matter insofar as that Series or Class is concerned.
Liability of Shareholders
Under Massachusetts law, shareholders of a business trust may, under certain limited circumstances, be held personally liable as partners for the obligations of the Acquiring Fund. However, the Sterling Declaration of Trust contains an express disclaimer of shareholder liability in case any Shareholder or former Shareholder is held to be personally liable solely by reason of his or her being or having been a Shareholder and not because of his or her acts or omissions or for some other reason, the Shareholder or former Shareholder (or his or her heirs, executors, administrators or other legal representatives or in the case of a corporation or other entity, its corporate or other general successor) shall be entitled to be held harmless from and indemnified against all loss and expense arising from such liability, but only out of the assets of the particular series of Shares of which he or she is or was a Shareholder.	Pursuant to the CST Trust Instrument, shareholders of a series of CST generally are not personally liable for the acts, omissions or obligations of CST.

Election of Directors/Trustees; Terms; Removal
The Sterling Declaration of Trust provides that the number of Trustees shall be as provided in the Sterling Bylaws or as fixed from to time by the Trustees. The shareholders may elect Trustees at any meeting of Shareholders called by the Trustees for that purpose. Each Trustee shall serve during the continued lifetime of the Sterling Trust until he dies, resigns or is removed, or, if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and the election and qualification of his successor. Any Trustee may resign at any time by written instrument signed by him and delivered to any officer of the Sterling Trust, to each other Trustee or to a meeting of the Trustees. Such resignation shall be effective upon receipt unless specified to be effective at some other time. Except to the extent expressly provided in a written agreement with the Trust, no Trustee resigning and no Trustee removed shall have any right to any compensation for any period following his resignation or removal, or any right to damages on account of such removal.	Under the CST Trust Instrument, each CST Trustee shall serve as a Trustee during the lifetime of the Trust and until its termination as hereinafter provided or until such Trustee sooner dies, resigns, retires or is removed. The Trustees may elect their own successors and may, consistent with the provisions of the CST Trust Instrument, appoint Trustees to fill vacancies; provided that, immediately after filling a vacancy, at least two-thirds of the Trustees then holding office shall have been elected to such office by the shareholders at an annual or special meeting. If at any time less than a majority of the Trustees then holding office were so elected, the Trustees shall cause to be held as promptly as possible, and in any event within the period required by the Investment Company Act, a meeting of shareholders for the purpose of electing Trustees to fill any existing vacancies. Any Trustee may be removed by vote of the shareholders holding not less than two-thirds of the outstanding shares of CST.
Liability of Trustees and Officers; Indemnification

The Trustees shall not be responsible or liable in any event for any neglect or wrongdoing of any officer, agent, employee, manager or principal underwriter of the Sterling Trust, nor shall any Trustee be responsible for the act or omission of any other Trustee, but nothing herein contained shall protect any Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Every note, bond, contract, instrument, certificate or undertaking and every other act or thing whatsoever executed or done by or on behalf of the Trust or the Trustees or any of them in connection with the Trust shall be conclusively deemed to have been executed or done only in or with respect to their or his or her capacity as Trustees or Trustee, and such Trustees or Trustee shall not be personally liable thereon.

Under the CST Trust Instrument, neither shareholders nor the trustees, nor any of the Trust’s officers, will be personally liable for any claims against the Trust or any of its series in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee or of such officer. A Trustee shall be liable for his own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee, and for nothing else, and shall not be liable for errors of judgment or mistakes of fact or law.

The Sterling Trust shall indemnify each of its Trustees and officers (including persons who serve at the Sterling Trust’s request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise) (hereinafter referred to as a “Covered Person’’) against all liabilities and expenses, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such Covered Person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Covered Person except with respect to any matter as to which such Covered Person shall have been finally adjudicated in any such action, suit or other proceeding to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office.

Under Ohio law, a business may indemnify or agree to indemnify any person who was or is a party, or is threatened to be made a party, to any threatened, pending, or completed action or suit by or in the right of the trust to procure a judgment in its favor, by reason of the fact that the person is or was a director, officer, employee, or agent of the trust, or is or was serving at the request of the trust as a director, trustee, officer, employee, member, manager, or agent of another trust, domestic or foreign, nonprofit or for profit, a limited liability company, or a partnership, joint venture, trust, or other enterprise, against expenses, including attorney’s fees, actually and reasonably incurred by the person in connection with the defense or settlement of such action or suit, if the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the trust, except that no indemnification shall be made in respect of any of the following:

(a) Any claim, issue, or matter as to which such person is adjudged to be liable for negligence or misconduct in the performance of the person’s duty to the trust unless, and only to the extent that, the court of common pleas or the court in which such action or suit was brought determines, upon application, that, despite the adjudication of liability, but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses as the court of common pleas or such other court shall deem proper;

Indemnification of Shareholders. In case any Shareholder or former Shareholder shall be held to be personally liable solely by reason of his or her being or having been a Shareholder and not because of his or her acts or omissions or for some other reason, the Shareholder or former Shareholder (or his or her heirs, executors, administrators or other legal representatives or in the case of a corporation or other entity, its corporate or other general successor) shall be entitled to be held harmless from and indemnified against all loss and expense arising from such liability, but only out of the assets of the particular series of Shares of which he or she is or was a Shareholder.

(b) Any action or suit in which the only liability asserted against a director is pursuant to section 1701.95 of the Ohio Revised Code.

Indemnification of Shareholders. Under the CST Trust Instrument, in case any Shareholder or former Shareholder shall be charged or held to be personally liable for any obligation or liability of the Trust solely by reason of being or having been a Shareholder and not because of such Shareholder’s acts or omissions or for some other reason, the Trust (upon proper and timely request by the Shareholder) shall assume the defense against such charge and satisfy any judgment thereon, and the Shareholder or former Shareholder (or his heirs, executors, administrators or other legal representatives or in the case of a corporation or other entity, its corporate or other general successor) shall be entitled out of the assets of the Trust estate to be held harmless from and indemnified against all loss and expense arising from such liability; provided that, in the event the Trust shall consist of more than one Series, Shareholders of a particular Series who are faced with claims or liabilities solely by reason of their status as Shareholders of that Series shall be limited to the assets of that Series for recovery of such loss and related expenses. The rights accruing to a Shareholder the CST Trust Instrument shall not exclude any other right to which such Shareholder may be lawfully entitled, nor shall anything herein contained restrict the right of the Trust to indemnify or reimburse a Shareholder in any appropriate situation even though not specifically provided herein.

Indemnification of Trustees, Officers, etc. Under the CST Trust Instrument, subject to and except as otherwise provided in the Securities Act of 1933, as amended, and the Investment Company Act, CST shall indemnify each of its Trustees and officers (including persons who serve at CST’s request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise (hereinafter referred to as a “Covered Person”) against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants’ and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, director or trustee, and except that no Covered Person shall be indemnified against any liability to CST or its Shareholders to which such Covered Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office.

Preemptive, Dissenter’s and Other Rights
The Sterling Declaration of Trust provides that Shareholders shall have no preemptive or other right to subscribe to any additional Shares or other securities issued by the Sterling Trust.	The CST Trust Instrument provides that shareholders have no preemptive or other right to subscribe to any additional shares or other securities issued by the Trust.
Amendments to Organizational Documents
This Sterling Declaration of Trust may be amended at any time by an instrument in writing signed by a majority of the then Trustees when authorized to do so by vote of Shareholders holding a majority of the Shares of each series entitled to vote, except that an amendment which shall affect the holders of one or more series or class of Shares but not the holders of all outstanding series or class shall be authorized by vote of the Shareholders holding a majority of the Shares entitled to vote of each series or class affected and no vote of Shareholders of a series or class not affected shall be required. Amendments having the purpose of changing the name of the Trust, of establishing, changing, or eliminating the par value of the shares or of supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision contained herein shall not require authorization by Shareholder vote.	All rights granted to the Shareholders under the CST Trust Instrument are granted subject to the reservation of the right to amend the CST Trust Instrument, except that no amendment shall repeal the limitations on personal liability of any Shareholder or Trustee or repeal the prohibition of assessment upon the Shareholders without the express consent of each Shareholder or Trustee involved. Subject to the foregoing, the provisions of CST Trust Instrument (whether or not related to the rights of Shareholders) may be amended at any time so long as such amendment does not adversely affect the rights of any Shareholder with respect to which such amendment is or purports to be applicable and so long as such amendment is not in contravention of applicable law, including the Investment Company Act, by an instrument in writing signed by a majority of the then Trustees (or by an officer of CST pursuant to the vote of a majority of such Trustees).

Dissolution

The Sterling Trust may be terminated at any time by the vote of Shareholders holding at least a majority of the Shares of each series entitled to vote or by the Trustees by written notice to the Shareholders. Any series or class of Shares may be terminated at any time by vote of Shareholders holding at least a majority of the Shares of such series entitled to vote or by the Trustees by written notice to the Shareholders of such series or class.

Upon termination of the Sterling Trust or of any one or more series of Shares, after paying or otherwise providing for all charges, taxes, expenses and liabilities, whether due or accrued ‘or anticipated, of the Sterling Trust or of the particular series as may be determined by the Trustees, the Sterling Trust shall, in accordance with such procedures as the Trustees consider appropriate, reduce the remaining assets to distributable form in cash or shares or other securities, or any combination thereof, and distribute the proceeds to the Shareholders of the series involved, ratably according to the number of Shares of such series held by the several Shareholders of such series on the date of termination.

Under the CST Trust Instrument, CST may be terminated at any time by an instrument executed by a majority of the Trustees then in office upon prior written notice to the Shareholders. Any Series or Class (and the establishment and designation thereof) may be terminated at any time by an instrument executed by a majority of the Trustees upon prior written notice to the Shareholders of that Series or Class). In the event of the liquidation or dissolution of CST, the Shareholders of each Series or Class that has been established and designated shall be entitled to receive, as a Series or Class, when and as declared by the Trustees, the excess of the assets belonging to that Series or Class over the liabilities belonging to that Series or Class. The assets so distributable to the Shareholders of any particular Series or Class shall be distributed among such Shareholders in proportion to the number of Shares of that Series or Class held by them and recorded on the books of CST. The liquidation of any particular Series or Class may be authorized by vote of a majority of the Trustees.

Derivative Actions
No Shareholder shall have the right to bring or maintain any court action or other proceeding asserting a derivative claim or any claim asserted on behalf of the Sterling Trust or involving any alleged harm to the Sterling Trust without first making written demand on the Trustees requesting the Trustees to bring or maintain such action, proceeding or claim. Such demand shall not be excused under any circumstances, including claims of alleged interest on the part of the Trustees, unless the Shareholder makes a specific showing that irreparable nonmonetary injury to the Sterling Trust would otherwise result. Such demand shall be mailed to the Clerk of the Sterling Trust at the Trust’s principal office and shall set forth with particularity the nature of the proposed court action, proceeding or claim and the essential facts relied upon by the Shareholder to support the allegations made in the demand. The Trustees shall consider such demand within 90 days of its receipt by the Sterling Trust. In their sole discretion, the Trustees, including a majority of Trustees who are not interested persons of the Trust within the meaning set forth in the Investment Company Act (“Interested Persons”), may submit the matter to a vote of Shareholders of the Sterling Trust. Any decision by the Trustees, including a majority of Trustees who are not Interested Persons of the Trust, to bring, maintain or settle (or not to bring, maintain or settle) such court action, proceeding or claim, or to submit the matter to a vote of Shareholders, shall be binding upon the Shareholders.	Under the CST Trust Instrument, shareholders have the same power to vote as to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of CST or the Shareholders as do stockholders of an Ohio business corporation. In a derivative action brought by one or more legal or equitable owners of shares to enforce a right of a corporation, the corporation having failed to enforce a right which may properly be asserted by it, the complaint must be verified and must allege that the plaintiff was a shareholder at the time the transaction of which he complains, The complaint shall also allege with particularity the efforts, if any, made by the plaintiff to obtain the action he desires from the directors and, if necessary, from the shareholders and the reasons for his failure to obtain the action or for not making the effort. The derivative action may not be maintained if it appears that the plaintiff does not fairly and adequately represent the interests of the shareholders similarly situated in enforcing the right of the corporation. The action shall not be dismissed or compromised without the approval of the court, and notice of the proposed dismissal or compromise shall be given to shareholders in such manner as the court directs.

STATEMENT OF ADDITIONAL INFORMATION

FOR THE REORGANIZATION OF

Sterling Capital Enhanced Core Bond ETF

a series of Capitol Series Trust

225 Pictoria Drive, Suite 450

Cincinnati, Ohio 45246

(513) 587-3400

INTO

Sterling Capital Enhanced Core Bond ETF

a series of Sterling Capital Funds

434 Fayetteville St., Suite 500

Raleigh, NC 27601

(800) 228-1872

February [ ], 2026

This Statement of Additional Information (“SAI”) is not a prospectus but should be read in conjunction with the Proxy Statement/Prospectus dated February [ ], 2026 that is being furnished to shareholders of the Sterling Capital Enhanced Core Bond ETF (the “Target Fund”), a separate series of Capitol Series Trust (“CST”), an open-end management investment company, and the Sterling Capital Enhanced Core Bond ETF (the “Acquiring Fund”), a newly-created series of Sterling Capital Funds (the “Sterling Trust”), an open-end management investment company, in connection with a Special Meeting of Shareholders (the “Special Meeting”) called by the Board of Trustees of the Target Fund to be held at the offices of Ultimus Fund Solutions, the Target Fund’s Administrator located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, on March 20, 2026 at 11:00 a.m. Eastern time. At the Special Meeting, shareholders of the Target Fund will be asked to approve:

(i)	An Agreement and Plan of Reorganization (the “Plan”) providing for (i) the acquisition of the assets and assumption of the liabilities of the Target Fund by the Acquiring Fund in exchange for shares of the Acquiring Fund with an aggregate net asset value (“NAV”) equal to the aggregate NAV of the shares of the Target Fund; (ii) the pro rata distribution of such shares to the shareholders of the Target Fund, and (iii) the complete liquidation and dissolution of the Target Fund, all upon the terms and conditions set forth in the Plan (the “Reorganization”).

(ii)	A New Investment Advisory Agreement between Sterling Capital and the Target Fund (the “New Agreement”).

(iii)	The removal of the Target Fund’s fundamental investment restriction that prohibits the Target Fund from engaging in specified types of options and options related transactions.

Copies of the Proxy Statement/Prospectus may be obtained at no charge by writing the Target Fund at c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, OH 45246, or calling the Target Fund at (888) 637-7798.

The Target Fund’s Prospectus, Statement of Additional Information, and Semi-Annual Report to Shareholders are available upon request and without charge by writing to CST, by calling (888) 637-7798 or visiting www.sterlingcapitalfunds.com.

The Acquiring Fund’s Prospectus and Statement of Additional Information are available without charge by calling (800) 228-1972. Because the Acquiring Fund has not commenced operations as of the date of this Proxy Statement/Prospectus, it has not yet issued an annual or semi-annual report.

The Target Fund shall be the accounting and performance survivor in the Reorganization. Additionally, there are no material differences in accounting policies of the Target Fund as compared to those of the Acquiring Fund.

Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Proxy Statement/Prospectus. The term “Fund” as used in this SAI, refers to the Target Fund.

This SAI incorporates by reference the following documents, which have each been filed with the U.S. Securities and Exchange Commission and will be sent to any shareholder requesting this SAI:

(i)	Target Fund Prospectus and Statement of Additional Information dated March 7, 2025, as supplemented, filed with the SEC (File Nos. 333-191495 and 811-22895); and

(ii)	Target Fund Semi-Annual Report to Shareholders and unaudited financial statements included in the Fund’s Form N-CSRS filing for the period ended June 30, 2025 filed with the SEC (File No. 811-22895); and

(iii)	Acquiring Fund Prospectus and Statement of Additional Information dated February [ ], 2026, filed with the SEC (File Nos. 333-49098 and 811-06719).

SUPPLEMENTAL FINANCIAL INFORMATION

Rule 6-11(d)(2) under Regulation S-X requires that, with respect to any fund acquisition, registered investment companies must provide certain supplemental financial information in lieu of pro forma financial statements required by Regulation S-X. For this reason, pro forma financial statements of the Acquiring Fund are not included in this SAI.

Tables showing the fees of the Target Fund and the Acquiring Fund, and the fees and expenses of the Acquiring Fund on a pro forma basis after giving effect to the Reorganization, are included in the “Comparison Fee Table and Example” section of the Proxy Statement/Prospectus.

The Merger will not result in a material change to the investment portfolio of the Target Fund due to the investment restrictions of the Acquiring Fund. As a result, a schedule of investments of each of those Funds modified to show the effects of the change is not required and is not included. Notwithstanding the foregoing, changes may be made to the Target Fund’s portfolio in advance of the Reorganization, as may be described in the Proxy Statement/Prospectus.

There are no material differences in accounting policies of the Target Fund as compared to those of the Acquiring Fund.

STERLING CAPITAL FUNDS

PART C

Other Information

Item 15. Indemnification

Article VIII, Sections 1 and 2 of the Registrant’s Amended and Restated Agreement and Declaration of Trust provides as follows:

Trustees, Officers, etc.

Section 1. The Trust shall indemnify each of its Trustees and officers (including persons who serve at the Trust’s request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise) (hereinafter referred to as a “Covered Person”) against all liabilities and expenses, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such Covered Person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Covered Person except with respect to any matter as to which such Covered Person shall have been finally adjudicated in any such action, suit or other proceeding to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office. Expenses, including counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), shall be paid from time to time by the Trust in advance of the final disposition of any such action, suit or proceeding upon receipt of an undertaking by or on behalf of such Covered Person to repay amounts so paid to the Trust if it is ultimately determined that indemnification of such expenses is not authorized under this Article, provided, however, that either (a) such Covered Person shall have provided appropriate security for such undertaking, (b) the Trust shall be insured against losses arising from any such advance payments or (c) either a majority of the disinterested Trustees acting on the matter (provided that a majority of the disinterested Trustees then in office act on the matter), or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a full trial type inquiry) that there is reason to believe that such Covered Person will be found entitled to indemnification under this Article.

Compromise Payment

Section 2. As to any matter disposed of (whether by a compromise payment, pursuant to a consent decree or otherwise) without an adjudication by a court, or by any other body before which the proceeding was brought, that such Covered Person either (a) did not act in good faith in the reasonable belief that his action was in the best interests of the Trust or (b) is liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, indemnification shall be provided if (a) approved as in the best interests of the Trust, after notice that it involved such indemnification, by at least a majority of the disinterested Trustees acting on the matter (provided that a majority of the disinterested Trustees then in office act on the matter) upon a determination, based upon a review of readily available facts (as opposed to a full trial type inquiry) that such Covered Person acted in good faith in the reasonable belief that his action was in the best interests of the Trust and is not liable to the Trust or its Shareholders by reasons of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, or (b) there has been obtained an opinion in writing of independent legal counsel, based upon a review of readily available facts (as opposed to a full trial type inquiry) to the effect that such Covered Person appears to have acted in good faith in the reasonable belief that his action was in the best interests of the Trust and that such indemnification would not protect such Person against any liability to the Trust to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. Any approval pursuant to this Section shall not prevent the recovery from any Covered Person of any amount paid to such Covered Person in accordance with this Section as indemnification if such Covered Person is subsequently adjudicated by a court of competent jurisdiction not to have acted in good faith in the reasonable belief that such Covered Person’s action was in the best interests of the Trust or to have been liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office.

The Trust has also entered into agreements with each of its trustees pursuant to which each of the Funds has agreed to indemnify each Trustee to the maximum extent permitted by applicable law against any liability and expense incurred by the Trustee by reason of the Trustee being or having been a Trustee.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers, and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer, or controlling person of Registrant in the successful defense of any action, suit, or proceeding) is asserted by such trustee, officer, or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Indemnification for the Registrant’s principal underwriter is provided for in the Underwriting Agreement incorporated herein by reference as Exhibit (e)(1). The Registrant maintains a directors and officers liability insurance policy. In addition, certain officers and the interested trustee are covered by Truist Financial Corporation’s directors and officers liability insurance policy.

Item 16.	Exhibits.

(1)	Amended and Restated Agreement and Declaration of Trust dated August 27, 2025 is incorporated by reference to Post-Effective Amendment No. 159 to the Registration Statement of Registrant on Form N-1A (filed September 24, 2025).

(2)	Amended and Restated Bylaws dated November 19, 2015 is incorporated by reference to Exhibit (b)(1) to Post-Effective Amendment No. 116 to the Registration Statement of the Registrant on Form N-1A (filed November 30, 2015).

(3)	Not Applicable.

(4)	Form of Agreement and Plan of Reorganization is attached as Appendix B to the Proxy Statement/Prospectus contained in this Registration Statement.

(5)	Instruments Defining the Rights of Securities Holders.

(a)	Article III; Article V; Article VIII, Section 4; and Article IX, Sections 1, 4, 5, and 7 of the Amended and Restated Agreement and Declaration of Trust are incorporated by reference to Exhibit (a)(1) to Post-Effective Amendment No. 159 to the Registration Statement of the Registrant on Form N-1A (filed September 24, 2025).

(b)	Article 9; Article 10, Section 10.6; and Article 11 of the By-laws responsive to this item are incorporated by reference to Exhibit (b)(1) to Post-Effective Amendment No. 116 to the Registration Statement of the Registrant on Form N-1A (filed November 30, 2015).

(6)	Investment Advisory Agreements.

(a)	ETF Investment Advisory Agreement between the Registrant, on behalf of Sterling Capital Enhanced Core Bond ETF dated December 8, 2025, is incorporated by reference to Exhibit (d)(3) to Post-Effective Amendment No. 162 to the Registration Statement of the Registrant on Form N-1A (filed December 8, 2025).

(7)	Underwriting Contracts.

(a)	ETF Distribution Agreement among the Registrant, on behalf of Sterling Capital Ultra Short Bond ETF, Sterling Capital Short Duration Bond ETF, Sterling Capital National Municipal Bond ETF, Sterling Capital Multi-Strategy Income ETF, Sterling Capital Hedged Equity Premium Income ETF, and Sterling Capital Enhanced Core Bond ETF, and Sterling Capital Management LLC and Sterling Capital Distributors LLC, dated November 21, 2025, is incorporated by reference to Exhibit (e)(5) to Post-Effective Amendment No. 162 to the Registration Statement of the Registrant on Form N-1A (filed December 8, 2025).

(b)	ETF Distribution Services Agreement among the Registrant, on behalf of Sterling Capital Ultra Short Bond ETF, Sterling Capital Short Duration Bond ETF, Sterling Capital National Municipal Bond ETF, Sterling Capital Multi-Strategy Income ETF, Sterling Capital Hedged Equity Premium Income ETF, and Sterling Capital Enhanced Core Bond ETF, and Sterling Capital Management LLC and Sterling Capital Distributors LLC, dated December 8, 2025, is incorporated by reference to Exhibit (e)(6) to Post-Effective Amendment No. 162 to the Registration Statement of the Registrant on Form N-1A (filed December 8, 2025).

(8)	Not Applicable.

(9)	Custody Agreements.

(a)	ETF Custody Agreement between Registrant, on behalf of Sterling Capital Ultra Short Bond ETF, Sterling Capital Short Duration Bond ETF, Sterling Capital National Municipal Bond ETF, Sterling Capital Multi-Strategy Income ETF, Sterling Capital Hedged Equity Premium Income ETF, and Sterling Capital Enhanced Core Bond ETF, and U.S. Bank N.A. dated December, 2025, is incorporated by reference to Exhibit (g)(2) to Post-Effective Amendment No. 163 to the Registration Statement of the Registrant on Form N-1A (filed December 16, 2025).

i.	Form of Amendment to ETF Custody Agreement is filed herewith.

(10)	(a)	ETF Distribution and Shareholder Services Plan dated November 19, 2025 between the Registrant, on behalf of Sterling Capital Ultra Short Bond ETF, Sterling Capital Short Duration Bond ETF, Sterling Capital National Municipal Bond ETF, Sterling Capital Multi-Strategy Income ETF, Sterling Capital Hedged Equity Premium Income ETF, and Sterling Capital Enhanced Core Bond ETF, and Sterling Capital Distributors, LLC, is incorporated by reference to Exhibit (e)(6) to Post-Effective Amendment No. 162 to the Registration Statement of the Registrant on Form N-1A (filed December 8, 2025).

(11)	Opinion and consent of Ropes & Gray LLP as to the legality of the securities being registered is filed herewith.

(12)	Opinion and consent of Ropes & Gray LLP as to tax matters, to be filed by amendment.

(13)	(a)	Administration Agreement between the Registrant and Sterling Capital Management LLC dated October 1, 2010 is incorporated by reference to Exhibit (h)(1) to Post-Effective Amendment No. 67 to the Registration Statement of the Registrant on Form N-1A (filed November 29, 2010).

i.	Amendment to Administration Agreement dated June 29, 2011 is incorporated by reference to Exhibit (h)(1)(i) to Post-Effective Amendment No. 74 to the Registration Statement of the Registrant on Form N-1A (filed June 29, 2011).

ii.	Amendment to Administration Agreement dated November 18, 2011 is incorporated by reference to Exhibit (h)(1)(ii) to Post-Effective Amendment No. 78 to the Registration Statement of the Registrant on Form N-1A (filed January 17, 2012).

iii.	Amendment to Administration Agreement dated July 1, 2012 is incorporated by reference to Exhibit (h)(1)(iii) to Post-Effective Amendment No. 87 to the Registration Statement of the Registrant on Form N-1A (filed September 7, 2012).

iv.	Amendment to Administration Agreement dated November 20, 2012 is incorporated by reference to Exhibit (h)(1)(iv) to Post-Effective Amendment No. 88 to the Registration Statement of the Registrant on Form N-1A (filed November 19, 2012).

v.	Amendment to Administration Agreement dated November 15, 2012 is incorporated by reference to Exhibit (h)(1)(v) to Post-Effective Amendment No. 91 to the Registration Statement of the Registrant on Form N-1A (filed January 30, 2013).

vi.	Amendment to Administration Agreement dated December 12, 2013 is incorporated by reference to Exhibit (h)(1)(vi) to Post-Effective Amendment No. 102 to the Registration Statement of the Registrant on Form N-1A (filed January 29, 2014).

vii.	Amendment to Administration Agreement dated November 28, 2014 is incorporated by reference to Exhibit (h)(1)(vii) to Post-Effective Amendment No. 108 to the Registration Statement of the Registrant on Form N-1A (filed January 29, 2015).

viii.	Amendment to Administration Agreement dated August 20, 2015 is incorporated by reference to Exhibit (h)(1)(viii) to Post-Effective Amendment No. 116 to the Registration Statement of the Registrant on Form N-1A (filed November 30, 2015).

ix.	Amendment to Administration Agreement dated November 19, 2015 is incorporated by reference to Exhibit (h)(1)(ix) to Post-Effective Amendment No. 116 to the Registration Statement of the Registrant on Form N-1A (filed November 30, 2015).

x.	Amendment to Administration Agreement dated August 25, 2016 is incorporated by reference to Exhibit (h)(1)(x) to Post-Effective Amendment No. 123 to the Registration Statement of the Registrant on Form N-1A (filed September 29, 2016).

xi.	Amendment to Administration Agreement dated February 28, 2018 is incorporated by reference to Exhibit (h)(1)(xi) to Post-Effective Amendment No. 140 to the Registration Statement of the Registrant on Form N-1A (filed November 29, 2018).

xii.	Amendment to Administration Agreement dated November 19, 2025, is incorporated by reference to Exhibit (h)(1)(xii) to Post-Effective Amendment No. 162 to the Registration Statement of the Registrant on Form N-1A (filed December 8, 2025).

(b)	ETF Sub-Administration Agreement between Sterling Capital Management LLC and Ultimus Fund Solutions, LLC, on behalf of Sterling Capital Ultra Short Bond ETF, Sterling Capital Short Duration Bond ETF, Sterling Capital National Municipal Bond ETF, Sterling Capital Multi-Strategy Income ETF, Sterling Capital Hedged Equity Premium Income ETF, and Sterling Capital Enhanced Core Bond ETF, dated December 8, 2025, is incorporated by reference to Exhibit (h)(4) to Post-Effective Amendment No. 162 to the Registration Statement of the Registrant on Form N-1A (filed December 8, 2025).

(c)	Master Services Agreement between Registrant, on behalf of Sterling Capital Ultra Short Bond ETF, Sterling Capital Short Duration Bond ETF, Sterling Capital National Municipal Bond ETF, Sterling Capital Multi-Strategy Income ETF, Sterling Capital Hedged Equity Premium Income ETF, and Sterling Capital Enhanced Core Bond ETF, and FilePoint EDGAR Services, LLC, dated December 8, 2025, is incorporated by reference to Exhibit (h)(6) to Post-Effective Amendment No. 162 to the Registration Statement of the Registrant on Form N-1A (filed December 8, 2025).

(d)	ETF Transfer Agent Agreement between the Registrant, on behalf of Sterling Capital Ultra Short Bond ETF, Sterling Capital Short Duration Bond ETF, Sterling Capital National Municipal Bond ETF, Sterling Capital Multi-Strategy Income ETF, Sterling Capital Hedged Equity Premium Income ETF, and Sterling Capital Enhanced Core Bond ETF, and U.S. Bancorp Fund Services, LLC, dated December 8, 2025, is incorporated by reference to Exhibit (h)(7) to Post-Effective Amendment No. 163 to the Registration Statement of the Registrant on Form N-1A (filed December 16, 2025).

i.	Form of Amendment to ETF Transfer Agent Agreement, filed herewith.

(e)	ETF Master Services Agreement between the Registrant, on behalf of Sterling Capital Ultra Short Bond ETF, Sterling Capital Short Duration Bond ETF, Sterling Capital National Municipal Bond ETF, Sterling Capital Multi-Strategy Income ETF, Sterling Capital Hedged Equity Premium Income ETF, and Sterling Capital Enhanced Core Bond ETF, and Ultimus Fund Solutions, dated December 8, 2025, is incorporated by reference to Exhibit (h)(8) to Post-Effective Amendment No. 162 to the Registration Statement of the Registrant on Form N-1A (filed December 8, 2025).

(f)	BlackRock Rule 12d1-4 Fund of Funds Investment Agreement is incorporated by reference to Exhibit (h)(7) to Post-Effective Amendment No. 149 to the Registration Statement of the Registrant on Form N-1A (filed January 28, 2022).

(g)	Form of Authorized Participant Agreement, is incorporated by reference to Exhibit (h)(10) to Post-Effective Amendment No. 162 to the Registration Statement of the Registrant on Form N-1A (filed December 8, 2025).

(14)	Not applicable.

(15)	Not applicable.

(16)	Powers of Attorney for James T. Gillepsie, Todd M. Miller, Drew T. Kagan, Laura C. Bingham, Scott A. Haenni, Alan G. Priest, Kimberly R. Storms, and David L. Wedding are filed herewith.

(17)	Not Applicable.

Item 17.	Undertakings

(1)	The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933 (the “Securities Act”), the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2)	The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3)	The undersigned Registrant agrees to file by post-effective amendment an opinion of counsel supporting the tax consequences of the proposed reorganization within a reasonable period of time after receipt of such opinion.

SIGNATURES

As required by the Securities Act of 1933, as amended, this Registration Statement has been signed on behalf of the Registrant, thereunto duly authorized, in the City of Boston, Massachusetts on the 14th day of January, 2026.

STERLING CAPITAL FUNDS

/s/ James T. Gillespie
*James T. Gillespie President

As required by the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ James T. Gillespie	President and Principal Executive Officer	January 14, 2026
* James T. Gillespie

/s/ Todd M. Miller	Treasurer and Principal Financial Officer	January 14, 2026
* Todd M. Miller	(Principal Accounting Officer)

/s/ Drew T. Kagan	Trustee	January 14, 2026
*Drew T. Kagan

/s/ Laura C. Bingham	Trustee	January 14, 2026
*Laura C. Bingham

/s/ Scott A. Haenni	Senior Managing Director and Chief Executive Officer	January 14, 2026
*Scott A. Haenni

/s/ Alan G. Priest	Trustee	January 14, 2026
*Alan G. Priest

/s/ Kimberly R. Storms	Trustee	January 14, 2026
*Kimberly R. Storms

/s/ David L. Wedding	Trustee	January 14, 2026
*David L. Wedding

By:	/s/ Thomas R. Hiller
Thomas R. Hiller

*	By Thomas R. Hiller, solely in his capacity as Attorney-in-Fact, pursuant to powers of attorney filed herewith.

STERLING CAPITAL FUNDS

EXHIBITS INDEX

EXHIBIT NO.	DESCRIPTION
9(a)(i)	Form of Amendment to ETF Custody Agreement.
11	Opinion and consent of Ropes & Gray LLP.
13(d)(i)	Form of Amendment to ETF Transfer Agreement.
16	Powers of Attorney.